As filed with the Securities and Exchange Commission on May 14, 2014

Registration No. 333-187642

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	PRE-EFFECTIVE AMENDMENT NO. 3

☐	POST-EFFECTIVE AMENDMENT NO.

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 GOLDMAN SACHS BDC, INC.

(Exact name of Registrant as Specified in Charter)

200 West Street, New York, New York 10282
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-0300
Jonathan Lamm
Goldman Sachs BDC, Inc.
200 West Street, New York, New York 10282

(Name and Address of Agent for Service)

Copies of information to:

Paul D. Tropp, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Facsimile: (212) 859-4000	Geoffrey R.T. Kenyon, Esq. Richard Horowitz, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Telephone: (212) 698-3500 Facsimile: (212) 698-3599	Margery K. Neale, Esq. Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Telephone: (212) 728-8000 Facsimile: (212) 728-9294

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED      , 2014

       SHARES

GOLDMAN SACHS BDC, INC.

We are a recently formed, externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  We were formed by The Goldman Sachs Group, Inc. (“Group Inc.”) to invest primarily in middle-market companies in the United States.  Our investment objective is to generate current income and, to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.

We are managed by our investment adviser, Goldman Sachs Asset Management, L.P. (“GSAMLP”), a wholly-owned subsidiary of Group Inc. Group Inc., together with Goldman, Sachs & Co., GSAMLP and its other subsidiaries and affiliates, is referred to herein as “Goldman Sachs.”

This is an initial public offering of our shares of common stock (the “IPO”). All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading.  We currently expect that the initial public offering price per share of our common stock will be between $    and $    .  We intend to apply to have our common stock listed on                under the symbol “        ”.

We are an “emerging growth company” within the meaning of the recently enacted Jumpstart Our Business Startups (JOBS) Act.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available by written or oral request and free of charge by contacting us at        , or by calling us collect at          .  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including business development companies, frequently trade at a discount to their net asset value (“NAV”). If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.  Assuming an initial public offering price of $        per share, purchasers in this offering will experience immediate dilution of approximately $        per share.  See “Dilution” for more information.

Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.  Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative.  The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade.  These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.  Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 16 of this prospectus.

	Per Share	Total

Public offering price	$	$
Sales load	$	$
Proceeds, before expenses, to us(1)	$	$
(1)	We estimate that we will incur offering expenses of approximately $ , or approximately $ per share, in connection with this offering.

The underwriters may exercise their over-allotment option to purchase up to an additional         shares from us, at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus. If the underwriters exercise this over-allotment option in full, the total underwriting discount will be $            , and total proceeds, before expenses, will be $            .

The shares will be ready for delivery on or about           , 2014.

__________________________________

__________________________________
The date of this prospectus is               , 2014.

TABLE OF CONTENTS

SUMMARY	1
THE OFFERING	8
FEES AND EXPENSES	12
SELECTED FINANCIAL AND OTHER INFORMATION	15
RISK FACTORS	16
POTENTIAL CONFLICTS OF INTEREST	40
FORWARD-LOOKING STATEMENTS	48
USE OF PROCEEDS	50
DISTRIBUTIONS	51
CAPITALIZATION	52
DILUTION	53
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	54
SENIOR SECURITIES	68
BUSINESS	69
PORTFOLIO COMPANIES	79
MANAGEMENT	82
RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS	94
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	96
DETERMINATION OF NET ASSET VALUE	98
DESCRIPTION OF CAPITAL STOCK	100
SHARES ELIGIBLE FOR FUTURE SALE	107
REGULATION	108
U.S. FEDERAL INCOME TAX CONSIDERATIONS	114
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT	124
PORTFOLIO TRANSACTIONS AND BROKERAGE	125
UNDERWRITING	126
LEGAL MATTERS	130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	130
ADDITIONAL INFORMATION	130
INDEX TO FINANCIAL STATEMENTS	F-1
GSAM PROXY VOTING GUIDELINES SUMMARY	A-1

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS

This prospectus contains trademarks and service marks owned by Goldman Sachs.  This prospectus may also contain trademarks and service marks owned by third parties.

SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should review the more detailed information contained in this prospectus, especially the information set forth under the heading “Risk Factors.”

Unless indicated otherwise in this prospectus or the context requires otherwise, the terms:

•	“Company,” “we,” “us” or “our” refer to Goldman Sachs BDC, Inc., or for periods prior to the Conversion (as defined below), Goldman Sachs Liberty Harbor Capital, LLC (See “—Formation Transactions”);

•	“GSAMLP” or our “investment adviser” refer to Goldman Sachs Asset Management, L.P.;

•	“Group Inc.” refers to The Goldman Sachs Group, Inc.; and

•	“administrator” refers to State Street Bank and Trust Company.

Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their over-allotment option.

The Company

We are a recently formed, externally managed specialty finance company that is a non-diversified, closed-end management investment company that elected to be regulated as a business development company (a “BDC”) under the Investment Company Act.

We are managed by our investment adviser, GSAMLP, subject to the supervision of our Board of Directors, a majority of whom are independent of GSAMLP and its affiliates.  GSAMLP, together with certain other affiliates of Group Inc., comprise Goldman Sachs Asset Management (“GSAM”).  GSAM is part of Group Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. Group Inc. is the general partner and principal owner of GSAMLP. GSAM has been providing financial solutions for investors since 1988 and had approximately $807.6 billion of assets under management as of December 31, 2013.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.  We invest primarily in U.S. middle-market companies, which GSAM believes have been underserved in recent years by banks and have difficulty accessing the public debt markets.  However, we may from time to time invest in larger or smaller companies.  In this prospectus, we generally use the term “middle-market” to refer to companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), of between $5 million and $75 million annually.  We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.  We expect to make investments through both primary originations and open-market secondary purchases.  We expect to invest across a number of different industries. Our investments are typically expected to have maturities between three and ten years and generally range in size between $5 and $50 million, though this investment size may grow if our capital base grows and shrink if our capital base shrinks.  If we are successful in achieving our investment objective, we believe that we will be able to provide our stockholders with consistent dividend distributions and attractive risk-adjusted total returns.

In addition to investments in U.S. middle-market companies, we may invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity.  Such investments are intended to enhance our risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating, although these types of investments generally will constitute less than 30% of our total assets.

The instruments in which we invest typically are not rated by any rating agency, but GSAM believes that if such instruments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or Standard & Poor’s Rating Services), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.  Bonds that are rated below investment grade are sometimes referred to as “high yield bonds,” “junk bonds” or “leveraged loans.”  We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

As of December 31, 2013, we had approximately $493.42 million at fair value invested in 26 investments, or our portfolio investments.  Our investments have spanned across a variety of industries, including Internet Software and Services; Media; Diversified Telecommunications Services; Electronic Equipment, Instruments & Components; Communications Equipment; Capital Markets and Oil, Gas & Consumable Fuels.  As of December 31, 2013, over 99% of our portfolio investments at fair value were in U.S. domestic companies.  Also as of such date, the weighted average remaining term of our debt investments in our portfolio was approximately 5.5 years.  As of December 31, 2013, our portfolio investments on a fair value basis were approximately 94.4% in secured debt (42.5% in first lien debt and 51.9% in second lien debt), 1.4% in unsecured debt and 4.2% in preferred stock.  As of December 31, 2013, on a fair value basis, approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including a preferred stock investment) and approximately 80.5% were invested in debt bearing a floating interest rate with interest rate floors.

As of December 31, 2013, we had not incurred any leverage, although we are party to a $340.0 million Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”) with SunTrust Bank, as administrative agent, and, prior to the completion of this offering, we may become a party to additional debt financing arrangements.  Such arrangements will allow us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield.  In connection with these or other borrowings, our lenders may require us to pledge some or all of our assets.  In addition, the lenders may ask us to comply with positive or negative covenants that could have an adverse effect on our operations.

Our Investment Adviser

GSAMLP, a Delaware limited partnership, serves as our investment adviser and has been registered as an investment adviser with the SEC since 1990.  Subject to the supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services.

In particular, the GSAM Liberty Harbor investment team will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments.  We do not have any employees.  As of December 31, 2013, the GSAM Liberty Harbor investment team had 26 investment professionals.  These individuals have responsibilities other than relating to us and allocate a portion of their time in support of our business based on their particular expertise as it relates to a potential investment opportunity and our investment objective as whole.  In addition, GSAM believes that it has best in class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others.  We expect to benefit from the support provided by these personnel in our operations.

The GSAM Liberty Harbor investment team takes a bottom-up, fundamental research approach to investing and focuses primarily on corporate credit investment opportunities in North America.  The team has approximately $4.8 billion of assets under management as of December 31, 2013.  The senior members of the investment team have been working together since 2006 and have an average of over 14 years of experience in leveraged finance and private transactions.  The voting members of our investment committee collectively have over 50 years of experience in small business investing and activities related to small business investing. See “Management—Biographical Information” for a description of the experience of each of the individual voting members of our investment committee.

The GSAM Liberty Harbor investment team has an investment committee comprised of five voting members, Brendan McGovern, Salvatore Lentini, Jon Yoder, David Yu and Scott Turco, as well as three non-voting members with operational or legal expertise.  The investment committee is responsible for approving all of our investments.  The investment committee also monitors investments in our portfolio and approves all asset dispositions.  We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

We believe that the GSAM Liberty Harbor investment team will be able to leverage their current investment platform, resources and existing relationships with private equity sponsors, middle-market agents and intermediaries, financial institutions, the restructuring community and small public companies that have effectively lost access to the public capital markets, which we refer to as “orphaned” public companies, to provide us with attractive investment opportunities, as well as with analyzing, negotiating, structuring and monitoring our investments.

Market Opportunity

GSAM believes that current market conditions and regulatory changes have combined to create an attractive investment environment for us.  Specifically:

•
Loans to middle-market companies are typically illiquid and unrated.  Stakeholders in banks, including their shareholders, lenders and regulators, continue to exert pressure to contain the amount of illiquid, unrated assets held on bank balance sheets.  Examples of this include moves to codify the BASEL III accords in the U.S., which increase the regulatory capital charge for lower rated and unrated assets in most instances, and continued investor focus on the amount of illiquid assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets.  As a result, GSAM believes that banks have reduced their lending to middle-market companies.

•
Consolidation of regional banks into money center banks has reduced the focus on middle-market lending.  Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently.  GSAM believes that this has resulted in fewer bank lenders to the U.S. middle-market and the reduced availability of debt capital to the companies we target.

•
In GSAM’s experience, the so-called “shadow banking sector” (which GSAM believes is comprised of hedge funds, mezzanine funds, private equity funds, structured vehicles and similar entities) has struggled since the 2008 financial crisis to attract investor interest in long-term capital commitments of the nature required to allow the managers of these vehicles to purchase illiquid assets such as middle-market loans.  As a result, GSAM believes the amount of capital in the “shadow banking sector” for lending to the U.S. middle-market is significantly smaller than it was prior to the 2008 financial crisis.

•
While public bond markets have been extremely robust in recent years, middle-market companies are rarely able to issue bonds in this market as the purchasers of public bonds are highly focused on liquidity.  For example, asset managers are a significant buyer of public bonds.  However, asset managers often have clients that expect to be able to liquidate their investment on very short notice.  Accordingly, the existence of an active secondary market for the bonds is an important consideration in the decision to purchase the bonds.  Typically, there is no active secondary market for the debt of U.S. middle-market companies.

•
The reduced availability of credit to middle-market companies typically results in an increased interest rate, or pricing, of loans for middle-market lenders.  In addition, recent loans to middle-market companies have often included meaningful upfront fees and prepayment protections, both of which should enhance the profitability of new loans to lenders.

Competitive Advantages

Broad Investment Platform

The GSAM Liberty Harbor investment team had approximately $4.8 billion of assets under management as of December 31, 2013, invested in three main strategies: hedged strategies (which includes event-driven, long-short, relative value, capital structure arbitrage and stressed and distressed credit); a long-only public credit strategy; and a long only private credit strategy.  GSAM believes that this broad platform provides a competitive advantage in sourcing attractive investment opportunities, pricing risk, and executing and monitoring transactions.  For example, GSAM believes that the GSAM Liberty Harbor investment team’s broad activities provide a differentiated set of relationships relative to singularly focused middle-market lenders, and this results in differentiated investment opportunities relative to many of our competitors.  GSAM also believes that the GSAM Liberty Harbor investment team’s large presence in the public credit markets gives it enhanced insight into the risk premium that should be sought for taking the illiquidity risk that often accompanies middle-market loans.  Finally, GSAM believes that the expertise obtained from engaging in a broad set of activities significantly enhances the core competencies of middle-market lending, such as by providing industry and sector insight and bankruptcy and work-out expertise.

Diversified Origination Strategy

The GSAM Liberty Harbor investment team originates investment opportunities from a variety of sources, including private equity sponsors, middle-market agents and intermediaries, financial institutions, the restructuring community and “orphaned” public companies.  These different channels produce attractive investment opportunities at different points in time as market conditions, the economic cycle and regulation changes.  GSAM believes that the ability to source investment opportunities from a diverse set of channels is an important competitive advantage.  Once an attractive investment opportunity has been identified, we believe that the “Goldman Sachs” brand recognition makes us a desirable capital provider relative to some of our competitors with lesser known brand names.  As a result, GSAM believes that we are more likely to be chosen as a capital provider when a prospective borrower has a choice.

Flexible Transaction Structuring

The GSAM Liberty Harbor investment team has extensive experience investing in a wide variety of transaction structures with a range of terms and conditions.  GSAM believes that the most attractive asset class within the middle-market shifts over time and even varies from borrower to borrower.  For example, in some environments, GSAM believes that traditional first lien lenders become aggressive in pricing and terms, which GSAM believes creates attractive opportunities for second lien or unsecured lenders.  At other times, the market for mezzanine or unsecured debt can become detached from underlying intrinsic values and result in comparatively better risk-adjusted returns for secured lenders.  Some borrowers may have significant collateral that can be pledged to structure an attractive secured loan, while other borrowers may have little collateral but a great deal of enterprise value that makes a mezzanine loan more attractive.  GSAM believes that the ability to be flexible and creative in structuring attractive solutions for particular borrowers provides us with the ability to opportunistically invest in the level of a borrower’s capital structure that GSAM believes will offer more attractive risk-adjusted returns as well as enhances our origination capability because prospective borrowers value our ability to customize a solution.

Disciplined Investment Approach

In making its investment decisions, the GSAM Liberty Harbor investment team utilizes the same approach that has allowed it to grow its assets under management to approximately $4.8 billion since its first fund launch in June 2007 and earn the confidence of clients ranging from high net worth individuals to large institutional investors and sovereign wealth funds.  Specifically, the GSAM Liberty Harbor investment team takes a bottom-up, fundamental research approach to its potential investments, focusing on capital preservation and minimizing downside risk.  The GSAM Liberty Harbor investment team engages in extensive due diligence with an expectation of holding the investment to maturity, which commonly includes meetings with management and other stakeholders in the company, financial due diligence on the prospective borrower’s operating history, industry due diligence, site visits and background checks, among other things.  A high value is placed on businesses with cash flows that are dependable and predictable, that have significant asset value and/or a strong enterprise value.  The GSAM Liberty Harbor investment team emphasizes contractual protections in its investments, including covenants, structure and other terms and conditions. GSAM believes that this disciplined approach will lead to better risk-adjusted returns over economic cycles.

The Goldman Sachs Asset Management Platform

GSAM is one of the largest asset managers in the world, with over $807.6 billion of assets under management as of December 31, 2013. We expect to benefit from GSAM’s control, operational, administrative and support infrastructure, which we believe is one of the best in the financial services industry.  Our risk monitoring will be provided by GSAM’s global risk management team, the same team that monitors risk for all of GSAM.  We will utilize GSAM’s proprietary information technology systems, which we believe enhances our ongoing monitoring of our portfolio, among other things.  Finally, we will be served by GSAM’s legal and compliance teams, which bring a wealth of experience gleaned over many years of support to GSAM.

Our Administrator

State Street Bank and Trust Company serves as our administrator.  Pursuant to an administration agreement between us and our administrator (the “Administration Agreement”), our administrator is responsible for providing various accounting and administrative services to us. Our administrator is entitled to fees as described in “Management.” To the extent that our administrator outsources any of its functions, the administrator will pay any compensation associated with such functions.  See “Management—Our Administrator.”

Operating and Regulatory Structure

We have elected to be treated as a business development company under the Investment Company Act. As a business development company, we are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets.  Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment.  Under the rules of the Investment Company Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) public U.S. operating companies having a market capitalization of less than $250 million.  Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.  See “Regulation.”

We intend to elect to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source of income, distribution and asset diversification requirements. We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax.  In addition, the distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. See “U.S. Federal Income Tax Considerations.”

Use of Leverage

Our Revolving Credit Facility allows us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield.  This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we will only be permitted to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing.  Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus subject to Investment Company Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when we engage in such transactions, instead of maintaining asset coverage of at least 200%, we will segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to our exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the Investment Company Act’s asset coverage requirement and we will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing.  Additionally, we will be able to incur additional leverage if we are able to exclude the debt of any small business investment company (“SBIC”) subsidiary we may form in the future from the leverage requirements otherwise applicable to BDCs.  We have not yet applied to the Small Business Administration (“SBA”) for approval and have not yet applied for exemptive relief from the SEC to exclude the debt of any SBIC subsidiary from the asset coverage requirements.

Formation Transactions

We were formed as Goldman Sachs Liberty Harbor Capital, LLC on September 26, 2012 and commenced operations on November 15, 2012, using seed capital contributions we received from Group Inc.  On March 29, 2013, we elected to become a BDC under the Investment Company Act.  On April 1, 2013, we converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs BDC, Inc. (the “Conversion”). For the year ended December 31, 2013, we closed offerings of 25,260,470 shares of our common stock in private placements totaling $505,427,508, of which Group Inc. acquired 701,760 shares of our common stock totaling $14,076,308. In addition to the shares acquired in the 2013 private placements, as part of the Conversion, Group Inc. received 5,379,354 shares of our common stock in exchange for its limited liability company interests totaling $107,587,076 on April 1, 2013. As a result of the Conversion and the aforementioned private placements, as of December 31, 2013, Group Inc. owned approximately 19.85% of our common stock.  We intend to elect to be treated, and intend to qualify annually, as a RIC under the Code, commencing with our taxable year ended December 31, 2013.

The sequence of events described above are collectively referred to herein as the “Formation Transactions.”

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) for so long as we qualify as an emerging growth company.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company until the earlier of (a) up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Summary Risk Factors

Investing in us involves a high degree of risk and you could lose all or part of your investment.  We refer to certain of these risks below:
•	We are a relatively new company and have a limited operating history.

•
Our operation as a BDC will impose numerous constraints on us and significantly reduce our operating flexibility.  In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

•
We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	We will be dependent upon management personnel of our investment adviser for our future success.

•	Our investment adviser and its management have no prior experience managing a BDC.

•	Our ability to grow depends on our ability to raise additional capital.

•	We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

•	We operate in a highly competitive market for investment opportunities.

•	Group Inc. and certain of its affiliates have influence, and may continue to exert influence, over our management and affairs and control over most votes requiring stockholder approval.

•	Potential conflicts of interest could impact our investment returns.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•
Our investment adviser can resign on 60 days’ notice.  We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	Our ability to enter into transactions with our affiliates is restricted.

•	We will be exposed to risks associated with changes in interest rates.

•	Our activities may be limited as a result of being controlled by a bank holding company.

•	Our investments are very risky and highly speculative.

•	The lack of liquidity in our investments may adversely affect our business.

•	Our debt investments may be risky and we could lose all or part of our investment.

•	Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our NAV.

•
We may initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on our intended investment program.

•	Investing in our common stock involves an above average degree of risk.

•	Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

Potential Conflicts of Interest

We may have conflicts of interest arising out of the investment advisory activities of GSAM and other operations of Goldman Sachs.  See “Potential Conflicts of Interest” and “Risk Factors—Risks Relating to Our Business and Structure—Potential conflicts of interest could impact our investment returns.”

Corporate Information

Our principal executive offices are located at 200 West Street, New York, New York 10282 and our telephone number is (212) 902-0300.   We maintain a website located at            . Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds
We expect to use proceeds from the closing of this offering to make investments consistent with our investment objectives, to repay a portion of our outstanding debt and for offering expenses and general corporate purposes. See “Use of Proceeds.”

Regulatory and tax status
We are a BDC under the Investment Company Act. We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board of Directors. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of the initial offering. All dividends and distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such an initial distribution or distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.”

Listing	We intend to apply to list our common stock on under the symbol “ .”

Fees and expenses
We pay our investment adviser a base management fee at an annual rate of 1.50% of our average gross assets at the end of each of the two most recently completed calendar quarters (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) (the “Management Fee”).

We also pay our investment adviser an incentive fee based on our performance (the “Incentive Fee”). It consists of two parts, one based on income and the other based on capital gains, with both being subject to a hurdle amount based on our net asset value.

The portion of the Incentive Fee based on income will be determined and paid quarterly by reference to our aggregate net investment income, as adjusted, from the current calendar quarter and the three preceding calendar quarters (the “Trailing Four Quarters”), or, in the case of our first three quarters, the appropriate portion thereof. The Incentive Fee based on income is based on the amount by which (A) aggregate net investment income in respect of the relevant Trailing Four Quarters (the “Ordinary Income”) less the amount of any Net Capital Loss (as defined below) in respect of such Trailing Four Quarters (the Ordinary Income as adjusted, the “Adjusted Ordinary Income”) exceeds (B) the hurdle amount for such Trailing Four Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Four Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, net investment income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

“Net Capital Gain” in respect of a particular period means the difference, if positive, between (i) aggregate capital gains, whether realized or unrealized, in such period and (ii) aggregate capital losses, whether realized or unrealized, in such period.

The Incentive Fee based on income for a particular quarter will equal 100% of the Trailing Four Quarters’ Excess Income Amount until the cumulative Incentive Fee for the quarter equals 20% of such Trailing Four Quarters’ Adjusted Ordinary Income, which will be achieved once our Adjusted Ordinary Income equals an annualized hurdle rate of 8.75% of our net asset value at the beginning of each quarter comprising the relevant Trailing Four Quarters. Thereafter, the Incentive Fee based on income for such quarter equals 20% of the Trailing Four Quarters’ remaining Excess Income Amount. The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated less the aggregate Incentive Fees based on income that were paid in the preceding three calendar quarters comprising the relevant Trailing Four Quarters.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above.

Notwithstanding the foregoing, the portion of the Incentive Fee based on capital gains for each Annual Period will be limited to the amount, if any, by which (x) the Ordinary Income (reduced for this purpose by the Incentive Fee based on income in respect of such period, if any) plus the Net Capital Gain or minus the Net Capital Loss (as applicable) in respect of such period exceeds (y) the hurdle amount in respect of such period.

See “Fees and Expenses” and “Management—Investment Management Agreement.”

Leverage
We expect from time to time to borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we will only be allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. In connection with certain trading practices and investments, we will, consistent with applicable SEC staff guidance and interpretations, segregate or earmark liquid assets, in an amount at least equal to our exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC), or enter into an offsetting position. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. Additionally, we will be able to incur additional leverage if we are able to exclude the debt of any SBIC subsidiary we may form in the future from the leverage requirements otherwise applicable to BDCs.

Trading at a discount	Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See “Risk Factors.”

Investment adviser	Goldman Sachs Asset Management, L.P., a wholly-owned subsidiary of Group Inc., serves as our investment adviser. See “Management—Our Investment Adviser.”

Administrator	State Street Bank and Trust Company serves as our administrator. See “Management—Our Administrator.”

Custodian, transfer agent and dividend disbursing agent
State Street Bank and Trust Company serves as our custodian and Goldman, Sachs & Co. serves as our transfer agent and dividend disbursing agent. Goldman Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions. See “Custodian, Transfer and Dividend Disbursing Agent.”

Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”), which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

We maintain a website at www. .com and intend to make all of our information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: , or by telephone at . The information on our website is not incorporated by reference in this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses (as a percentage of offering price)%		(2)
Total stockholder transaction expenses (as a percentage of offering price)%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	%	(3)
Incentive fees payable under the Investment Management Agreement (20% of investment income and capital gains)%		(4)
Interest payments on borrowed funds	%	(5)
Other expenses	%	(6)
Acquired fund fees and expenses	%	(7)
Total annual expenses	%

(1)
The underwriting discount and commission with respect to shares of common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)
Our base management fee is 1.50% of our average gross assets at the end of each of the two most recently completed calendar quarters (excluding cash and cash equivalents, but including assets purchased with borrowed amounts).  For purposes of this table, we have assumed that we maintain no cash or cash equivalents. See “Management—Investment Management Agreement.”

(4)
The Incentive Fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. It consists of two parts, one based on income and the other based on capital gains, with both being subject to a hurdle amount based on our net asset value.

The portion of the Incentive Fee based on income will be determined and paid quarterly by reference to our aggregate net investment income, as adjusted, from the Trailing Four Quarters, or, in the case of our first three quarters, the appropriate portion thereof. The Incentive Fee based on income is based on the amount by which (A) aggregate net investment income in respect of the relevant Trailing Four Quarters (the “Ordinary Income”) less the amount of any Net Capital Loss (as defined below) in respect of such Trailing Four Quarters (the Ordinary Income as adjusted, the “Adjusted Ordinary Income”) exceeds (B) the hurdle amount for such Trailing Four Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Four Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, net investment income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

 “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

“Net Capital Gain” in respect of a particular period means the difference, if positive, between (i) aggregate capital gains, whether realized or unrealized, in such period and (ii) aggregate capital losses, whether realized or unrealized, in such period.

The Incentive Fee based on income for a particular quarter will equal 100% of the Trailing Four Quarters’ Excess Income Amount until the cumulative Incentive Fee for the quarter equals 20% of such Trailing Four Quarters’ Adjusted Ordinary Income, which will be achieved once our Adjusted Ordinary Income equals an annualized hurdle rate of 8.75% of our net asset value at the beginning of each quarter comprising the relevant Trailing Four Quarters. Thereafter, the Incentive Fee based on income for such quarter equals 20% of the Trailing Four Quarters’ remaining Excess Income Amount. The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated less the aggregate Incentive Fees based on income that were paid in the preceding three calendar quarters comprising the relevant Trailing Four Quarters.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above.  We will accrue, but not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation.  For more detailed information about the Incentive Fee, see “Management—Investment Management Agreement.”

Notwithstanding the foregoing, the portion of the Incentive Fee based on capital gains for each Annual Period will be limited to the amount, if any, by which (x) the Ordinary Income (reduced for this purpose by the Incentive Fee based on income in respect of such period, if any) plus the Net Capital Gain or minus the Net Capital Loss (as applicable) in respect of such period exceeds (y) the hurdle amount in respect of such period.

See “Management—Investment Management Agreement.”

(5)
The table assumes: (a) that we borrow for investment purposes up to an amount equal to              % of our average total assets (average borrowing of $      million out of average total assets of $        million) and (b) that the interest expense and fees are $       million, based on estimated amounts for our first fiscal year. We may also issue preferred stock, subject to our compliance with applicable requirements under the Investment Company Act.  We do not currently anticipate issuing debt securities or preferred stock in the next 12 months.

(6)
“Other Expenses” are based on estimated amounts for the current fiscal year, including estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator.  See “Management—Our Administrator.”  Other Expenses also include certain estimates based on an assumed offering size of $       million.

(7)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of a money market fund managed by an affiliate of Goldman Sachs, which is our only Acquired Fund as of          , 2014.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed the estimated costs of borrowing assuming we incur leverage representing       % of our total assets, that none of our assets are cash or cash equivalents and that our annual operating expenses remain at the levels set forth in the table above and that stockholders would pay a sales load of     % with respect to common stock sold by us in this offering.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$	$	$	$

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay indirectly, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $    ; 3 years, $    ; 5 years, $   ; and 10 years, $    . Because our investment strategy involves investments that generate current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement with our investment adviser (as amended and restated, the “Investment Management Agreement”), which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of offering expenses of approximately $      and reinvestment of all dividends and other distributions at NAV.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER INFORMATION

The selected financial and other information below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes thereto.  Financial information as of and for the year ended December 31, 2013 and as of and for the period ended December 31, 2012 has been derived from the audited financial statements of Goldman Sachs BDC, Inc. (formerly, “Goldman Sachs Liberty Harbor Capital, LLC”), which are included elsewhere in this prospectus. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.  Our historical results are not necessarily indicative of future results.

The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus.

	As of and For the Year Ended December 31, 2013	For the period from November 15, 2012 (Inception) through December 31, 2012
Statement of operations data:
Total investment income	$22,834,981	$161,910
Net expenses	6,899,108	346,255
Net investment income (loss)	15,935,873	(184,345)
Net realized and unrealized gain (loss) on investments	3,117,962	1,046,897
Net increase in net assets resulting from operations before tax	19,053,835	862,552
Income tax expense	(1,069,584)	(351,975)
Net increase in net assets resulting from operations after tax	$17,984,251	$510,577
Balance sheet data (at period end):
Total assets	$630,222,427	$51,768,807
Total investments	613,935,579	49,964,820
Total liabilities	22,437,774	346,255
Total net assets	$607,784,653	$51,422,552
Per Share Data
Net Investment Income (loss) (basic and diluted)	$0.67	$(0.09)
Earnings (basic and diluted)	$0.76	$0.26
Dividend declared	$0.50	---

RISK FACTORS

Investing in our common stock involves certain risks relating to our structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have a limited operating history.

We commenced operations in November 2012. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance.  The results of any other funds or accounts managed by our investment adviser, which have or have had an investment program which is similar to, or different from, our investment program are not indicative of the results that we may achieve.  We have and expect to have a different investment portfolio and may employ different investment strategies and techniques from other funds and clients advised by our investment adviser.  Accordingly, our results may differ from and are independent of the results obtained by such other funds and accounts.  Moreover, past performance is no assurance of future returns.

We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or your investment could become worthless. We anticipate that it could take       months to invest substantially all of the capital we expect to raise due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private middle-market companies. In order to comply with the RIC diversification requirements during the period following this offering, we may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we seek to receive in respect of suitable portfolio investments. Any dividends we pay during the period following this offering may be substantially lower than the dividends we expect to pay when the proceeds from this offering are fully invested in our portfolio.  We will pay a management fee to our investment adviser throughout the period following this offering irrespective of our performance.

Financial markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets and may have a negative impact on our business and operations.

Financial markets have been in a period of disruption for an extended period of time as evidenced by the lack of liquidity in the debt capital markets experienced in recent years, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have improved from the beginning of the disruption, there have been recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions continue, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow.

Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult for us to borrow money or for us to extend the maturity of or refinance any indebtedness we may have under similar terms and any failure to do so could have a material adverse effect on our business.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.

In August 2011, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating for the United States from “AAA” to “AA+”. In June 2012, Standard & Poor’s Ratings Services affirmed this “AA+” rating, but maintained a negative outlook on the long-term rating for the United States, reflecting the view of Standard & Poor’s Ratings Services that this rating could be lowered as a result of the U.S. sovereign credit risks. In January 2012, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, and recently, Moody’s Investors Service lowered its long-term sovereign credit rating for the United Kingdom, which has negatively impacted global markets and economic conditions. In addition, in April 2012, Standard & Poor’s Ratings Services further lowered its long-term sovereign credit rating for Spain. Recent U.S. “fiscal cliff” and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Moreover, significant uncertainty remains in light of the current political stalemate over the federal debt ceiling. The impact of the August 2011 downgrade or any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from the August 2011 downgrade or any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on our business, financial condition and results of operations.

Our operation as a BDC will impose numerous constraints on us and significantly reduce our operating flexibility.  In addition, if we fail to maintain out status as a BDC, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

The Investment Company Act imposes numerous constraints on the operations of business development companies. For example, business development companies generally are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the time of investment. Furthermore, any failure to comply with the requirements imposed on business development companies by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants.

GSAM believes that most of our portfolio company investments will constitute qualifying assets. However, we may be precluded from investing in what GSAM believes are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

Although we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013, we cannot assure you that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our investment company taxable income, for each taxable year. Because we expect to use debt financing, we expect to be subject to an asset coverage ratio requirement under the Investment Company Act, and we expect to be subject to certain financial covenants contained in our credit agreements and other debt financing agreements.  This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders that are necessary for us to satisfy the distribution requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

•	The source-of-income requirement will be satisfied if at least 90% of our gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if, at the end of each quarter of our taxable year, at least 50% of the value of our assets consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships”. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of our income available for distribution and the amount of our distributions to our stockholders, which would have a material adverse effect on our financial performance. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

We will be dependent upon management personnel of our investment adviser for our future success.

We depend on the experience, diligence, skill and network of business contacts of the GSAM Liberty Harbor investment team. The GSAM Liberty Harbor investment team, together with other investment professionals that our investment adviser currently retains or may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor and manage our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals. The departure of any of our investment adviser’s key personnel, including members of the GSAM Liberty Harbor investment committee, or of a significant number of the investment professionals of our investment adviser, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that our investment adviser will remain our investment adviser or that we will continue to have access to our investment adviser or its investment professionals.

Our investment adviser, its principals, investment professionals and employees and the members of its investment committee have certain conflicts of interest.

Our investment adviser, its principals, investment professionals and employees and the members of its investment committee serve or may serve as investment advisers, officers, directors or principals of entities or private funds that operate in the same or a related line of business as us and/or of private funds managed by our investment adviser or its affiliates. Accordingly, these individuals may have obligations to investors in those entities or private funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the investment adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our investment adviser and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although our investment adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by other clients or entities managed by our investment adviser or its affiliates. In any such case, if our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all. See “Risk Factors—Risks Relating to Our Business and Structure—Our ability to enter into transactions with our affiliates is restricted.”

Our investment adviser and its management have no prior experience managing a BDC.

Our investment adviser and the GSAM Liberty Harbor investment team have no prior experience managing a BDC, and the investment philosophy and techniques used by our investment adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by our investment adviser and the GSAM Liberty Harbor investment team in identifying and managing past investments.  Accordingly, we can offer no assurance that we will replicate the historical performance of other clients or other entities or companies that the GSAM Liberty Harbor investment team or our investment adviser advised in the past, and we caution you that our investment returns could be substantially lower than the returns achieved by other clients of the investment adviser.

In addition, the Investment Company Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the Investment Company Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the time of investment. The GSAM Liberty Harbor investment team and our investment adviser’s limited experience in managing a portfolio of assets under such constraints may hinder their respective ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser’s investment committee have substantial responsibilities in connection with their roles at our investment adviser and with other clients of our investment adviser, as well as responsibilities under the Investment Management Agreement. We may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, our investment adviser may need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that they will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow depends on our ability to raise additional capital.

We will need to periodically access the capital markets to raise cash to fund new investments.  If we do not have adequate capital available for investment, our performance could be adversely affected.  In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code beginning with our taxable year ended December 31, 2013. To qualify, and maintain our qualification, as a RIC, among other requirements, we will be required to distribute to our stockholders on a timely basis an amount equal to at least 90% of our investment company taxable income for each taxable year.  Consequently, such distributions will not be available to fund new investments. We expect to use debt financing and issue additional securities to fund our growth, if any. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

In addition, with certain limited exceptions, we will only be allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as defined under the Investment Company Act, equals at least 200% immediately after such borrowing (except in connection with certain trading practices and investments), which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we will employ will depend on our investment adviser’s and our Board of Directors’ assessments of market conditions and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to obtain lines of credit or issue senior securities at all or on terms acceptable to us.

Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price per share less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

The Investment Company Act imposes numerous constraints on the operations of business development companies. See “Regulation” for a discussion of BDC limitations. For example, business development companies are required to invest at least 70% of their total assets in qualifying assets, as defined under the Investment Company Act.  Qualifying assets include investments in securities of qualifying U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the time of investment.  Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material.

These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a BDC affect our ability to raise additional capital, and the ways in which we can do so. Raising additional capital may expose us to risks, including the typical risks associated with leverage, and may result in dilution to our current stockholders. The Investment Company Act limits our ability to issue senior securities to amounts such that our asset coverage, as defined under the Investment Company Act, equals at least 200% immediately after such issuance (except in connection with certain trading practices or investments). Consequently, if the value of our assets declines, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when this may be disadvantageous to us and as a result, our stockholders.

We are generally not able to issue and sell our common stock at a price per share below NAV per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock either (i) with the consent of a majority of our common stockholders or (ii) if, among other things, a majority of our Independent Directors who have no financial interest in the transaction determines that a sale is in the best interests of us and our stockholders, and, other than in connection with our IPO, our stockholders (including our non-affiliated stockholders) approve it.

We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our gross assets, including those assets acquired through the use of leverage but excluding cash and cash equivalents.  Additionally, we will be able to incur additional leverage if we are able to exclude the debt of any SBIC subsidiary we may form in the future from the leverage requirements otherwise applicable to BDCs.  We have not yet applied to the SBA for approval and have not yet applied for exemptive relief from the SEC and we can offer no assurances as to whether or when we will be able to form a SBIC subsidiary.

While we do not currently have outstanding indebtedness pursuant to the Revolving Credit Facility, we expect to borrow from the Revolving Credit Facility in the future.  The lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and any obligations to the lenders will be secured by a first priority security interest in our portfolio of investments and cash.  In the case of a liquidation event, those lenders would receive proceeds before our stockholders.  Furthermore, our Revolving Credit Facility imposes, and any credit agreement or other debt financing agreement into which we may enter may impose, financial and operating covenants that restrict our investment activities, remedies on default and similar matters. In connection with borrowings, our lenders may also require us to pledge assets.

Lastly, we may be unable to obtain our desired leverage, which would, in turn, affect your return on investment.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%		(5)%	0%		5%		10%
Corresponding return to common stockholder(1)		%	%		%		%		%

(1)
The hypothetical return to common stockholders is calculated by multiplying our total assets as of        , 2014 by the assumed rates of return and subtracting all interest accrued on our debt for the quarter ended               2014; and then dividing the resulting difference by our total assets attributable to common stock. Based on $         million in total assets, $          million in debt and $         million in net assets, each as of        , 2014.

Based on an outstanding indebtedness of $              million as of                , 2014, the effective annual interest rate of             % as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately            % to cover annual interest payments on the outstanding debt.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations (“CLOs”), private funds, including hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are more experienced, substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, certain of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code will impose on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to secure attractive investment opportunities from time to time.

We do not seek to compete primarily based on the interest rates we offer and GSAM believes that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our reputation in the market, existing investment platform, the seasoned investment professionals of our investment adviser, our experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and relationships and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see “Business—Competitive Advantages.”

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

Our investment adviser will be paid a management fee even if the value of your investment declines and our investment adviser’s incentive fees may create incentives for them to make certain kinds of investments.

Even in the event the value of your investment declines, the management fee will still be payable. The management fee is calculated as a percentage of the average value of our gross assets including borrowed funds (excluding cash or cash equivalents) at the end of the prior two completed calendar quarters.  Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment has decreased.

In addition, the incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage. Our investment adviser receives the incentive fee based, in part, upon capital gains realized on our investments.  As a result, our investment adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature.  Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term.  Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest.  Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.  This risk could be increased because our investment adviser is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the accrued income (including accrued income with respect to original issue discount, payment-in-kind (“PIK”) interest and zero coupon securities).

Beneficial owners of our equity securities may be subject to certain regulatory requirements based on their ownership percentages.

A beneficial owner, either directly or indirectly, of more than 25% of our voting securities is presumed to control us under the Investment Company Act. Certain events beyond an investor’s control may result in an increase in the percentage of such investor’s beneficial ownership of our shares, including the repurchase by us of shares from other stockholders. Control of us would also arise under the Investment Company Act if a person has the power to exercise a controlling influence over our management or policies, unless that power is solely the result of an official position with us. In the event you are or become a person that controls us, you and certain of your affiliated persons will be subject to, among other things, prohibitions or restrictions on engaging in certain transactions with us and certain of our affiliated persons. A beneficial owner of a large number of our equity securities will also become subject to public reporting obligations.

We will incur significant costs as a result of being a public company.

Public companies incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act.  Accordingly, once our common stock becomes registered under the Exchange Act, we will incur significant additional costs. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. See “Regulation—Sarbanes-Oxley Act.” In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight will be required. We will be implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We expect to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to our administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an “emerging growth company” under the JOBS Act. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We will remain an emerging growth company for up to five years following an initial public offering, although if, among other things, the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, we would cease to be an emerging growth company as of the following December 31.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

We have not previously been required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404 of that statute (“Section 404”), and we will not be required to comply with certain of those requirements until we have been subject to the reporting requirements of the Exchange Act for a specified period of time.  However, under current SEC rules, we will be required to report on our internal control over financial reporting pursuant to Section 404 starting with our fiscal year ended December 31, 2015.  Thereafter, we will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. We are in the process of addressing our internal controls over financial reporting and are establishing formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within our organization.

We have begun the process of documenting our internal control procedures to satisfy the requirements of Section 404, which requires annual management assessments of the effectiveness of our internal controls over financial reporting. Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC, or the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal controls and have not yet tested our internal controls in accordance with Section 404, we cannot conclude in accordance with Section 404 that we do not have a material weakness in our internal controls or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal controls. As a public entity, we will be required to complete our initial assessment in a timely manner. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the market price of our common stock.

Certain investors are limited in their ability to make significant investments in us.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act are also subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors may be precluded from acquiring additional shares, at a time that they might desire to do so.

Potential conflicts of interest could impact our investment returns.

Goldman Sachs, including its affiliates and personnel, is a bank holding company and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity, bank loan and other markets in which we invest or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way we operate our business.  For example, we may not be able to conduct transactions relating to investments in portfolio companies because our investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for us.  Stockholders should note the matters discussed in “Potential Conflicts of Interest” and “—Our ability to enter into transactions with our affiliates is restricted.”

Group Inc. and certain of its affiliates have influence, and may continue to exert influence, over our management and affairs and control over most votes requiring stockholder approval.

Group Inc. and certain of its affiliates have owned a significant portion of our common stock since the inception of our operations.  As of December 31, 2013, Group Inc. owned approximately 19.85% of our outstanding common stock. Therefore, Goldman Sachs is able to exert, and may be able to continue to exert, influence over our management and policies and have significant voting influence on most votes requiring stockholder approval.  This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of us, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of us and might ultimately affect the market price of our common stock, should a market for our common stock develop.  Our investment adviser has the authority to vote securities held by Group Inc. and certain of its affiliates, including on matters that may present a conflict of interest between our investment adviser and other stockholders.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the Investment Company Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact our or our portfolio companies’ operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact our or our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.  In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes.  The legal, tax and regulatory environment for business development companies, investment advisers, and the instruments that they utilize (including, without limitation, derivative instruments) is continuously evolving.  In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) and the regulations that have recently been adopted and future regulations that will need to be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known.  Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

On July 21, 2010, President Obama signed into law the Dodd-Frank Act, which impacts many aspects of the financial services industry. Some of the provisions of the Dodd-Frank Act have been enacted, while others have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us and our portfolio companies, impose additional costs on us and our portfolio companies, intensify the regulatory supervision of us and our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Our investment adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Management Agreement, to resign at any time upon not less than 60 days’ written notice, regardless of whether we have found a replacement. If our investment adviser resigns, we may not be able to find a new external investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected, and the market price of our common stock may decline.

Our investment adviser’s responsibilities and its liability to us are limited under the Investment Management Agreement, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our investment adviser’s advice or recommendations. Pursuant to the Investment Management Agreement, our investment adviser and Goldman Sachs and their respective directors, members, stockholders, partners, officers, employees or controlling persons will not be liable to us for their acts under the Investment Management Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the Investment Management Agreement.  These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors—Risks Relating to Our Portfolio Company Investments—Our investment adviser will be paid a management fee even if the value of your investment declines and our investment adviser’s incentive fees may create incentives for them to make certain kinds of investments.”

Our ability to enter into transactions with our affiliates is restricted.

As a BDC, we are prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without, among other things, the prior approval of a majority of our Independent Directors who, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the Investment Company Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any asset from or selling any asset (other than our capital stock) to such affiliate, absent the prior approval of such directors. The Investment Company Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our Independent Directors or in some cases the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any asset from or selling any asset to a holder of more than 25% of our voting securities, absent prior approval of the SEC.  The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

We have applied for an exemptive order from the SEC that would permit us, among other things to co-invest with certain other affiliated funds, including certain funds managed by the GSAM Liberty Harbor investment team. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by the GSAM Liberty Harbor investment team, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including interest rates payable on debt investments we make, default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in certain markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

Our debt investments may be based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate.  General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Because we intend to borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to the portion of the Incentive Fee based on income.

Certain provisions of our certificate of incorporation and bylaws, the Delaware General Corporation Law (“DGCL”) as well as other aspects of our structure, including the substantial ownership interest of Group Inc. and certain of its affiliates, could deter takeover attempts and have an adverse impact on the price of our common stock.

Our certificate of incorporation and bylaws as well as the DGCL contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide that, our Board of Directors is classified, which may delay the ability of our stockholders to change the membership of a majority of our Board of Directors;

•	do not provide for cumulative voting;

•	provide that vacancies on our Board of Directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	provide that, once our Board of Directors is classified, our directors may be removed only for cause, and only by a supermajority vote of the stockholders entitled to elect such directors;

•	provide that, stockholders may only take action at an annual or special meeting of stockholders, and may not act by written consent;

•	restrict stockholders’ ability to call special meetings;

•	require a supermajority vote of stockholders to effect certain amendments to our certificate of incorporation and bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures for any meeting occurring after our IPO.

We have provisions comparable to those of Section 203 of the DGCL (other than with respect to Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party). These provisions generally prohibit us from engaging in mergers, business combinations and certain other types of transactions with “interested stockholders” (generally defined as persons or entities that beneficially own 15% or more of our voting stock), other than the exempt parties as described above, for a period of three years following the date the person became an interested stockholder unless, prior to such stockholder becoming an interested stockholder, our board of directors has approved the “business combination” that would otherwise be restricted or the transaction that resulted in the interested stockholder becoming an interested stockholder or the subsequent transaction with the interested stockholder has been approved by our board of directors and 66 2/3% of our outstanding voting stock (other than voting stock owned by the interested stockholder). Such provisions may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for the common stock. In addition, certain aspects of our structure, including the substantial ownership interest of Group Inc. and certain of its affiliates, may have the effect of discouraging a third party from making an acquisition proposal for us.

Our activities may be limited as a result of being controlled by a bank holding company.

In September 2008, Goldman Sachs elected to become a bank holding company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and thereby subject to supervision and regulation by the Federal Reserve.  In addition, in August 2009, Goldman Sachs became a financial holding company (a “FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria.  FHCs may engage in a broader range of activities than BHCs that are not FHCs.  However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations.  Because Goldman Sachs may be deemed to “control” us within the meaning of the BHCA, these restrictions could apply to us as well.  Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between our investment adviser, Goldman Sachs and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations.  For example, the BHCA regulations applicable to Goldman Sachs and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our investment adviser’s ability to participate in the management and operations of the companies in which we invest.  In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.  Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including our investment adviser) for client and proprietary accounts may need to be aggregated with positions held by us.  In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.  See “Potential Conflicts of Interest” below.

These restrictions may materially adversely affect us by, among other things, affecting our investment adviser’s ability to pursue certain strategies within our investment program or trade in certain securities.  In addition, Goldman Sachs may cease in the future to qualify as an FHC, which may subject us to additional restrictions.  Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and us will not change, or that any such change will not have a material adverse effect on us.

Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our investment adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, us or other funds and accounts managed by our investment adviser and its affiliates.  Goldman Sachs may seek to accomplish this result by causing GSAMLP to resign as our investment adviser, voting for changes to our Board of Directors, causing Goldman Sachs personnel to resign from our Board of Directors, reducing the amount of Goldman Sachs’ investment in us (if any), revoking our right to use the Goldman Sachs name, or any combination of the foregoing, or by such other means as it determines in its sole discretion.  Any replacement investment adviser appointed by us may be unaffiliated with Goldman Sachs.

Recent Commodity Futures Trading Commission rulemaking may have a negative impact on us and our investment adviser.

On August 13, 2012, the Commodity Futures Trading Commission (the “CFTC”) and the SEC issued final rules establishing that certain swap transactions will be subject to CFTC regulation.  Engaging in such swap transactions may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations.  Our investment adviser has claimed no-action relief from CFTC regulation as a commodity pool operator pursuant to a CFTC staff no-action letter with respect to our operations, which means that we will be limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions.

Risks Related to Our Portfolio Company Investments

Our investments are very risky and highly speculative.

We will invest primarily in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities issued by middle-market companies.  The instruments in which we invest typically are not rated by any rating agency, but GSAM believes that if such instruments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or Standard & Poor’s Rating Services), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.  Investments that are rated below investment grade are sometimes referred to as “high yield bonds,” “junk bonds” or “leveraged loans.”

Secured Debt. When we make a secured debt investment, we generally take a security interest in the available assets of the portfolio company, including the equity interests of any subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that our debt is secured does not guarantee that we will receive principal and interest payments according to the debt investment’s terms, or at all, or that we will be able to collect on the loan, in full or at all, should we be forced to enforce our remedies.

Unsecured Debt, including Mezzanine Debt. Our unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt that will rank senior to our investment in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in secured debt or unsecured debt, including mezzanine debt, we may acquire equity securities from the company in which we make the investment.  In addition, we may invest in the equity securities of portfolio companies independent of any debt investment. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we hold may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•
such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The value of our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

The majority of our investments are expected to be in debt instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available will be determined in good faith under procedures adopted by our Board of Directors.  Our Board of Directors is expected to utilize the services of independent third-party valuation firms in determining the fair value of any securities. Investment professionals from our investment adviser will prepare portfolio company valuations using sources and/or proprietary models depending on the availability of information on our assets and the type of asset being valued, all in accordance with our valuation policy. The participation of our investment adviser in our valuation process could result in a conflict of interest, since the management fee is based in part on our gross assets and also because our investment adviser is receiving a performance-based incentive fee.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, it could make it more difficult for investors to value accurately our investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Our NAV as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date.  For example, if we were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our NAV.  Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our NAV.

The lack of liquidity in our investments may adversely affect our business.

Various restrictions render our investments relatively illiquid, which may adversely affect our business.  As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. Additionally, as an affiliate of Goldman Sachs, our investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for us, which could create an additional limitation on the liquidity of our investment.  The illiquidity of our investments may make it difficult for us to sell such investments if the need arises.  Therefore, if we are required to or desire to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.

We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers or industries, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Any interest in any such CLO held by us may be considered a “non-qualifying asset” for purposes of Section 55 of the Investment Company Act.

If we create a CLO, we will depend on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to our stockholders. The ability of a CLO to make distributions or pay dividends will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict our ability, as holder of a CLO’s equity interests, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO, or cash flow may be completely restricted for the life of the CLO.  If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining our RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we could fail to maintain our qualification as a RIC, which would have a material adverse effect on our financial performance.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to our stockholders.

To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests. Finally, any equity interests that we retain in a CLO will not be secured by the assets of the CLO and we will rank behind all creditors of the CLO.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or compliance with the requirements for maintenance of our RIC status.

Our debt investments may be risky and we could lose all or part of our investment.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or by Standard & Poor’s Ratings Services). Such investments are generally referred to as “junk bonds,” “high yield” or “leveraged loans.”  Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

As part of our lending activities, we may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

We may be exposed to special risks associated with bankruptcy cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to our interests. Furthermore, there are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest its capital adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, the borrower requests significant managerial assistance from us and we provide such assistance as contemplated by the Investment Company Act.

We will have broad discretion over the use of proceeds of the funds we raise from investors and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the funds we raise from investors in this offering and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of this offering. There can be no assurance that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy capital that we raise from investors in a timeframe that will permit investors to earn above-market returns. To the extent we are unable to invest substantially all of the capital we raise within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.  See “—Risks Relating to Our Business and Structure—We are a relatively new company and have a limited operating history.”  We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds raised from investors.  Our ability to achieve our investment objective may be limited to the extent that net proceeds of the funds we raise from investors, pending full investment by us in portfolio companies, are used to pay operating expenses.

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our NAV.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith under procedures adopted by our Board of Directors.  We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the Investment Company Act. Investing in non-U.S. companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

Subject to application of the Investment Company Act and applicable CFTC regulations, we may enter into hedging transactions, which may expose us to risks associated with such transactions.  Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “Risk Factors—Risk Relating to Our Business— We will be exposed to risks associated with changes in interest rates.”

We may initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on our intended investment program.

We may initially invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and any dividends we pay during this period may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses.

Risks Relating to this Offering and Our Common Stock

Investing in our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or business development company status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of our investment adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Investors in this offering may experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you may experience immediate dilution if the price that you pay is greater than the pro forma NAV per share of the common stock you acquire. Investors in this offering could pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering. Assuming an initial public offering price of $        per share, purchasers in this offering will experience immediate dilution of approximately $        per share.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering, we will have             shares of common stock outstanding (or            shares of common stock if the underwriters’ over-allotment option is fully exercised). Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.  Additionally, as an owner of approximately      % of our common stock prior to this offering, Group Inc. is a significant stockholder that may decide to sell a substantial amount of its common stock, subject to its lock-up agreement with the underwriters not to sell its shares for    months and applicable securities laws, and such a sale would exacerbate the effects described above.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a business development company, or if we violate certain covenants under our credit agreements and other debt financing agreements, our ability to pay distributions to our stockholders could be limited. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable business development company regulations, compliance with covenants under our credit agreements and other debt financing agreements, and such other factors as our Board of Directors may deem relevant from time to time. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Stockholders who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not.  Accordingly, stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount and PIK interest will be included in our taxable income before we receive any corresponding cash payments.  We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement necessary for us to qualify as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

In order to satisfy the annual distribution requirement applicable to RICs, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.  We currently do not intend to pay dividends in shares of our common stock.

If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.

We expect to be treated as a “publicly offered regulated investment company” as a result of either (i) shares of our common stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock being treated as regularly traded on an established securities market.  However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years.  If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to our investment adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder.  Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.  See “U.S. Federal Income Tax Considerations –Taxation of U.S. Stockholders.”

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

Distributions of our “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits.

For our taxable years beginning before January 1, 2014, certain properly designated dividends were generally exempt from withholding of U.S. federal income tax where they were paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied.

THIS PROVISION EXPIRED ON DECEMBER 31, 2013 AND, AS A RESULT, THIS EXEMPTION FROM WITHHOLDING OF U.S. FEDERAL INCOME TAX DOES NOT APPLY FOR ANY TAXABLE YEAR BEGINNING ON OR AFTER JANUARY 1, 2014. NO ASSURANCE CAN BE GIVEN THAT THIS PROVISION WILL BE REINSTATED AND, IF THIS PROVISION IS REINSTATED, THE FORM OR EFFECTIVE DATE OF ANY SUCH REINSTATEMENT.

In addition, even if this provision is reinstated, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us.  In particular, under the provision that was in effect through December 31, 2013, the exemption did not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income (or any other type of income other than generally our non-contingent U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains).  In the case of our common stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as qualified net interest income or qualified short-term capital gain.  See “U.S. Federal Income Tax Considerations— Taxation of Non-U.S. Stockholders”.  Also, because our common stock will be subject to significant transfer restrictions, and an investment in our common stock will generally be illiquid, non-U.S. stockholders whose distributions on our common stock are subject to withholding of U.S. federal income tax may not be able to transfer their shares of our common stock easily or quickly or at all.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Company

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, Group Inc., the investment adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Company), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Company may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Company, may affect the Company in ways that may disadvantage or restrict the Company and/or benefit Goldman Sachs or other Accounts.

The following are descriptions of certain conflicts and potential conflicts that may be associated with the financial or other interests that the investment adviser and Goldman Sachs may have in transactions effected by, with and on behalf of the Company. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise.  Additional information about potential conflicts of interest regarding the investment adviser and Goldman Sachs is set forth in the investment adviser’s Form ADV, which prospective stockholders should review prior to purchasing the Company’s common stock.  A copy of Part 1 and Part 2 of the investment adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the investment adviser’s Form ADV will be provided to stockholders or prospective stockholders upon request.

Other Activities of Goldman Sachs, the Sale of the Company’s Stock and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the investment adviser, may have relationships (both involving and not involving the Company, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Company. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Company in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Company.

To the extent permitted by applicable law, the Company and Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Company. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Company.

Allocation of Investment Opportunities Among the Company and Other Accounts

The investment adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Company’s investment objectives and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Company. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where co-investments by the Company and other Accounts is not permitted under applicable law.

The Company’s investment objectives and investment strategies are similar to those of other funds managed by the GSAM Liberty Harbor investment team, and an investment appropriate for the Company could also be appropriate for those investment funds.  As a result, the GSAM Liberty Harbor investment team may face conflicts in allocating investment opportunities among the Company and such other funds.

Subject to applicable law, Goldman Sachs or Accounts may invest alongside the Company.  In certain circumstances, negotiated co-investments by the Company and other funds managed by the GSAM Liberty Harbor investment team may be made only if the Company receives an order from the SEC permitting the Company to do so.  There can be no assurance when any such order would be obtained or that one will be obtained at all.  In the absence of an SEC order, when the investment adviser identifies certain investments, it will be forced to choose which funds should make the investment. Although the investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Company will not be given the opportunity to participate in investments made by other funds managed by the investment adviser.

The Company is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the Independent Directors and, in some cases, of the SEC.  Any person that owns, directly or indirectly, five percent or more of the Company’s outstanding voting securities will be an affiliate of the Company for purposes of the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors.  The investment adviser and its affiliates, including persons that control, or are under common control with, the Company or the investment adviser, are also considered to be affiliates of the Company under the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without prior approval of the Independent Directors and, in some cases, exemptive relief from the SEC.

The Company may, however, invest alongside other clients of the investment adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations.  For example, the Company may invest alongside affiliated funds consistent with guidance promulgated by the staff of the SEC permitting the Company and such other funds to purchase interests in privately placed securities so long as certain conditions are met, including that the investment adviser, acting on behalf of the Company and on behalf of its other clients, negotiates no term other than price.  The Company may also invest alongside the investment adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the investment adviser.

To address these potential conflicts, the investment adviser has developed allocation policies and procedures that provide that personnel of the investment adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Company does not and vice versa.

Personnel of the investment adviser involved in decision-making for Accounts may make allocation related decisions for the Company and other Accounts by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on the investment adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the investment adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the investment adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Company) irrespective of the investment adviser’s policies regarding allocation of investments. Additional information about the investment adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and

Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the investment adviser’s Form ADV.

The investment adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the investment adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Company may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Company, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Company will have no rights and will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Company Stock

Goldman Sachs and its personnel have interests in promoting sales of the Company’s stock, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting the Company’s stock over interests in other Accounts.

The investment adviser receives performance-based compensation in respect of its investment management activities on the Company’s behalf, which rewards the investment adviser for positive performance of the Company’s investment portfolio.  As a result, the investment adviser may make investments for the Company that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation.  In addition, the investment adviser may simultaneously manage Accounts for which the investment adviser receives greater fees or other compensation than it receives in respect of the Company.  Therefore, the investment adviser may have an incentive to favor such Accounts.  To address these types of conflicts, the investment adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser.  However, the amount, timing, structuring or terms of an investment by the Company may differ from, and performance may be lower than, the investments and performance of other Accounts.

Management of the Company by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Company with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the investment adviser, including information in respect of markets and investments, which, if known to the investment adviser, might cause the investment adviser to seek to dispose of, retain or increase interests in investments held by the Company or acquire certain positions on the Company’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the investment adviser or personnel of the investment adviser involved in decision-making for. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Company.

Valuation of the Company’s Investments

The investment adviser, while not the Company’s primary valuation agent, performs certain valuation services related to securities and assets. The investment adviser, pursuant to delegated authority, values the Company’s securities and assets according to the Company’s valuation policies and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information regarding valuation techniques and models or other information that it does not share with the investment adviser or the Company. This is particularly the case in respect of difficult-to-value assets.  The investment adviser may face a conflict with respect to such valuations as they affect the investment adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The investment adviser’s decisions and actions on the Company’s behalf may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Company.

The extent of Goldman Sachs’ activities in the global financial markets may have potential adverse effects on the Company. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to or opposed to those of the Company, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Company. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Company invests, and may negatively affect the Company or the prices or terms at which the Company’s transactions may be effected. For example, Accounts may engage in a strategy while the Company is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Company.  The Company and Goldman Sachs may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Company. Accounts may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and classes of securities that are subordinate or senior to, securities in which the Company invests.  As a result, Goldman Sachs and the Accounts may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, with respect to a particular issuer in which the Company has invested. The Company could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Company’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs and its personnel may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the Company’s interests and activities.  Similarly, the investment adviser’s portfolio management teams may have differing investment views in respect of an issuer or a security, and the actions the Company’s portfolio management team takes in respect of the Company’s investments may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other portfolio management teams of the investment adviser.  Research analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Company any research or analysis prior to its public dissemination. The investment adviser is responsible for making investment decisions on the Company’s behalf and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Company. The relative timing for the implementation of investment decisions or strategies among Accounts and the Company may disadvantage the Company. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Company receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the investment adviser may cause the Company to invest in securities, loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.

When the investment adviser wishes to place an order for different types of Accounts (including the Company) for which aggregation is not practicable, the investment adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Company may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The investment adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the investment adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Company may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the investment adviser in its capacity as manager will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the Company’s management and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Company will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the investment adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Company in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Company

Cross Transactions

When permitted by applicable law and the investment adviser’s and the Company’s policies, the investment adviser, acting on the Company’s behalf, may enter into transactions in securities and other instruments with or through Goldman Sachs, and may cause the Company to engage in transactions in which the investment adviser, advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Company on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory restrictions relating to these transactions which could limit the investment adviser’s ability to engage in these transactions for the Company. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Company or issuers of securities held by the Company. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Company will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests in connection with providing such services that negatively affect the Company. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or declare a default under an agreement with the Company or a portfolio company of the Company, liquidate the Company’s assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Company in a manner that may be adverse to the Company. Goldman Sachs may also derive benefits from providing services to the Company, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Subject to applicable law, Goldman Sachs or Accounts may invest in the Company and such investments may constitute substantial percentages of the Company’s outstanding equity securities.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Company, or with respect to the Company’s underlying securities or assets, or which may be otherwise based on or seek to replicate or hedge the Company’s performance. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Company.

Goldman Sachs may make loans or enter into asset-based or other credit facilities or similar transactions that are secured by a client’s assets or interests, including the Company’s stock, interests in an Account or assets in which the Company or an Account has an interest. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Company (e.g., if the Company holds the same type of security that is providing the credit support to the borrower Account, such holding may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

Each of the Company and GSAMLP, as the Company’s investment adviser, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act designed to provide that personnel of the investment adviser, and certain additional Goldman Sachs personnel who support the investment adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Company, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Company. Additionally, Goldman Sachs personnel, including personnel of the investment adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The investment adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the investment adviser with respect to securities held by the Company may benefit the interests of Goldman Sachs and Accounts other than the Company.

Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company

The investment adviser may restrict its investment decisions and activities on the Company’s behalf in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Company, and Goldman Sachs. As a result, the investment adviser might not engage in transactions for the Company in consideration of Goldman Sachs’ activities outside  services provided to the Company (e.g., the investment adviser may refrain from making investments for the Company that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). In addition, the investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Company. The investment adviser may also limit the activities and transactions engaged in by the Company, and may limit its exercise of rights on the Company’s behalf or in respect of the Company, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on the Company’s behalf, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on the Company’s behalf or in respect of the Company could affect Goldman Sachs, the investment adviser or their activities.

Brokerage Transactions

The investment adviser may select broker-dealers (including affiliates of the investment adviser) that furnish the investment adviser, the Company, their affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the investment adviser’s view, appropriate assistance to the investment adviser in the investment decision-making process. As a result, the investment adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Company and any or all other Accounts, including in connection with Accounts other than those that pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Company based on the amount of commissions paid by the Company in comparison to such other Accounts. The investment adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Since the Company will generally acquire and dispose of investments in privately negotiated transactions, it will infrequently use brokers in the normal course of its business. Subject to policies established by the Company’s Board of Directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and the Company and any other Accounts. In return for such services, the Company may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Trades by the Investment Adviser

The investment adviser follows policies and procedures pursuant to which, subject to applicable law, it may combine or aggregate purchase or sale orders for the same security for multiple clients (sometimes called “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time. The investment adviser aggregates orders, when subject to applicable law, the investment adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances and subject to applicable law, trades for the Company may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the investment adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

The investment adviser does not bunch or aggregate orders for different Accounts, or net buy and sell orders for the same Account, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating or netting is not appropriate or practicable from the investment adviser’s operational or other perspective. The investment adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for an Account are not aggregated with other orders, or not netted against orders for the Company, the Company may not benefit from a better price and lower commission rate or lower transaction cost.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include, but are not limited to, information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary—The Company”, “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors”, as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our future operating results;

•
changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of our investment adviser;

•	our expected financings and investments;

•	the use of borrowed money to finance a portion of our investments;

•	our ability to pay dividends or make distributions;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of future acquisitions and divestitures;

•	our regulatory structure and tax status; and

•	our ability to operate as a BDC and a RIC.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of        shares of our common stock in this offering will be approximately $     million, based on an offering price of $     per share (which represents the mid-point of the range set forth on the cover of this prospectus), after deducting the underwriting discounts and commissions paid to the underwriters and estimated offering expenses of approximately $     payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We expect to use proceeds from the closing of this offering to make investments consistent with our investment objectives, to repay a portion of our outstanding debt, including under our Revolving Credit Facility, if any, and for certain offering expenses and general corporate purposes.  As of         , 2014, we had            outstanding under our Revolving Credit Facility. Our Revolving Credit Facility matures on September 19, 2017.  Borrowings under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at our election) at either: (i) London Interbank Offered Rate (“LIBOR”) plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%.

We anticipate that substantially all of the net proceeds of this offering will be invested within        months  of the closing of this offering, in accordance with our investment objectives and strategies, depending on the availability of appropriate investment opportunities and market conditions. The time period during which we anticipate investing such proceeds can be affected by a number of factors. We cannot assure you we will achieve our targeted investment pace.

During the period when the proceeds of this offering are not fully invested, we expect that our investment earnings, and hence the return to stockholders, will be lower than after we are fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution.  The quarterly distributions, if any, will be determined by our Board of Directors.  The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of the initial offering.  All dividends and distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such an initial distribution or distributions in future periods.

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013.  To obtain and maintain RIC status, we must, among other things, timely distribute to our stockholders at least 90% of our investment company taxable income for each taxable year.  We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax.  We generally will be required to pay such U.S. federal excise tax if our distributions during a calendar year do not exceed the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.  If we retain net capital gains, we may treat such amounts as deemed distributions to our stockholders.  In that case, you will be treated as if you had received an actual distribution of the capital gains we retained and then you reinvested the net after-tax proceeds in our common stock.  In general, you also will be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.  Stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains.  The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.  The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.  Please refer to “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains.  See also “Risk Factors— Risks Relating to this Offering and Our Common Stock—We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”

Dividends Declared

The following table summarizes the dividends declared for the fiscal year ended December 31, 2013.

Date Declared	Record Date	Payment Date	Amount
July 17, 2013	June 28, 2013	July 22, 2013	$0.08

October 17, 2013	September 27, 2013	October 21, 2013	$0.19

December 31, 2013	December 10, 2013	January 30, 2014	$0.23

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2013 and on an adjusted basis to give effect to this offering at an assumed public offering price of $     per share (which represents the mid-point of the range set forth on the cover of this prospectus) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $   million payable by us.

You should read this table together with “Use of Proceeds” and the audited financial statements and the related notes thereto included elsewhere in this prospectus.

	As of December 31, 2013
	Actual	As Adjusted
Assets
Cash	$7,411,045
Investments, at fair value	493,417,298
Investments in affiliated money market fund	120,518,281
Total assets	630,222,427
Liabilities:
Borrowings under Revolving Credit Facility	0
Total liabilities	22,437,774
Net assets:
Common Stock, par value $0.001 per share (200,000,000 shares authorized, 30,390,114 shares issued and outstanding)	30,390
Paid-in capital in excess of par	608,152,396
Accumulated net realized gain	142,298
Accumulated undistributed net investment income (accumulated net investment loss)	9,633
Net unrealized appreciation (depreciation) on investments	871,495
Allocated income tax expense	(1,421,559)
Total net assets	607,784,653
Total liabilities and net assets	630,222,427
Net asset value per share	20.00

DILUTION

The potential dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma NAV per share after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of               , 2014, we had     shares of common stock outstanding and as of            2014, our NAV was $    , or approximately $          per share. After giving effect to the sale of the shares of common stock to be sold in this offering, and the deduction of discounts and estimated offering expenses, our as-adjusted net NAV would be approximately $        million, or $          per share, representing an immediate dilution of $     per share, or        %, to shares sold in this offering.  The following illustration assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment is exercised in full, there would be an immediate dilution to the NAV of $       per share, or             %, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Initial public offering price per share	$
, 2014 NAV per share immediately prior to this offering	$

Increase attributable to this offering	$
As-adjusted NAV per share immediately after this offering	$

Dilution per share to stockholders participating in this offering (without exercise of the over-allotment option)

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ over-allotment option):
	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%
Shares outstanding		%		%
Shares to be sold in this offering		%		%
Total		100.0%		100.0%

The as-adjusted NAV upon completion of this offering is calculated as follows:

Numerator:
Net Asset Value	$
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	$
Net Asset Value upon completion of this offering	$
Denominator:
Shares outstanding
Shares included in this offering

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. The discussion and analysis contained in this section refers to our financial condition, results of operations and cash flows. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are a recently formed, externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act. On April 1, 2013, we converted from a Delaware limited liability company to a Delaware corporation.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.  We invest primarily in U.S. middle-market companies, which GSAM believes have been underserved in recent years by banks and have difficulty accessing the public debt markets.  However, we may from time to time invest in larger or smaller companies.  In this prospectus, we generally use the term “middle-market” to refer to companies with EBITDA of between $5 million and $75 million annually.

We expect to make investments through both primary originations and open-market secondary purchases.  We expect to invest across a number of different industries. Our investments are typically expected to have maturities between three and ten years and generally range in size between $5 and $50 million, though this investment size may grow if our capital base grows and shrink if our capital base shrinks.  If we are successful in achieving our investment objective, we believe that we will be able to provide our stockholders with consistent dividend distributions and attractive risk-adjusted total returns.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, the amount of capital we have available to us and the competitive environment for the type of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million. See “Regulation.”

Revenues

We generate revenue in the form of interest income on the debt investments and, to a lesser extent, capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts in to income. We record contractual prepayment premiums on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of management and incentive fees to our investment adviser, legal and professional fees and other operating and overhead related expenses. Our management and incentive fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Investment Management Agreement and our Administration Agreement. See “Management—Investment Management Agreement” and “Management—Our Administrator.”

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines. Incentive fees and costs relating to future offerings of securities would be incremental.

We also incur interest and credit facility expenses in connection with our Revolving Credit Facility, which is comprised of interest expenses, amortization of financing costs, and commitment fees on the unused portion of such facility.

Leverage

Our Revolving Credit Facility allows us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield.  This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we will only be permitted to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing.  Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus subject to Investment Company Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when we engage in such transactions, instead of maintaining asset coverage of at least 200%, we will segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to our exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the Investment Company Act’s asset coverage requirement and we will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing.

Formation Transactions

For a description of our Formation Transactions, see “Summary—Formation Transactions.”

Portfolio and Investment Activity

As of December 31, 2013 and December 31, 2012, our portfolio consisted of the following:

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	($ in millions)
First-lien	$206.70	$209.87	$18.63	$19.10
Second-lien	256.32	255.89	23.58	23.93
Unsecured	9.53	7.10	6.71	6.93
Preferred Stock	20.00	20.56	-	-

Total Investments	$492.55	$493.42	$48.92	$49.96

As of December 31, 2013, our investment portfolio, excluding our investment of approximately $120.52 million in the affiliated money market fund, consisted of secured debt, unsecured debt and preferred stock across 26 investments with an aggregate fair value of approximately $493.42 million with a cost basis of approximately $492.55 million. As of that date, our portfolio investments on a fair value basis were approximately 94.4% in secured debt (42.5% in first lien debt and 51.9% in second lien debt), 1.4% in unsecured debt and 4.2% in preferred stock. As of December 31, 2013, our portfolio investments had an average investment size of $ 18.98 million and the weighted average remaining term of our debt investments in our portfolio was approximately 5.5 years.

As of December 31, 2012, our investment portfolio consisted of secured debt and unsecured debt across seven investments with an aggregate fair value of $49.96 million with a cost basis of approximately $48.92 million. As of that date, our portfolio investments on a fair value basis were approximately 86.1% in secured debt (38.2% in first lien debt and 47.9% in second lien debt) and 13.9% in unsecured debt.  As of December 31, 2012, our portfolio investments had an average investment size of $7.14 million and the weighted average remaining term of our debt investments in our portfolio was approximately 5.9 years.

As of December 31, 2013 and December 31, 2012, our weighted average yield on income producing securities at fair value (which includes interest income and amortization of fees and discounts) was 10.7% and 11.3%, respectively, and our weighted average yield on income producing securities at amortized cost (which includes interest income and amortization of fees and discounts) was 10.9% and 11.7%, respectively.

For the year ended December 31, 2013, we made new investment commitments of $491.40 million in the aggregate, of which $457.36 million was in 22 new portfolio companies and $34.04 million was in four existing portfolio companies. For this period, we had $36.58 million in exits and repayments, resulting in net portfolio growth of $454.82 million.

For the year ended December 31, 2012, we made new investment commitments of $49.96 million in the aggregate in six new portfolio companies. For this period, we had no exits or repayments. The net portfolio growth was $49.96 million.

The following table shows the investment activity for the year ended December 31, 2013 and the period ended December 31, 2012 by investment type:

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Amount of investments committed at cost:
First-lien	$230.48	$19.10
Second-lien	235.73	23.93
Unsecured	5.19	6.93
Preferred Stock	20.00	-

Total	$491.40	$49.96

Proceeds from investments sold or repaid:
First-lien	$29.69	-
Second-lien	4.05	-
Unsecured	2.84	-
Preferred Stock	-	-

Total	$36.58	-

Number of new investment commitments in new portfolio companies	22	6

Average new investment commitment amount in new portfolio companies	$20.79	$8.33

Weighted average remaining term for new investment commitments in new portfolio companies (in years)	5.5	5.9

Percentage of new debt investment commitments at floating interest rates	78.3%	28.6%

Percentage of new debt investment commitments at fixed interest rates	21.7%	71.4%

Weighted average interest rate of new investment commitments	10.4%	10.6%

Weighted average spread over LIBOR of new floating rate investment commitments	9.2%	9.4%

Weighted average interest rate on investments sold or paid down	9.5%	-

The following table shows the amortized cost of our performing and non-accrual investments as of December 31, 2013 and December 31, 2012.

	December 31, 2013		December 31, 2012
	Amortized Cost	Percentage	Amortized Cost	Percentage
	(in millions)		(in millions)
Performing	$485.64	98.6%	$48.92	100.0%
Non-accrual	6.91	1.4%	-	-

Total Investments	$492.55	100.0%	$48.92	100.0%

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected.  Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status.  Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. We may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Results of Operations

Below are our operating results for the year ended December 31, 2013, and the period from November 15, 2012 (commencement of operations) to December 31, 2012.  Our results of operations for the year ended December 31, 2013 are not directly comparable to the prior period, since, among other reasons, the period ended December 31, 2012 includes operating results for a period of time prior to the Conversion, and the period ended December 31, 2012 spanned less than a full year.

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Total investment income	$22.84	$0.16
Net expenses	6.90	0.35

Net investment income (loss)	15.94	(0.19)

Net realized gain (loss) on investments	3.29	-
Net unrealized appreciation (depreciation) on investments	(0.18)	1.05

Net increase in net assets resulting from operations before tax	19.05	0.86

Income tax expense	(1.07)	(0.35)

Net increase in net assets resulting from operations after tax	$17.98	$0.51

Investment Income

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Interest	$22.82	$0.16
Dividend income from affiliated investment	0.02	0.00
Other income	0.00	-

Total investment income	$22.84	$0.16

The increase in our investment income for the year ended December 31, 2013, as compared to the period ended December 31, 2012, was primarily attributable to the fact that our investment portfolio increased from an invested capital of $48.92 million to $492.55 million on a cost basis. In addition, when comparing the two periods, we note that we received investment income for the prior period for a shorter period of time as compared to our investment income for the year ended December 31, 2013, which reflects a full-year of investment income from our investment portfolio.

Expenses

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Management fees	$3.59	$0.07
Incentive fee	0.34	0.21
Administration and custodian fees	0.47	0.02
Directors’ fees	0.44	-
Transfer agent fees	0.01	-
Professional fees	1.05	0.04

Interest and credit facility expense	0.66	-
Organization expense	0.58	-
Other expenses	0.33	0.01

Total expenses	7.47	0.35

Expense reimbursement from Investment Advisor	(0.57)	-

Net expenses	$6.90	$0.35

Total net expenses were higher for the year ended December 31, 2013, as compared to the period ended December 31, 2012, as expenses for the period ended December 31, 2012 related to a shorter period of operations.  The increase in management fees was also the result of a substantial increase in gross assets, excluding cash and investments in our affiliated money market fund, for the year ended December 31, 2013 as compared to the period ended December 31, 2012.  We did not incur any credit facility expenses during the period ended December 31, 2012 because the Revolving Credit Facility was entered into during 2013.

Net Realized Gains (Losses)

Realized gains and losses on investments for the year ended December 31, 2013 consisted primarily of gains realized from investments held at the time of the Conversion.  These gains were recorded for financial reporting and tax purposes as a result of the Conversion and did not result from the sale of any investments.  In addition, gains were realized from the sale of the following investments for the year ended December 31, 2013:

Net Realized Gain (Loss)
Portfolio Company	($ in millions)
Community Choice Financial Inc.	$0.09
Fairpoint Communications, Inc.	0.19
Goodrich Petroleum Corp.	0.09
Molycorp, Inc.	0.21
Other, net	0.02

Total	$0.60

We had no investment sales for the period ended December 31, 2012.  There were no net realized gains for the period ended December 31, 2012.

Net Change in Unrealized Appreciation (Depreciation) on Investments

Any changes in fair value are recorded in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies – Valuation of Portfolio Investments.”

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Change in unrealized gain	$5.03	$1.05
Change in unrealized loss	(5.21)	0.00

Net change in unrealized appreciation (depreciation) on investments	$(0.18)	$1.05

The change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2013 consisted of the following:

Net change in unrealized Appreciation (Depreciation
Portfolio Company	($ in millions)
Affordable Care, Inc.	$(0.39)
Artesyn Escrow, Inc.	1.10
Convergeone Holdings Corp.	(0.04)
Crowley Holdings Preferred LLC	0.56
Dispensing Dynamics International	0.72
Fairpoint Communications, Inc.	1.01
Global Tel Link Corp.	(1.15)
Goodrich Petroleum Corp.	(0.19)
Highwinds Capital, Inc.	(0.05)
Hutchinson Technology, Inc.	0.29
Infinity Sales Group	(0.02)
Iracore International Holdings, Inc.	0.50
Learfield Communications, Inc.	0.06
Liquidnet Holdings, Inc.	(0.23)
Lone Pine Resources, Inc.	(2.46)
Molycorp, Inc.	(0.33)
P2 Upstream Acquisition Co.	0.25
Reddy Ice Group, Inc.	(0.16)
Securus Technologies, Inc.	0.03
TriNet Group, Inc.	0.52
Washington Inventory Services	(0.18)
Other, net	(0.02)

Total	$(0.18)

The change in unrealized appreciation (depreciation) on investments for the period ended December 31, 2012 consisted of the following:

Net change in unrealized Appreciation (Depreciation)
Portfolio Company	($ in millions)
Affordable Care, Inc.	$0.19
Goodrich Petroleum Corp.	0.23
Molycorp, Inc.	0.47
Washington Inventory Services	0.16
Other, net	(0.00)

Total	$1.05

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts.  Costs incurred in entering into such contracts or in settling them, if any, will be borne by us.  Our investment adviser has claimed no-action relief from CFTC regulation as a commodity pool operator pursuant to a CFTC staff no-action letter with respect to our operations, which means that we will be limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions.

Financial Condition, Liquidity and Capital Resources

The primary use of existing funds and any funds raised in the future, including from this offering is expected to be for our investments in portfolio companies, cash distributions to, our stockholders or for other general corporate purposes, including paying for operating expenses or debt service to the extent we borrow or issue senior securities.  See “Distributions.”

At December 31, 2013, we had cash of approximately $7.41 million. Cash used in operating activities for the period ended December 31, 2013 was approximately $539.49 million, while cash provided by financing activities was approximately $545.36 million. At December 31, 2012, we had cash and cash equivalents of approximately $1.54 million. Cash used in operating activities for the period ended December 31, 2012 was approximately $49.02 million, while cash provided by financing activities was approximately $50.56 million. We expect to raise equity capital by selling shares of our common stock in public and private placement offerings of shares of our common stock in the future.

To the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors otherwise determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders, we may enter into one or more additional credit facilities, including revolving credit facilities, or issue senior securities.  We would expect any such credit facilities may be secured by certain of our assets and may contain advance rates based upon pledged collateral.  The pricing and other terms of any such facilities would depend upon market conditions when we enter into any such facilities as well as the performance of our business, among other factors.  On September 19, 2013, we entered into the Revolving Credit Facility, discussed below.

In addition, we may raise capital by securitizing certain of our investments, including through the formation of one or more CLOs or warehouse facilities, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.  We may also pursue other forms of debt financing, including potentially from the SBA through a future SBIC subsidiary.

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

From time to time, our Board of Directors may authorize offers to repurchase shares of our common stock in an amount of up to 5% of our outstanding shares of common stock (with the exact amount to be set by our Board of Directors) at the end of each calendar quarter beginning with the calendar quarter ended December 31, 2013 and ending prior to the time of our IPO or listing.  If we were to engage in a share repurchase offer, our stockholders, including Goldman Sachs, would be able to tender their shares of our common stock at a price per share that reflects our NAV per share as of a recent date.  For the quarter ended December 31, 2013, one investor tendered approximately 200,000 shares of common stock for which it received approximately $4 million. Additionally, to keep its ownership under 20%, Group Inc. tendered approximately 50,000 shares of common stock for which it received approximately $1 million.

Equity Issuances

During the year ended December 31, 2013 and the period ended December 31, 2012, we entered into subscription agreements with our existing investors, including Group Inc. and its affiliates, providing for the private placement of our common stock.  For the year ended December 31, 2013, we closed offerings of 25,260,470 shares of our common stock in private placements totaling $505.4 million, of which Group Inc.

acquired 701,760 common shares totaling $14.10 million. In addition to the shares acquired in the 2013 private placements, as part of the Conversion, Group Inc. received 5,379,354 shares of our common stock in exchange for limited liability company interests totaling $107.60 million as of April 1, 2013.

Revolving Credit Facility

On September 19, 2013, we entered into the Revolving Credit Facility.  The parties to the Revolving Credit Facility include us, as borrower, the lenders from time to time parties thereto and SunTrust Bank, as administrative agent.

The Revolving Credit Facility will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”).  Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The maximum principal amount of the facility is $340 million, subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness.  Maximum capacity may be increased to $500 million through our exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing.  The Revolving Credit Facility includes a $30 million limit for swingline loans and a $20 million limit for letters of credit.

The availability period under the Revolving Credit Facility will terminate on September 19, 2016 (the “SunTrust Commitment Termination Date”) and it will mature on September 19, 2017 (the “SunTrust Maturity Date”).  During the period from the SunTrust Commitment Termination Date to the SunTrust Maturity Date, we will be obligated to make mandatory prepayments out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.

We may borrow amounts in U.S. dollars or certain other permitted currencies.  Borrowings under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, will bear interest (at our election) at either  (i) LIBOR plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%.  We may make this election at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions.  We will also pay a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility and a fee per annum equal to the then-applicable LIBOR margin on the face amount of outstanding undrawn letters of credit, payable quarterly in arrears.

Our obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially the entire portfolio of investments and cash held by us and, if any, each Guarantor. The Revolving Credit Facility contains certain customary covenants, including but not limited to: (i) maintaining a minimum shareholder’s equity of $400 million, subject to increase from certain equity sales, (ii) maintaining an asset coverage ratio of at least 2 to 1 and (iii) maintaining a minimum liquidity test of at least 15% of the "covered debt amount" during any period when the "adjusted covered debt balance" is greater than 85% of the "adjusted borrowing base," as such quoted terms are defined therein.  As of December 31, 2013, we were in compliance with these covenants.

The Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funds and events of default.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies may, from time to time, experience the impact of inflation on their operating results.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the Investment Management Agreement, pursuant to which GSAMLP has agreed to serve as our investment adviser, as such agreement is expected to be amended and restated in connection with the Conversion, and the Administration Agreement, pursuant to which State Street Bank and Trust Company has agreed to furnish us with the administrative services necessary to conduct our day-to-day operations. See “Management—Our Investment Adviser” and “Management—Our Administrator.”  Payments under the Investment Management Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Under the Administration Agreement, we pay our administrator such fees as may be agreed between us and our administrator that we determine are commercially reasonable in our sole discretion.  Either party may terminate the Investment Management Agreement without penalty upon at least 60 days’ written notice to the other.  Either party may terminate the Administration Agreement without penalty upon at least 30 days’ written notice to the other party.

Additionally, the following table shows our contractual obligations as of December 31, 2013:

	Payments Due by Period (Millions)
	Total	Less Than1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years

Revolving Credit Facility	$0	$—	$—	$—	$—

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to fund investments and to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2013, we had unfunded loan commitments of $15 million, which were not reflected on our Statement of Assets and Liabilities.  As of December 31, 2012, we had no off-balance sheet arrangements.

Distribution Policy

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution.  The quarterly distributions, if any, will be determined by our Board of Directors.  All dividends and distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax.  Stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains.  The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.  The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.  See “Distributions.”

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we expect to fund a portion of our investments with borrowings, our net investment income is expected to be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors—Risks Relating to Our Business and Structure—We will be exposed to risks associated with changes in interest rates.”

As of December 31, 2013, on a fair value basis, approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including a preferred stock investment) and approximately 80.5% were invested in debt bearing a floating interest rate with interest rate floors.  As of December 31, 2012, on a fair value basis, approximately 52.1% of our portfolio investments were in debt bearing a fixed interest rate and approximately 47.9% were invested in debt bearing variable rates with interest rate floors.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the Investment Company Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus, we did not engage in interest rate hedging activities.

Based on our December 31, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

As of December 31, 2013 Basis Point Change	Interest Income	Interest Expense	Net Income
($ in millions)
Up 300 basis points	$7.28	-	$7.28
Up 200 basis points	3.80	-	3.80
Up 100 basis points	0.44	-	0.44
Down 100 basis points	-	-	-
Down 200 basis points	-	-	-
Down 300 basis points	-	-	-

Based on our December 31, 2012 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

As of December 31, 2012 Basis Point Change	Interest Income	Interest Expense	Net Income
($ in millions)
Up 300 basis points	$0.49	-	$0.49
Up 200 basis points	0.25	-	0.25
Up 100 basis points	0.01	-	0.01
Down 100 basis points	-	-	-
Down 200 basis points	-	-	-
Down 300 basis points	-	-	-

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a BDC, we will conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with GAAP and the Investment Company Act. Our Board of Directors, with the assistance of our Audit Committee, will determine the fair value of our assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (“ASC 820”). Our valuation procedures are set forth in more detail below.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same – to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.  The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 — inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

Currently, the majority of our investments fall within Level 3 of the fair value hierarchy. We do not expect that there will be readily available market values for most of the investments which are in our portfolio, and we will value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy, described below, and a consistently applied valuation process. The factors that may be taken into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, and the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.  Available current market data will be considered such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies, and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by our Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)
Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2)
Our Board of Directors also engages independent valuation firms to provide independent valuations of the  investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms independently value such investments using quantitative and qualitative information provided by the investment professionals of our investment adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The independent valuation firms also provide analyses to support their valuation methodology and calculations. The independent valuation firms provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The independent valuation firms define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, income approach, or both approaches. At least a portion of our portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by independent valuation firms;

(3)
The independent valuation firms’ preliminary valuations are reviewed by our investment adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The independent valuation firms’ ranges are compared to our investment adviser’s valuations to ensure our investment adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)
The Audit Committee of our Board of Directors reviews valuation information provided by the GSAM Valuation Committee, our investment adviser and the independent valuation firms.  The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)
Our Board of Directors discusses the valuations and determines the fair value of each of our investments in good faith, based on the input of our investment adviser, the independent valuation firms and the Audit Committee.

Investment Transactions and Related Investment Income

We record our investment transactions on a trade date basis. Realized gains and losses are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date and interest income and expense are accrued over the life of the investment. Interest income and expense include accretion of discounts and amortization of premiums recorded over the life of the underlying instrument using the effective interest method. Interest and dividend income are presented net of withholding tax, if any.

We carry our investments in securities at fair value. Fair value generally is based on quoted market prices, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments in securities are measured at fair value as determined by our investment adviser and/or by one or more independent third parties.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.  For additional information, see Note 2 (“Significant Accounting Policies”) to our audited financial statements as of and for the period ended December 31, 2012 and as of and for the year ended December 31, 2013, included elsewhere in this prospectus.

Federal Income Taxes

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income for each year. Depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax.  We generally will be required to pay such U.S. federal excise tax if our distributions during a calendar year do not exceed the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2013.

Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)		Average Market Value per Unit(4)
Revolving Credit Facility

December 31, 2013	$0	N/A	$	-----	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

The Company

We are a recently formed, externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act.

We are managed by our investment adviser, GSAMLP, subject to the supervision of our Board of Directors, a majority of whom are independent of GSAMLP and its affiliates.  GSAMLP, together with certain other affiliates of Group Inc., comprise GSAM.  GSAM is part of Group Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. Group Inc. is the general partner and principal owner of GSAMLP. GSAM has been providing financial solutions for investors since 1988 and had approximately $807.6 billion of assets under management as of December 31, 2013.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.  We invest primarily in U.S. middle-market companies, which GSAM believes have been underserved in recent years by banks and have difficulty accessing the public debt markets.  However, we may from time to time invest in larger or smaller companies.  In this prospectus, we generally use the term “middle-market” to refer to companies with EBITDA between $5 million and $75 million annually.  We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.  We expect to make investments through both primary originations and open-market secondary purchases.  We expect to invest across a number of different industries. Our investments are typically expected to have maturities between three and ten years and generally range in size between $5 and $50 million, though this investment size may grow if our capital base grows and shrink if our capital base shrinks.  If we are successful in achieving our investment objective, we believe that we will be able to provide our stockholders with consistent dividend distributions and attractive risk-adjusted total returns.

In addition to investments in U.S. middle-market companies, we may invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity.  Such investments are intended to enhance our risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating, although these types of investments generally will constitute less than 30% of our total assets.

The instruments in which we invest typically are not rated by any rating agency, but GSAM believes that if such instruments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or Standard & Poor’s Rating Services), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.  Bonds that are rated below investment grade are sometimes referred to as “high yield bonds,” “junk bonds” or “leveraged loans.”  We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

As of December 31, 2013, we had approximately $493.42 million at fair value invested in 26 investments, or our portfolio investments.  Our investments have spanned across a variety of industries, including Internet Software and Services; Media; Diversified Telecommunications Services; Electronic Equipment, Instruments & Components; Communications Equipment; Capital Markets and Oil, Gas & Consumable Fuels.  As of December 31, 2013, over 99% of our portfolio investments at fair value were in U.S. domestic companies.  Also as of such date, the weighted average remaining term of our debt investments in our portfolio was approximately  5.5 years.  As of December 31, 2013, our portfolio investments on a fair value basis were approximately 94.4% in secured debt (42.5% in first lien debt and 51.9% in second lien debt), 1.4% in unsecured debt and 4.2% in preferred stock.  As of December 31, 2013, on a fair value basis, approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including a preferred stock investment) and approximately 80.5% were invested in debt bearing a floating interest rate with interest rate floors.

As of December 31, 2013, we had not incurred any leverage, although we are party to the $340.0 million Revolving Credit Facility, and prior to the completion of this offering, we may become a party to additional debt financing arrangements.  Such arrangements will allow us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield.  In connection with these or other borrowings, our lenders may require us to pledge some or all of our assets.  In addition, the lenders may ask us to comply with positive or negative covenants that could have an adverse effect on our operations.

Our Investment Adviser

GSAMLP, a Delaware limited partnership, serves as our investment adviser and has been registered as an investment adviser with the SEC since 1990.  Subject to the supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services.

In particular, the GSAM Liberty Harbor investment team will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments.  We do not have any employees.  As of December 31, 2013, the GSAM Liberty Harbor investment team had 26 investment professionals.  These individuals have responsibilities other than relating to us and allocate a portion of their time in support of our business based on their particular expertise as it relates to a potential investment opportunity and our investment objective as whole.  In addition, GSAM believes that it has best in class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others.  We expect to benefit from the support provided by these personnel in our operations.

The GSAM Liberty Harbor investment team takes a bottom-up, fundamental research approach to investing and focuses primarily on corporate credit investment opportunities in North America.  The team has approximately $4.8 billion of assets under management as of December 31, 2013.  The senior members of the investment team have been working together since 2006 and have an average of over 14 years of experience in leveraged finance and private transactions.  The voting members of our investment committee collectively have over 50 years of experience in small business investing and activities related to small business investing.    See “Management—Biographical Information” for a description of the experience of each of the individual voting members of our investment committee.

The GSAM Liberty Harbor investment team has an investment committee comprised of five voting members, Brendan McGovern, Salvatore Lentini, Jon Yoder, David Yu and Scott Turco, as well as three non-voting members with operational or legal expertise.  The investment committee is responsible for approving all of our investments.  The investment committee also monitors investments in our portfolio and approves all asset dispositions.  We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

We believe that the GSAM Liberty Harbor investment team will be able to leverage their current investment platform, resources and existing relationships with private equity sponsors, middle-market agents and intermediaries, financial institutions, the restructuring community and “orphaned” public companies to provide us with attractive investment opportunities, as well as with analyzing, negotiating, structuring and monitoring our investments.

Market Opportunity

GSAM believes that current market conditions and regulatory changes have combined to create an attractive investment environment for us.  Specifically:

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Loans to middle-market companies are typically illiquid and unrated.  Stakeholders in banks, including their shareholders, lenders and regulators, continue to exert pressure to contain the amount of illiquid, unrated assets held on bank balance sheets.  Examples of this include moves to codify the BASEL III accords in the U.S., which increase the regulatory capital charge for lower rated and unrated assets in most instances, and continued investor focus on the amount of illiquid assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets. As a result, GSAM believes that banks have reduced their lending to middle-market companies.

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Consolidation of regional banks into money center banks has reduced the focus on middle-market lending.  Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently.  GSAM believes that this has resulted in fewer bank lenders to the U.S. middle-market and the reduced availability of debt capital to the companies we target.

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In GSAM’s experience, the so-called “shadow banking sector” (which GSAM believes is comprised of hedge funds, mezzanine funds, private equity funds, structured vehicles and similar entities) has struggled since the 2008 financial crisis to attract investor interest in long-term capital commitments of the nature required to allow the managers of these vehicles to purchase illiquid assets such as middle-market loans.  As a result, GSAM believes the amount of capital in the “shadow banking sector” for lending to the U.S. middle-market is significantly smaller than it was prior to the 2008 financial crisis.

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While public bond markets have been extremely robust in recent years, middle-market companies are rarely able to issue bonds in this market as the purchasers of public bonds are highly focused on liquidity.  For example, asset managers are a significant buyer of public bonds.  However, asset managers often have clients that expect to be able to liquidate their investment on very short notice.  Accordingly, the existence of an active secondary market for the bonds is an important consideration in the decision to purchase the bonds.  Typically, there is no active secondary market for the debt of U.S. middle-market companies.

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The reduced availability of credit to middle-market companies typically results in an increased interest rate, or pricing, of loans for middle-market lenders.  In addition, recent loans to middle-market companies have often included meaningful upfront fees and prepayment protections, both of which should enhance the profitability of new loans to lenders.

Competitive Advantages

Broad Investment Platform

The GSAM Liberty Harbor investment team had approximately $4.8 billion of assets under management as of December 31, 2013, invested in three main strategies: hedged strategies (which includes event-driven, long-short, relative value, capital structure arbitrage and stressed and distressed credit); a long-only public credit strategy; and a long only private credit strategy.  GSAM believes that this broad platform provides a competitive advantage in sourcing attractive investment opportunities, pricing risk, and executing and monitoring transactions.  For example, GSAM believes that the GSAM Liberty Harbor investment team’s broad activities provide a differentiated set of relationships relative to singularly focused middle-market lenders, and this results in differentiated investment opportunities relative to many of our competitors.  GSAM also believes that the GSAM Liberty Harbor investment team’s large presence in the public credit markets gives it enhanced insight into the risk premium that should be sought for taking the illiquidity risk that often accompanies middle-market loans.  Finally, GSAM believes that the expertise obtained from engaging in a broad set of activities significantly enhances the core competencies of middle-market lending, such as by providing industry and sector insight and bankruptcy and work-out expertise.

Diversified Origination Strategy

The GSAM Liberty Harbor investment team originates investment opportunities from a variety of sources, including private equity sponsors, middle-market agents and intermediaries, financial institutions, the restructuring community and “orphaned” public companies.  These different channels produce attractive investment opportunities at different points in time as market conditions, the economic cycle and regulation changes.  GSAM believes that the ability to source investment opportunities from a diverse set of channels is an important competitive advantage.  Once an attractive investment opportunity has been identified, we believe that the “Goldman Sachs” brand recognition makes us a desirable capital provider relative to some of our competitors with lesser known brand names.  As a result, GSAM believes that we are more likely to be chosen as a capital provider when a prospective borrower has a choice.

Flexible Transaction Structuring

The GSAM Liberty Harbor investment team has extensive experience investing in a wide variety of transaction structures with a range of terms and conditions.  GSAM believes that the most attractive asset class within the middle-market shifts over time and even varies from borrower to borrower.  For example, in some environments, GSAM believes that traditional first lien lenders become aggressive in pricing and terms, which GSAM believes creates attractive opportunities for second lien or unsecured lenders.  At other times, the market for mezzanine or unsecured debt can become detached from underlying intrinsic values and result in comparatively better risk-adjusted returns for secured lenders.  Some borrowers may have significant collateral that can be pledged to structure an attractive secured loan, while other borrowers may have little collateral but a great deal of enterprise value that makes a mezzanine loan more attractive.  GSAM believes that the ability to be flexible and creative in structuring attractive solutions for particular borrowers provides us with the ability to opportunistically invest in the level of a borrower’s capital structure that GSAM believes will offer more attractive risk-adjusted returns as well as enhances our origination capability because prospective borrowers value our ability to customize a solution.

Disciplined Investment Approach

In making its investment decisions, the GSAM Liberty Harbor investment team utilizes the same approach that has allowed it to grow its assets under management to approximately $4.8 billion since its first fund launch in June 2007 and earn the confidence of clients ranging from high net worth individuals to large institutional investors and sovereign wealth funds.  Specifically, the GSAM Liberty Harbor investment team takes a bottom-up, fundamental research approach to its potential investments, focusing on capital preservation and minimizing downside risk.  The GSAM Liberty Harbor investment team engages in extensive due diligence with an expectation of holding the investment to maturity, which commonly includes meetings with management and other stakeholders in the company, financial due diligence on the prospective borrower’s operating history, industry due diligence, site visits and background checks, among other things.  A high value is placed on businesses with cash flows that are dependable and predictable, that have significant asset value and/or a strong enterprise value.  The GSAM Liberty Harbor investment team emphasizes contractual protections in its investments, including covenants, structure and other terms and conditions. GSAM believes that this disciplined approach will lead to better risk-adjusted returns over economic cycles.

The Goldman Sachs Asset Management Platform

GSAM is one of the largest asset managers in the world, with over $807.6 billion of assets under management as of December 31, 2013. We expect to benefit from GSAM’s control, operational, administrative and support infrastructure, which we believe is one of the best in the financial services industry.  Our risk monitoring will be provided by GSAM’s global risk management team, the same team that monitors risk for all of GSAM.  We will utilize GSAM’s proprietary information technology systems, which we believe enhances our ongoing monitoring of our portfolio, among other things.  Finally, we will be served by GSAM’s legal and compliance teams, which bring a wealth of experience gleaned over many years of support to GSAM.

Investments

We seek to create a portfolio that includes primarily investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities in middle-market companies by generally investing on an individual portfolio company basis. We expect to make investments through both primary originations and open-market secondary purchases. We currently do not expect to limit our focus on any specific industry. Our investments are typically expected to have maturities between three and ten years and generally range in size between $5 and $50 million, though this investment size may grow if our capital base grows and shrink if our capital base shrinks. If we are successful in achieving our investment objective, we believe that we will be able to provide our stockholders with consistent dividend distributions and attractive risk adjusted total returns.

As of December 31, 2013, our portfolio investments on a fair value basis were approximately 94.4% in secured debt (42.5% in first lien debt and 51.9% in second lien debt), 1.4% in unsecured debt and 4.2% in preferred stock.  We expect that our portfolio will continue to include secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, equities in middle-market companies. In addition to investments in U.S. middle-market companies, we may invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity.  Such investments are intended to enhance our risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating, although these types of investments generally will constitute less than 30% of our total assets.

In the future, we may also securitize a portion of our investments in any or all of our assets. We expect that our primary use of funds will be to make investments in portfolio companies, distribute cash to holders of our common stock and pay our operating expenses, including debt service to the extent we borrow or issue senior securities to fund our investments.

We have applied for an exemptive order from the SEC that would permit us and certain of our controlled affiliates to co-invest with other funds managed by the GSAM Liberty Harbor investment team.  Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Additionally, if our investment adviser forms other funds in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

For a list of the investments in our portfolio, see “Portfolio Companies.”

Investment Criteria

We are committed to a value-oriented philosophy implemented by our investment adviser, which manages our portfolio and seeks to minimize the risk of capital loss without foregoing the potential for capital appreciation. We have identified several criteria, discussed below, that GSAM believes are important in identifying and investing in prospective portfolio companies.

These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

•	Value orientation and positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

•	Experienced management and established financial sponsor relationships

We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have proper incentives in place to induce management to succeed and to act in concert with our interests as investors. In addition, we focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment adviser have an established relationship.

•	Strong and defensible competitive market position

We seek to invest in target companies that have developed leading market positions within their respective markets and are well-positioned to capitalize on growth opportunities. We also seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability while enabling us to protect our principal and avoid capital losses.

•	Viable exit strategy

We seek to invest in companies that GSAM believes will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital markets transactions.

•	Due diligence

Our investment adviser takes a bottom-up, fundamental research approach to our potential investments. It believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. Our investment adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from its experience, industry expertise and network of contacts. In conducting due diligence, our investment adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	review of the capital structure;

•	analysis of the business and industry in which the company operates;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to our investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee. The members of the investment committee are employees of our investment adviser and they do not receive separate compensation from us or our investment adviser for serving on the investment committee.

Additional due diligence with respect to any investment may be conducted on our behalf (and at our expense) by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Committee

The GSAM Liberty Harbor investment committee currently consists of five voting members – Brendan McGovern, Salvatore Lentini, Jon Yoder, David Yu and Scott Turco– as well as three non-voting members with operational or legal expertise. Our investment committee is responsible for approving all of our investments. Our investment committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on our investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers & acquisitions and private equity.

The purpose of our investment committee is to evaluate and approve, as deemed appropriate, all investments by our investment adviser. Our investment committee process is intended to bring the diverse experience and perspectives of our investment committee’s members to the analysis and consideration of every investment. Our investment committee also serves to provide investment consistency and adherence to our investment adviser’s investment philosophies and policies. Our investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, our investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment adviser’s investment team are encouraged to share information and views on credits with our investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties and use creative and flexible approaches to structure our investment relative to the other capital in the portfolio company’s capital structure.

We expect our secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of this debt. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

We use the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.  Mezzanine debt typically has interest-only payments in the early years, payable in cash or in-kind, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into mezzanine debt that, by its terms, converts into equity (or is issued along with warrants for equity) or additional debt securities or defers payments of interest for the first few years after our investment. Typically, our mezzanine debt investments have maturities of three to ten years.

In the case of our secured debt and unsecured debt, including mezzanine debt investments, we seek to tailor the terms of the investments to the facts and circumstances of the transactions and the prospective portfolio companies, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio companies to achieve their business plan and improve their profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

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negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity or convertible securities of portfolio companies or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over our investments to better position the portfolio as market conditions change.

Ongoing relationships with portfolio companies

Monitoring

Our investment adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirement and accomplishments;

•	Comparisons to our other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings or presentations by portfolio companies; and

•	Review of monthly and quarterly financial statements and financial projections of portfolio companies.

Our investment adviser also employs an investment rating system to categorize our investments.  In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 2 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2. Investments graded 3 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 4 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 3 or 4, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of a portfolio investment may be reduced or increased over time.

As of December 31, 2013, the weighted average grade of the investments in our portfolio at fair value was 2.  As of December 31, 2013, 1.4% of total investments at cost (or 0.9% of total investments at fair value) were on non-accrual status.  As of December 31, 2013, all of our investments were graded 2, except one of our investments declined from its original grade of 2 to a grade of 4.

Managerial assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our eligible portfolio companies within the meaning of section 55 of the Investment Company Act.  This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.  Our investment adviser or an affiliate thereof may provide such managerial assistance on our behalf to portfolio companies that request such assistance.  We may receive fees for these services.  See “Regulation.”

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies, commercial and investment banks, commercial financing companies, collateralized loan obligations, private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.

In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We also expect to use the industry information of GSAM’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees.  Our day-to-day operations are managed by our investment adviser. Our investment adviser has hired and expects to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

We do not own any real estate or other properties materially important to our operations. Our principal executive offices are located at 200 West Street, New York, New York 10282. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, although we may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

Our Administrator

Pursuant to our Administration Agreement, our administrator is responsible for providing various accounting and administrative services to us.  Our administrator is entitled to fees as described in “Management.” To the extent that our administrator outsources any of its functions, the administrator will pay any compensation associated with such functions.  See “Management—Our Administrator.”

PORTFOLIO COMPANIES

Portfolio Companies

The following table sets forth certain information as of December 31, 2013, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act.  In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount (mm)	Fair Value (mm)	% of Class *
Affordable Care Inc. 4990 Highway 70 West Kinston, NC 28504	Health Care Providers & Services	Senior Secured Loan – Second Lien– Floating	L+9.25% (1.25% Floor)	12/26/2019	$21.50	$21.50
Answers Corp. 6665 Delmar Boulevard Suite 3000 St. Louis, MO 63130	Internet Software & Services	Senior Secured Loan – Second Lien– Floating	L+10.00% (1.00% Floor)	06/19/2020	$20.00	$19.60
Artesyn Escrow, Inc. 5810 Van Allen Way Carlsbad, CA 92008	Electronic Equipment, Instruments & Components	Senior Secured Bonds ––First Lien– Fixed	9.75%	10/15/2020	$20.00	$21.10
Bolttech Mannings, Inc.(1) 501 Mosside Boulevard North Versailles, PA 15137	Commercial Services & Supplies	Senior Secured Loan—First Lien– Floating	L+7.75% (1.00% Floor)	12/21/2018	—	—
		Senior Secured Loan—First Lien– Floating (2)	L+8.96% (1.00% Floor)	12/21/2018	$33.00	$32.24
Convergeone Holdings Corp. 3344 Highway 149 Eagan, Minnesota 55121	Communications Equipment	Senior Secured Loan—First Lien– Floating	L+8.00% (1.25% Floor)	05/08/2019	$28.12	$27.70
Crowley Holdings Preferred LLC 9487 Regency Square Boulevard Jacksonville, FL 32225 (3)	Marine	Preferred stock	12.00% (includes 2.00% PIK)	N/A	N/A	$20.56
Dispensing Dynamics International 1020 Bixby Drive Industry, CA 91745	Building Products	Senior Secured Bonds – First Lien – Fixed	12.50%	01/01/2018	$15.00	$16.09
EZE Software Group LLC 12 Farnsworth St, 6th floor Boston, MA 02210	Software	Senior Secured Loan – Second Lien– Floating	L+ 7.25% (1.25% Floor)	04/05/2021	$2.00	$2.03

Fairpoint Communications, Inc. 521 East Morehead St., Suite 500 Charlotte, NC 28202	Integrated Telecommunication Services	Senior Secured Loan—First Lien– Floating	L+6.25% (1.25% Floor)	02/14/2019	$19.95	$25.60
Global Tel Link Corp. 12021 Sunset Hills Road, Suite 100 Reston, VA 20190	Diversified Telecommunication Services	Senior Secured Loan – Second Lien– Floating	L+7.75% (1.25% Floor)	11/23/2020	$28.00	$26.32
Goodrich Petroleum Corp. 801 Louisiana St, Suite 700 Houston, TX 77002 (4)	Oil, Gas & Consumable Fuels	Unsecured Bonds –Fixed	8.88%	03/15/2019	$2.55	$2.65
Highwinds Capital, Inc. 807 W. Morse Boulevard, Suite 101 Winter Park, FL 32789	Internet Software & Services	Senior Secured Bonds – Second Lien – Fixed	L+12.25% (1.25% Floor)	01/29/2019	$55.00	$54.18
Hutchinson Technology Inc. 40 West Highland Park Drive N.E. Hutchinson, MN 55350	Electronic Equipment, Instruments & Components	Senior Secured Bonds – Second Lien – Fixed	10.88%	01/15/2017	$12.20	$11.99
Infinity Sales Group 5201 Congress Avenue Suite 150 Boca Raton, FL 33487	Media	Senior Secured Loan—First Lien– Floating	L+10.50% (1.00% Floor)	11/21/2018	$50.00	$49.00
Iracore International Holdings, Inc. 3516 13th Avenue Hibbing, Minnesota 55746	Energy Equipment & Services	Senior Secured Bonds – First Lien – Fixed	9.50%	06/01/2018	$10.00	$10.50
Learfield Communications, Inc. 505 Hobbs Road Jefferson City, Missouri 65109	Media	Senior Secured Loan – Second Lien– Floating	L+7.75% (1.00% Floor)	10/09/2021	$2.00	$2.04
Liquidnet Holdings, Inc. 498 Seventh Avenue, 15th Floor New York, NY 10018	Capital Markets	Senior Secured Loan—First Lien– Floating	L+8.00% (1.25% Floor)	05/08/2017	$24.06	$23.70
Lone Pine Resources Inc. Suite 1100, 640-5 Avenue SW Calgary, Alberta Canada T2P 3G4 (4)(5)	Oil, Gas & Consumable Fuels	Unsecured Bonds – Fixed	10.38%	02/15/2017	$7.80	$4.45

Molycorp, Inc. 5619 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111 (4)	Diversified Metals & Mining	Senior Secured Bonds – First Lien – Fixed	10.00%	06/01/2020	$9.06	$8.95
Orchard Brands Corp. 201 King of Prussia Road Suite 200 Radnor, PA 19087	Internet and Catalog Retail	Senior Secured Loan – Second Lien – Floating	L+10.00% (1.50% Floor)	06/20/2019	$40.00	$39.00
P2 Upstream Acquisition Co. 1670 Broadway Suite 2800 Denver, CO 80202	Software	Senior Secured Loan – Second Lien – Floating	L+8.00% (1.00% Floor)	04/30/2021	$10.00	$10.15
Reddy Ice Group, Inc. 8750 N. Central Expressway, Suite 1800 Dallas, TX 75231	Food Products	Senior Secured Loan – Second Lien – Floating	L+9.50% (1.25% Floor)	10/01/2019	$10.00	$9.65
Securus Technologies, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815 (6)	Diversified Telecommunication Services	Senior Secured Loan – Second Lien – Floating	L+7.75% (1.25% Floor)	04/30/2021	$20.00	$19.81
TriNet Group, Inc. 1100 San Leandro Blvd., Suite 400 San Leandro, CA 94577	Diversified Financial Services	Senior Secured Loan – Second Lien – Floating	L+7.75% (1.00% Floor)	02/20/2021	$21.00	$21.11
Washington Inventory Service 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Commercial Services & Supplies	Senior Secured Loan – Second Lien– Floating	L+9.00% (1.25% Floor)	06/20/2019	$18.20	$18.52

*Percent of class held only applies to voting securities.
(1)	As of December 31, 2013, we had an unfunded loan commitment of $15 million.
(2)	Loan is structured as a Last Out First Lien, and reflects the yield on the date presented.
(3)	The cost of this investment was $20.00 million.
(4)
The investment is not a qualifying asset under the Investment Company Act.  We may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(5)	Investment is in default at December 31, 2013 and/or non-income producing.
(6)	Position or portion thereof was unsettled as of December 31, 2013.
L – LIBOR
PIK – Payment-In-Kind

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of four members, three of whom will not be “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act. We refer to these individuals as our “Independent Directors.” Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors.

Board of Directors and Executive Officers

Our Board of Directors is divided into three classes.  Each class of directors holds office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively.  At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, removal or disqualification.

Directors

The following information regarding our Board of Directors is as of May 1, 2014:

Name	Age	Position	Class
Interested Directors

Katherine Uniacke	53	Director

Independent Directors

Ashok N. Bakhru	72	Chairman of the Board of Directors

John P. Coblentz, Jr.	73	Director

Richard P. Strubel	74	Director

The address for each director is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Executive Officers Who Are Not Directors

The following information regarding our executive officers who are not directors is as of May 1, 2014:

Name	Age	Position
Brendan McGovern	43	Chief Executive Officer and President

Jon Yoder	40	Chief Operating Officer

Jonathan Lamm	39	Chief Financial Officer and Treasurer

Judith Shandling	53	Chief Compliance Officer

Salvatore Lentini	41	Executive Vice President

David Yu	32	Executive Vice President and Head of Research

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Biographical Information

Directors

Our Board of Directors is divided into two groups–interested directors and the Independent Directors. Interested directors are interested persons as defined in Section 2(a)(19) of the Investment Company Act.

Interested Directors

Katherine Uniacke. Ms. Uniacke was appointed as one of our directors, effective January 1, 2014. Ms. Uniacke serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds and is an advisory director to the firm. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally.  Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke joined Goldman Sachs in 1983 and was named managing director in 1997 and partner in 2002.  Ms. Uniacke serves on the Board of Trustees for Gettysburg College.  Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Independent Directors

Ashok N. Bakhru. Mr. Bakhru was appointed as one of our directors and as the Chairman of our Board of Directors in March 2013.  Mr. Bakhru has served as a Trustee of certain other registered investment companies sponsored by GSAM since 1991 and as Chairman of the Board of Trustees of such other registered investment companies since 1996.  From 2008 to June 2013, Mr. Bakhru served as a Director of Apollo Investment Corporation, a BDC.  Previously, Mr. Bakhru served as President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. Previously, Mr. Bakhru held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

John P. Coblentz, Jr.  Mr. Coblentz was appointed as one of our directors in March 2013.  Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz has served as Trustee of certain other registered investment companies sponsored by GSAM since 2003.  Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry.  Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Richard P. Strubel. Mr. Strubel was appointed as one of our directors in March 2013. Mr. Strubel has served as a Trustee of certain other registered investment companies sponsored by GSAM since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

Executive Officers Who Are Not Directors

Brendan McGovern.  Mr. McGovern was appointed as our chief executive officer and president in March 2013.  Mr. McGovern also serves as co-head and senior portfolio manager on the Liberty Harbor portfolio management team. He is also the Chair and a voting member of Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated transactions.  Prior to joining our investment adviser in 2006, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he worked on various desks, including Merger Arbitrage, US Convertibles, and US Credit, and co-headed the fund’s private placement efforts for both debt and equity linked products in the US.  He is also on the Board of Directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder.  Mr. Yoder was appointed as our chief operating officer in March 2013.  Mr. Yoder is a vice president and a voting member of Liberty Harbor’s Private Investments team with a focus on structuring, researching and executing privately negotiated debt financings. He is also a member of Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated debt transactions.  Mr. Yoder has worked on Liberty Harbor’s private investments since the inception of the Liberty Harbor investment team in 2006, first from his role as in-house counsel and more recently as a member of the investment team. Mr. Yoder joined Goldman Sachs in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity group at Paul, Weiss, Rifkind, Wharton & Garrison, LLP from 1999 to 2005.

Jonathan Lamm.  Mr. Lamm was appointed as our chief financial officer and treasurer in March 2013.  Mr. Lamm is Chief Operating Officer of Liberty Harbor.  He is responsible for the management of the Liberty Harbor business, including business financials, infrastructure support, IT project management, as well as the continuous improvement of the control environment.  Mr. Lamm joined the Liberty Harbor investment team in 2007 and was previously a vice president in the Finance Division of Goldman Sachs, where he worked in the Financial Reporting group on the firms quarterly external filings.  Prior to joining Financial Reporting, Mr. Lamm was a member of the Funding group where he worked with the firm's Corporate Treasury team on various funding initiatives.  In addition, Mr. Lamm has also worked in the securities audit practice at Deloitte and Touche.  Mr. Lamm has been a vice president of Goldman Sachs since 2002.  Mr. Lamm is secretary and a non-voting member of Liberty Harbor’s Private Investment Committee.

Salvatore Lentini.  Mr. Lentini was appointed as our executive vice president in March 2013.  Mr. Lentini is co-head of the Liberty Harbor investment team and Head of Liquid Credit and Trading.  Mr. Lentini is also a voting member of Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated transactions.  Mr. Lentini joined Goldman Sachs as a managing director in 2006.  Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors, where he was responsible for trading all credit products within the United States. Before joining Amaranth, he was responsible for trading high yield and crossover debt at the Royal Bank of Scotland (RBS). Earlier, Mr. Lentini traded high yield fixed income for PaineWebber.

Judith Shandling.  Ms. Shandling was appointed our chief compliance officer in August 2013. Ms. Shandling has served as the Chief Compliance Officer of GSAM since 2011, Co-head and then Head of Americas GSAM Compliance from 2007, and as a Managing Director since 2006.  Ms. Shandling was previously an Associate and Partner at Swidler Berlin Shereff Friedman, LLP from 1986 through 2000.

David Yu. Mr. Yu was appointed as our executive vice president and head of research in March 2013.  Mr. Yu is a member of Liberty Harbor’s private investments team with a focus on structuring, researching and executing privately negotiated debt financings. He is also a voting member of Liberty Harbor’s Private Investment

Committee, which is responsible for reviewing all privately negotiated debt transactions. Prior to joining Liberty Harbor in 2006, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings.  Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Committees of the Board of Directors

Audit Committee

The members of the Audit Committee are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom would be an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Mr. Bakhru serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Coblentz is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee is also be responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The Audit Committee had five formal meetings in 2013.

Governance and Nominating Committee

The Governance and Nominating Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom would be an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.  Mr. Bakhru serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Governance and Nominating Committee considers nominees properly recommended by our stockholders. Our bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws further provide that, nominations of persons for election to the Board of Directors at a special meeting may be made only by or at the direction of the Board of Directors, and provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. See “Description of Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.”

The Governance and Nominating Committee had two formal meetings in 2013.

Compliance Committee

The Compliance Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom are an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.  Mr. Bakhru serves as Chairman of the Compliance Committee.  The Compliance Committee is responsible for overseeing our compliance processes, and insofar as they relate to services provided to us by our investment adviser, underwriting (if any), administrator, and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Directors with respect to compliance matters.

The Compliance Committee had one formal meeting in 2013.

Contract Review Committee

The Contract Review Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom would be an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.  Mr. Bakhru serves as Chairman of the Contract Review Committee.  The Contract Review Committee will be responsible for overseeing the processes of the Board of Directors for reviewing and monitoring performance under our investment management, underwriting (if any), transfer agency and certain other agreements with our investment adviser and its affiliates.  The Contract Review Committee also provides appropriate assistance to the Board of Directors in connection with the Board of Director’s approval, oversight and review of our other service providers, including without limitation, our custodian/accounting agent, sub-transfer agents, placement agent, professional (legal and accounting) firms and printing firms.

The Contract Review Committee did not have any formal meetings in 2013.

Compensation of Directors

Each Independent Director is compensated with a unitary annual fee of $100,000 for his or her services as one of our directors.  The Independent Directors of the Board of Directors also receive $2,500 plus reasonable out-of-pocket expenses for each Board meeting attended ($1,250 if attending telephonically) and $1,000 plus reasonable out-of-pocket expenses for each Committee meeting attended ($500 if attending telephonically). In addition, the Chairman of the Board receives an annual fee of $25,000 and the Chairman of the Audit Committee receives an annual fee of $15,000 for their additional services in these capacities.  We may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company industry. No compensation is expected to be paid to directors who are “interested persons.”  In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers will receive direct compensation from us.  We will not have a Compensation Committee because our executive officers will not receive any direct compensation from us.

Our Investment Adviser

GSAMLP serves as our investment adviser. Our investment adviser has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of Group Inc., a bank holding company.

Subject to the supervision of our Board of Directors, our investment adviser provides day-to-day advice regarding our portfolio transactions and is responsible for our business affairs and other administrative matters.

Portfolio Managers

The individual listed below is our portfolio manager and a voting member of our investment adviser’s investment committee.  In addition, four other voting members and three non-voting members serve on the investment committee.  The investment committee is responsible for approving all of our investments.  The investment committee also monitors investments in our portfolio and approves all asset dispositions.  We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.  As of        , 2014, our portfolio manager who is primarily responsible for our day-to-day management, manages    registered investment companies with a total of approximately $     in assets under management,       pooled investment vehicles with a total of approximately $     in assets under management, and     other accounts with a total of approximately $     in assets under management.  See “Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser, its principals, investment professionals and employees and the members of its investment committee have certain conflicts of interest” and “Potential Conflicts of Interest.” The members of the investment committee will receive no separate compensation from us or our investment adviser for serving on the investment committee.

The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio manager prior to our IPO.

Name	Aggregate Dollar Range of Equity Securities in Goldman Sachs BDC, Inc.(1)
Brendan McGovern

(1) Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Investment Management Agreement

Management Services

Pursuant to the terms of our Investment Management Agreement, upon the approval of our initial member and our Board of Directors, GSAMLP, subject to the overall supervision of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us.

Subject to compliance with applicable law and published SEC guidance, nothing contained in the Investment Management Agreement will in any way preclude, restrict or limit the activities of our investment adviser or any of its respective subsidiaries or affiliated parties. See “Potential Conflicts of Interest.”

Management Fee and Incentive Fee

We will pay our investment adviser for its services to us the Management Fee and the Incentive Fee as set forth in the Investment Management Agreement. We will make any payments due under the Investment Management Agreement to our investment adviser (or to its designees as it may otherwise direct).

Management Fee

The Management Fee is calculated at an annual rate of 1.50% (0.375% per quarter) of the average value of our gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters (and, in the case of our first quarter, our gross assets as of such quarter-end). The Management Fee is payable quarterly in arrears. The Management Fee for any partial quarter will be appropriately prorated.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. The calculation of our incentive fee pursuant to our Investment Management Agreement has been modified from the method discussed in the audited financial statements of Goldman Sachs Liberty Harbor Capital, LLC, included in this prospectus.

A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. Our investment adviser will be entitled to receive the Incentive Fee from us if our performance exceeds an annual “hurdle rate” of 7.00% as described below. For this purpose, the hurdle is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

The Incentive Fee based on income will be determined and paid quarterly by reference to our aggregate net investment income, as adjusted as described below, from the current calendar quarter and the three preceding calendar quarters (the “Trailing Four Quarters”), or, in the case of our first three quarters, the appropriate portion thereof. The Incentive Fee based on capital gains will be determined and paid annually by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof.

The hurdle amount for each of the Incentive Fee based on income and the Incentive Fee based on capital gains will be determined separately. The hurdle amount for the Incentive Fee based on income will be determined on a quarterly basis, and will be equal to the sum of one-fourth of our annual hurdle rate, or 1.75%, multiplied by our net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Four Quarters. The hurdle amount for the Incentive Fee based on capital gains will be determined on an annual basis, and will be equal to the sum of one-fourth of our annual hurdle rate, or 1.75%, multiplied by our net asset value at the beginning of each quarter comprising the applicable Annual Period. In both instances, the hurdle amount will be calculated after making appropriate adjustments for subscriptions and distributions that occurred during such period. The Incentive Fee for any partial period will be appropriately prorated.

Quarterly Incentive Fee Based on Income. For the portion of the Incentive Fee based on income, we will pay our investment adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income in respect of the relevant Trailing Four Quarters (the “Ordinary Income”) less the amount of any Net Capital Loss (as defined below) in respect of such Trailing Four Quarters (the Ordinary Income as adjusted, the “Adjusted Ordinary Income”) exceeds (B) the hurdle amount for such Trailing Four Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Four Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, net investment income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

“Net Capital Gain” in respect of a particular period means the difference, if positive, between (i) aggregate capital gains, whether realized or unrealized, in such period and (ii) aggregate capital losses, whether realized or unrealized, in such period.

The Incentive Fee based on income for a particular quarter will equal 100% of the Trailing Four Quarters’ Excess Income Amount until the cumulative Incentive Fee for the quarter equals 20% of such Trailing Four Quarters’ Adjusted Ordinary Income, which will be achieved once our Adjusted Ordinary Income equals an annualized hurdle rate of 8.75% of our net asset value at the beginning of each quarter comprising the relevant Trailing Four Quarters. Thereafter, the Incentive Fee based on income for such quarter equals 20% of the Trailing Four Quarters’ remaining Excess Income Amount. The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated less the aggregate Incentive Fees based on income that were paid in the preceding three calendar quarters comprising the relevant Trailing Four Quarters.  The following is a graphical representation of the calculation of the Incentive Fee based on income:

Incentive Fee based on Income

Adjusted Ordinary Income
(expressed as an annualized rate of return on the value of
net assets as of the end of the immediately preceding quarter)

Percentage of Adjusted Ordinary Income comprising the Incentive Fee based on Income

Annual Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above.  We will accrue, but not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation.  Under GAAP, we are required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the Incentive Fee based on capital gains accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Notwithstanding the foregoing, the portion of the Incentive Fee based on capital gains for each Annual Period will be limited to the amount, if any, by which (x) the Ordinary Income (reduced for this purpose by the Incentive Fee based on income in respect of such period, if any) plus the Net Capital Gain or minus the Net Capital Loss (as applicable) in respect of such period exceeds (y) the hurdle amount in respect of such period (we refer to the amount by which clause (x) exceeds clause (y) as the “Capital Gains Limiter”).

Example of Calculation of the Incentive Fee based on Income

Assumptions relating to the three preceding quarters

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $2.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 incentive fee paid = $0.25 million

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $6.0 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 incentive fee paid = $1.35 million

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 incentive fee paid = None

•	Hurdle rate = 7.00%

Assumptions relating to Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.0 million

•	Quarter 4 Net Capital Gain = $1.0 million

Determination of Incentive Fee based on income for Quarter 4

The portion of the Incentive Fee based on income for Quarter 4 would be based on the amount by which (A) the Ordinary Income in respect of the relevant Trailing Four Quarters less the amount of any Net Capital Loss in respect of such period exceeds (B) the hurdle amount in respect of such period. The excess of (A) over (B) for such period is referred to as the Excess Income Amount.

Therefore, using the assumptions above, the Excess Income Amount equals the amount by which (A) $2.0 million + $6.0 million + $2.0 million + $3.0 million less the sum (if negative) of $1.0 million + $1.0 million – $6.0 million + $1.0 million exceeds (B) 1.75% x $100.0 million + 1.75% x $100.0 million + 1.75% x $100.0 million + 1.75% x $100.0 million.

Therefore, the Excess Income Amount equals the amount by which (A) $13.0 million – $3.0 million exceeds (B) $7.0 million.

Therefore, the Excess Income Amount equals $3.0 million.

The Incentive Fee based on income is equal to 100% of the Trailing Four Quarters’ Excess Income Amount until the cumulative Incentive Fee for the period equals 20% of the Adjusted Ordinary Income, which will be achieved once our Adjusted Ordinary Income equals an annualized hurdle rate of 8.75% of our net asset value at the beginning of each quarter comprising the Trailing Four Quarters. Thereafter, the Incentive Fee based on income for the period equals 20% of such period’s remaining Excess Income Amount. The amount of the Incentive Fee based on income that will be paid to our investment adviser for the quarter will equal the excess of the Incentive Fee so calculated less the aggregate Incentive Fees based on income that were paid in the preceding three calendar quarters comprising the Trailing Four Quarters.

Therefore, the Incentive Fee based on income for Quarter 4 = 100% x (the lesser of $3.0 million and ($0.4375 million(1) + $0.4375 million(1) + $0.4375 million(1) + $0.4375 million(1))) + 20% ($3.0 million – the lesser of $3.0 million and ((8.75% – 7.0%) * $100.0 million)) – ($0.25 million + $1.35 million + $0)

Therefore, the Incentive Fee based on income for Quarter 4 equals 100% x ($1.75 million) + 20% x ($3.0 million – $1.75 million) – ($0.25 million + $1.35 million + $0)

Therefore, the Incentive Fee based on income for Quarter 4 equals $1.75 million + $0.25 million – $1.6 million

Therefore, the Incentive Fee based on income for Quarter 4 equals $0.4 million.

(1)	Equal to (8.75% - 7.0%)/4 multiplied by the net asset value at the start of the quarter.

Examples of Calculation of Incentive Fee based on Capital Gains

Assumptions

•	Net asset value as of the beginning of each quarter in Years 1 through 4 = $125 million

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 1: No Ordinary Income

•	Year 2: Investment A sold for $30 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $27 million

•	Year 2: Ordinary Income of $1 million

•	Year 3: fair value of Investment B determined to be $29 million and Investment C sold for $30 million

•	Year 3: Ordinary Income of $2 million

•	Year 4: fair value of Investment B determined to be $40 million

•	Year 4: Ordinary Income of $2 million

Determination of Incentive Fee based on capital gains

The Incentive Fee based on capital gains, if any, would be:

•	Year 1: None

•	Year 2: None, which is calculated as follows:

The portion of the Incentive Fee based on capital gains equals the lesser of (x) (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of the applicable Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013 and (y) the Capital Gains Limiter, determined below.

Therefore, using the assumptions above, the Incentive Fee based on capital gains equals the lesser of (x) (A) 20% x ($10.0 million – $5.0 million) minus (B) $0 and (y) the Capital Gains Limiter.

Therefore, the Incentive Fee based on capital gains equals the lesser of (x) $1.0 million and (y) the Capital Gains Limiter.

The Capital Gains Limiter is equal to the amount, if any, by which (x) the Ordinary Income (reduced for this purpose by the Incentive Fee based on income in respect of such period, if any) plus the Net Capital Gain or minus the Net Capital Loss (as applicable) in respect of such period exceeds (y) the hurdle amount in respect of such period.

Therefore, the Capital Gains Limiter equals the amount, if any, by which (x) $1.0 million – $3.0 million + $10.0 million exceeds (y) 1.75% x $125 million(1) + 1.75% x $125 million(1) +1.75% x $125 million(1) +1.75% x $125 million(1).

Therefore, the Capital Gains Limiter equals the amount, if any, by which (x) $8.0 million exceeds (y) $8.75 million.

Therefore, the Capital Gains Limiter is $0.

Therefore, because the Capital Gains Limiter is $0, there will be no Incentive Fee based on capital gains in Year 2.

(1)	Equal to 7.0%/4 multiplied by the net asset value at the start of the quarter.

•	Year 3: $250,000, which is calculated as follows:

The Incentive Fee based on capital gains equals the lesser of (x) (A) 20% x ($15.0 million – $1.0 million) minus (B) $0 and (y) the Capital Gains Limiter.

Therefore, the Incentive Fee based on capital gains equals the lesser of (x) $2.8 million and (y) the Capital Gains Limiter.

The Capital Gains Limiter equals the amount, if any, by which (x) $2.0 million + $2.0 million + $5.0 million exceeds (y) 1.75% x $125 million + 1.75% x $125 million +1.75% x $125 million +1.75% x $125 million.

Therefore, the Capital Gains Limiter equals the amount, if any, by which (x) $9.0 million exceeds (y) $8.75 million.

Therefore, the Capital Gains Limiter is $0.25 million.

Therefore, because the Capital Gains Limiter is less than the $2.8 million, the Incentive Fee based on capital gains in Year 3 is the amount of the Capital Gains Limiter, or $0.25 million.

•	Year 4: $2.75 million, which is calculated as follows:

The Incentive Fee based on capital gains equals the lesser of (x) (A) 20% x ($15.0 million – $0 million) minus (B) $0.25 million and (y) the Capital Gains Limiter.

Therefore, the Incentive Fee based on capital gains equals the lesser of (x) $2.75 million and (y) the Capital Gains Limiter.

The Capital Gains Limiter equals the amount, if any, by which (x) $2.0 million + $11.0 million + $0 exceeds (y) 1.75% x $125 million + 1.75% x $125 million +1.75% x $125 million +1.75% x $125 million.

Therefore, the Capital Gains Limiter equals the amount, if any, by which (x) $13.0 million exceeds (y) $8.75 million.

Therefore, the Capital Gains Limiter is $4.25 million.

Therefore, because $2.75 million is less than the Capital Gains Limiter, the Incentive Fee based on capital gains in Year 4 is $2.75 million.

Expenses

Our investment adviser will pay all costs incurred by it in connection with the performance of its duties under the Investment Management Agreement. Our investment adviser will pay the compensation and expenses of all its personnel and will make available, without expense to us, the services of such of its partners, officers and employees as may duly be elected as our officers or directors, subject to their individual consent to serve and to any limitations imposed by law. Our investment adviser will not be required to pay any of our expenses other than those specifically allocated to it, including as set forth below. In particular, but without limiting the generality of the foregoing, our investment adviser will not be required to pay: (i) our operational and organizational expenses; (ii) fees and expenses, including travel expenses, incurred by our investment adviser or payable to third parties related to our investments, including, among others, professional fees (including, without limitation, the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments; (iii) interest payable on debt, if any, incurred to finance our investments; (iv) fees and expenses incurred by us in connection with membership in investment company organizations; (v) brokers’ commissions; (vi) fees and expenses associated with calculating our NAV (including the costs and expenses of any independent valuation firm); (vii) legal, auditing or accounting expenses; (viii) taxes or governmental fees; (ix) the fees and expenses of our administrator, transfer agent or sub-transfer agent; (x) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our shares; (xi) the expenses of and fees for registering or qualifying our shares for sale and of maintaining our registration and registering us as a broker or a dealer; (xii) the fees and expenses of our directors who are not affiliated with our investment adviser; (xiii) the cost of preparing and distributing reports, proxy statements and notices to our shareholders, the Securities and Exchange Commission and other regulatory authorities; (xiv) costs of holding stockholder meetings; (xv) listing fees; (xvi) the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our certificate of incorporation or bylaws insofar as they govern agreements with any such custodian; (xvii) insurance premiums; or (xviii) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business. Our investment adviser shall not be required to pay expenses of activities which are primarily intended to result in sales of our shares, including, but not limited to, all costs and expenses associated with the preparation and distribution of an offering memorandum, a subscription agreement, if applicable, a registration statement or a shareholder application form.

Our investment adviser may impose a voluntary cap on the amount of expenses that will be borne by us on a monthly or annual basis. Any such expense cap may be increased, decreased, waived or eliminated at any time at our investment adviser’s sole discretion.

To the extent that expenses to be borne by us pursuant to the Investment Management Agreement are paid by our investment adviser, we shall reimburse our investment adviser for such expenses, provided, however, that our investment adviser may elect, from time to time and in its sole discretion, to bear certain of our expenses set forth above, including organizational and other expenses.

Duration and Termination

The Investment Management Agreement will remain in full force and effect for two years initially, and will continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of our directors who are not “interested persons” (as defined in the Investment Company Act) and in accordance with the requirements of the Investment Company Act and (b) by a vote of a majority of our Board of Directors or of a majority of our outstanding voting securities. The Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by our Board of Directors, by vote of a majority of our outstanding voting stock, or by our investment adviser. The Investment Management Agreement shall automatically terminate in the event of its assignment.

Organization of our Investment Adviser

Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of our investment adviser are located at 200 West Street, New York, New York 10282.

Our Administrator

Pursuant to the Administration Agreement between us and State Street Bank and Trust Company, our administrator, our administrator is responsible for providing various accounting and administrative services to us.

The Administration Agreement provides that the administrator will not be liable to us for any damages or other losses arising out of the performance of its services thereunder except under certain circumstances, and contains provisions for the indemnification of the administrator by us against liabilities to other parties arising in connection with the performance of its services to us.

We pay the administrator fees for its services as we determine are commercially reasonable in our sole discretion. We also reimburse the administrator for all reasonable expenses. To the extent that our administrator outsources any of its functions, the administrator will pay any compensation associated with such functions.

We are not obligated to retain our administrator. The Administration Agreement may be terminated by either party without penalty upon 30 days’ written notice to the other party.

The terms of any administration agreement that we may enter with any subsequent administrator may differ materially from the terms of the Administration Agreement with State Street Bank and Trust Company in effect prior to such retention, including, without limitation, providing for a fee structure that results in us, directly or indirectly, bearing higher fees for similar services and other terms that are potentially less advantageous to us.  Our stockholders will not be entitled to receive prior notice of the engagement of an alternate administrator or of the terms of any agreement that is entered into with such administrator.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We are party to various agreements with affiliates of Group, Inc., which owns a significant amount of our common stock.  Our investment adviser and other affiliates of Goldman Sachs also perform services for other clients, which creates various conflicts of interest.  See “Potential Conflicts of Interest” and “Risk Factors—Risks Relating to Our Business and Structure—Potential conflicts of interest could impact our investment returns.”

Formation Transactions

For a description of our Formation Transactions, see “Summary—Formation Transactions.”

Co-Investment Opportunities

We have in the past co-invested and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures.  Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.  We and our investment adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other affiliated funds  managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.  However, there can be no assurance that we will obtain any such order.  See “Regulation.”

Material Non-Public Information

Our senior management and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment.  Through these and other relationships with a company, these individuals may obtain material, non-public information that might restrict our ability to buy or sell securities of such company under the policies of the company or applicable law.

Investment Management Agreement

We are party to an Investment Management Agreement, pursuant to which we pay our investment adviser a fee for investment management services consisting of a base management fee and an incentive fee.  This fee structure may create an incentive for our investment adviser to invest in certain types of securities.  Additionally, we rely on investment professionals from our investment adviser to assist our Board of Directors with the valuation of our portfolio investments.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments.  See also “Management—Investment Management Agreement.”

License Agreement

We are party to a license agreement with an affiliate of Goldman Sachs pursuant to which we have been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, we shall not have a right to use the Goldman Sachs name if GSAMLP or another affiliate of Goldman Sachs is not our investment adviser or if our continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences.  Other than with respect to this limited license, we have no legal right to the “Goldman Sachs” name.

Transfer Agency Agreement

We have entered into a transfer agency agreement with Goldman, Sachs & Co. (the “Transfer Agency Agreement”), pursuant to which, Goldman, Sachs & Co., as transfer agent: (i) records the issuance, transfer and repurchase of shares of our common stock and preferred stock; (ii) provides purchase and repurchase confirmations, as well as certain other statements; (iii) provides dividend crediting and certain disbursing agent services; (iv) maintains stockholder accounts; and (v) renders certain other miscellaneous services.  Under the terms of the Transfer Agency Agreement, we indemnify and hold harmless the transfer agent, its affiliates and any agent under certain circumstances and to the extent permitted by the Investment Company Act.  As our transfer agent and dividend disbursing agent, Goldman, Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there will be      shares of common stock issued and outstanding and           stockholders of record. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.
Percentage of Common Stock Outstanding
		Immediately Prior to This Offering		Immediately after This Offering
Name and Address	Type of Ownership (3)	Shares Owned	Percentage	Shares Owned (4)	Percentage
The Goldman Sachs Group, Inc. (1)	Record and beneficial		%		%
Katherine Uniacke	Record and beneficial		*
Ashok N. Bakhru	Record and beneficial		*
Richard P. Strubel	Record and beneficial		*
John P. Coblentz, Jr.	Record and beneficial		*
All officers and directors as a group (10 persons) (2)	Record and beneficial	–	*	–	–

* Less than 1%.

(1)	The address of The Goldman Sachs Group, Inc., a Delaware corporation, is 200 West Street, New York, New York 10282.

(2)	The address for each of our directors and officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(4)
Assumes issuance of              shares of our common stock in this offering, and does not reflect shares of common stock reserved for issuance upon exercise of underwriters’ over-allotment option to purchase up to an additional            shares.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors following the completion of the offering at an assumed initial public offering price of $       per share (which represents the mid-point of the range set forth on the cover of this prospectus).  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Katherine Uniacke
Independent Directors
Ashok N. Bakhru John P. Coblentz, Jr. Richard P. Strubel

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

In accordance with the procedures adopted by our Board of Directors, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies. Under procedures adopted by our Board of Directors market quotations are generally used to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers if available, otherwise by a principal market maker or a primary market dealer. If the Board of Directors or its delegate has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Currently, the majority of our investments fall within Level 3 of the fair value hierarchy.  We do not expect that there will be readily available market values for most of the investments which are in our portfolio, and we will value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy, described below, and a consistently applied valuation process. The factors that may be taken into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, and the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.  Available current market data will be considered such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies, and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by our Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)
Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2)
Our Board of Directors also engages independent valuation firms to provide independent valuations of the  investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms independently value such investments using quantitative and qualitative information provided by the investment professionals of our investment adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The independent valuation firms also provide analyses to support their valuation methodology and calculations. The independent valuation firms provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The independent valuation firms define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, the income approach, or both. At least a portion of our portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by independent valuation firms;

(3)
The independent valuation firms’ preliminary valuations are reviewed by our investment adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The independent valuation firms’ valuation ranges are compared to our investment adviser’s valuations to ensure our investment adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation

Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)
The Audit Committee of our Board of Directors reviews valuation information provided by the GSAM Valuation Committee, our investment adviser and the independent valuation firms.  The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)
Our Board of Directors discusses the valuations and determines the fair value of each of our investments in good faith, based on the input of our investment adviser, the independent valuation firms and the Audit Committee.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of our investment adviser. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us at the reporting period date.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Delaware law, our stockholders will generally not be personally liable for our debts or obligations.  Unless our Board of Directors determines otherwise, we will issue all shares of our capital stock in uncertificated form.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends or distributions may be made or paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor, subject to the rights of holders of shares of any series of our preferred stock then outstanding. Shares of our common stock have no exchange, conversion or redemption rights.  Shares of our common stock are subject to the transfer restrictions set forth in our certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract.  Following the time at which the transfer restrictions contained in our certificate of incorporation terminate, shares of our common stock will be freely transferable, except when their transfer is restricted by federal and state securities laws or by contract.  In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of any series of our preferred stock then outstanding. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including our preferred stock, as more fully described below, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of our Board of Directors, which means that holders of a majority of the outstanding shares of our capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship.

Our certificate of incorporation provides that shares of our common stock issued prior to our IPO may not be transferred without our prior written consent until a date to be established by us, which may be up to 180 days after the consummation of our IPO.

Preferred Stock

Our certificate of incorporation authorizes our Board of Directors to create and issue one or more series of preferred stock to the extent permitted by the Investment Company Act. Prior to the issuance of shares of each series of preferred stock, our Board of Directors will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board of Directors

could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of  at least a majority of the outstanding shares of preferred stock (as determined in accordance with the Investment Company Act), including our outstanding perpetual preferred stock, voting together as a separate class.  For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors; Indemnification and Advancement of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the corporation to pay expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the corporation as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation, or persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the corporation to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the corporation would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit.  Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

Our certificate of incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section.  Our certificate of incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our certificate of incorporation shall be paid in advance of the final disposition of the action, suit or proceeding.  However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of our certificate of incorporation will be subject to the applicable requirements of the Investment Company Act.  In addition, our bylaws provide that, except for certain proceedings initiated by our directors or officers, we must indemnify, and advance expenses to, our current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the Investment Company Act.

Delaware Anti-Takeover Law

The DGCL contains, and our certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We have elected in our certificate of incorporation not to be subject to Section 203 of the Delaware General Corporation Law, an antitakeover law. However, our certificate of incorporation contains provisions that, at any point in time in which our common stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit us from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of the corporation; or

•
at or subsequent the such time the business combination is approved by the Board of Directors and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving the corporation or any direct or indirect majority-owned subsidiary of the corporation with the interested stockholder;

•
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation;

•
subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder;

•
any transaction involving the corporation or any direct or indirect majority owned subsidiary of the corporation that has the effect, directly or indirectly,  of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of the corporation or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•
the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the corporation) of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of our outstanding voting stock or is an affiliate or associate of us and was the beneficial owner of 15% or more of our outstanding voting stock at any time within the three year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our bylaws provide that, unless otherwise provided in our certificate of incorporation (including with respect to the special rights of holders of one or more series of our preferred stock to elect directors), our directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under our certificate of incorporation, our Board of Directors has the power to amend our bylaws, including the provisions specifying the vote required to elect directors.  Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

Classified Board of Directors

Under our certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, our directors are divided into three classes of directors, with the classes to be as nearly equal in number as possible, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year.  As a result, approximately one-third of such directors will then be elected each year.  A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that, the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors.  Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board may be removed only for cause.  Prior to the time at which our directors are classified, any of our directors may be removed, with or without cause, by the holders of a majority in voting power of the outstanding shares of our capital stock entitled to elect such directors.  Our certificate of incorporation provides that, once our directors are divided into classes serving staggered three-year terms, such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors.  Under our certificate of incorporation, subject to the applicable requirements of the Investment Company Act and the rights of the holders of one or more series of preferred stock, any vacancy on the Board of Directors resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum or by a sole remaining director; provided that when the holders of any class or series of our stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that our stockholders will only be able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors (or a duly authorized committee thereof), (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws specify requirements as to the form and content of any such stockholder’s notice. Our bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. Our bylaws further provide that nominations of persons for election to the Board of Directors at a special meeting may be made only by or at the direction of the Board of Directors, and provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board of Directors, the chairman of the board and our chief executive officer, and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the Board of Directors and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class.  Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws shall be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.  Our certificate of incorporation provides our Board of Directors with such power.  The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.  Our certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon:

•	the provisions regarding the classification of our Board of Directors;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on our Board of Directors and newly created directorships;

•	the provision requiring a supermajority vote to amend our bylaws;

•	the limitation of directors’ personal liability to us or our stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under our certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

Our bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,          shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock. The     shares of common stock (assuming no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock) sold in the offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining         shares of our common stock that were issued prior to the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our efforts also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of the      day initial lock-up period described below, an aggregate of         shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

Stockholders that purchased our shares of common stock prior to our IPO are not permitted to transfer their shares without our prior written consent until a date to be established by us, which may be up to 180 days after the consummation of this offering.

REGULATION

We have elected to be treated as a BDC under the Investment Company Act. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities of such company.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act.  Additionally, the Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the Investment Company Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. We may purchase or otherwise receive warrants which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, we may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. We do not intend to acquire securities issued by any investment company whereby our investment would exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot (1) acquire more than 3% of the total outstanding voting stock of any investment company, (2) invest more than 5% of the value of our total assets in the securities of one investment company, or (3) invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we (i) make investments through a subsidiary or (ii) acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to the portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the Investment Company Act.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act are also subject to certain of the limits under the Investment Company Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act are also subject to the restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors would be required to hold a smaller position in our shares than if they were not subject to such restrictions.

Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the Investment Company Act)

represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding thirteen months an affiliated person of an eligible portfolio company, or from any other person, subject to such rules and regulations as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

•
does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding common equity of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash items (such as money market funds), U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined under the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors – Risks Relating to Our Business and Structure – Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and we have also approved our investment adviser’s code of ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act.  These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

We have delegated the voting of portfolio securities to our investment adviser. For client accounts for which our investment adviser has voting discretion, our investment adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, our investment adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, our investment adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Annex

A is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with our investment adviser’s guiding principles. The Guidelines embody the positions and factors our investment adviser generally considers important in casting proxy votes.

Our investment adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping, and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is our investment adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, our investment adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. Our investment adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services our investment adviser currently receives from the Proxy Service.

From time to time, our investment adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect our investment adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that our investment adviser can hold for clients and the nature of our investment adviser’s voting in such securities. Our investment adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

Our investment adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

Our investment adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that our investment adviser makes on behalf of a client account and to help assure that such decisions are made in accordance with our investment adviser’s fiduciary obligations to its clients. These policies and procedures include our investment adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between our investment adviser and other Goldman Sachs’ businesses.  Notwithstanding such proxy voting policies and procedures, actual proxy voting decision of our investment adviser may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that our investment adviser believes such voting decisions to be in accordance with its fiduciary obligations.  See “Potential Conflicts of Interest.”

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by our investment adviser based on its assessment of the particular transactions or other matters at issue.

Information regarding how we vote proxies relating to portfolio securities during the most recent 12-month period ended               will be available on or through our website at            and on the SEC’s website at http://www.sec.gov.

Other

We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another client sponsored or managed by our investment adviser has previously invested.  We and our investment adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.  However, there can be no assurance that we will obtain any such order.

As a BDC, the SEC will periodically examine us for compliance with the Investment Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company, to protect against larceny and embezzlement, covering each of our officers and employees, who may singly, or jointly with others, have access to our securities or funds. Furthermore, as a BDC, we are prohibited from protecting any director, officer, investment adviser or underwriter against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the Federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Compliance with                        Listing Requirements

We intend to apply to list our shares of common stock on the                     under the symbol “          .”  As a listed company on the                  , we will be subject to various listing standards including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Compliance with the JOBS Act

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the JOBS Act signed into law in April 2012 until the earliest of:
•	the last day of our fiscal year ending December 31, 2019;
•	the last day of the fiscal year in which our total annual gross revenues first exceed $1.0 billion;
•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and

•
the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors—Risks Relating to Our Business and Structure—Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.”

Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We intend to make an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We will therefore be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Compliance with the Bank Holding Company Act

As a BHC and FHC, the activities of Goldman Sachs and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve.  Because Goldman Sachs may be deemed to “control” us within the meaning of the BHCA, restrictions under the BHCA could apply to us. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between our investment adviser, Goldman Sachs and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations.  For example, the BHCA regulations applicable to Goldman Sachs and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our investment adviser’s ability to participate in the management and operations of the companies in which we invest.  In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.  Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including our investment adviser) for client and proprietary accounts may need to be aggregated with positions held by us.  In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.  See “Potential Conflicts of Interest.” Additionally, Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our investment adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on Goldman Sachs, us or other funds and accounts managed by our investment adviser and its affiliates.  See “Risk Factors—Risks Relating to Our Business and Structure—Our activities may be limited as a result of being controlled by a bank holding company.”

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS” (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below.

You should note that this summary does not purport to be a complete description of all the tax aspects affecting us or the beneficial owners of shares of our common stock, which we refer to as “stockholders”. For example, this summary does not describe all of the U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under the U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for securities holdings, pension plans and trusts, and financial institutions. This summary assumes that our stockholders hold shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not discuss any aspects of U.S. estate or gift taxation, U.S. state or local taxation or non-U.S. taxation. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of the ownership and disposition of shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific tax consequences of the ownership and disposition of shares of our common stock to you, including tax reporting requirements, the applicability of U.S. federal, state and local tax laws and non-U.S. tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income or gains that we timely distribute to our stockholders as dividends. Rather, dividends we distribute generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other of our tax attributes generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income we recognize. See “— Taxation of U.S. Stockholders” and “— Taxation of Non-U.S. Stockholders” below.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, we must timely distribute to our stockholders at least 90% of our investment company taxable income (determined without regard to the dividends paid deduction), which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year (the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).  We will not be subject to the U.S. federal excise tax on amounts on which we are required to pay U.S. federal income tax (such as retained net capital gains).  Depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay the applicable U.S. federal excise tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a business development company under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

o
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o
no more than 25% of the value of our assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though we will have not received any corresponding cash payments.  Accordingly, to enable us to make distributions to our stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Because we expect to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our stockholders in certain circumstances. In addition, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities”. Limits on our distributions to our stockholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.  Alternatively, although we currently do not intend to do so, to satisfy the Annual Distribution Requirement, we may declare a taxable dividend payable in our stock or cash at the election of each stockholder.  In such case, for U.S. federal income tax purposes, the amount of the dividend paid in our common stock will be equal to the amount of cash that could have been received instead of our stock.  See “Taxation of Stockholders” below for a discussion of the tax consequences to stockholders upon receipt of such dividends.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years.  In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to our stockholders.  Accordingly, we do not expect to distribute any such offsetting capital gains.

Distributions we make to our stockholders may be made from our cash assets or by liquidation of our investments, if necessary. We may recognize gains or losses from such liquidations. In the event we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to Qualify as a RIC

If we failed to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions did not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders.  We would not be able to deduct distributions to our stockholders, nor would distributions to our stockholders be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to our U.S. stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 10-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Our Investments — General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company.  Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income.  Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes.  In that case, our yield on those securities would be decreased.  Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and are subject to restrictions which may limit the availability of the benefit of these elections.  Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “— Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test.  To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset.  Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “— Taxation of Non-U.S. Stockholders” below.

Distributions

Distributions by us (including distributions where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or stock. To the extent that such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that our distributions generally will not be attributable to dividends received by us and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxable at a maximum U.S. federal income tax rate of 20% in the case of non-corporate U.S. stockholders (including individuals)), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our net capital gain for reinvestment, but designate the retained net capital gain as a “deemed distribution”. In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate U.S. federal income tax rate, and because that rate is in excess of the maximum U.S. federal income tax rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individuals (and other non-corporate U.S. stockholders) will be treated as having paid will exceed the tax they owe on the capital gain distribution.  Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds the U.S. stockholder’s U.S. federal income tax liability. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution”.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, under certain circumstances, we may elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

Although we currently do not intend to do so, we have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.  This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received.

We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) shares of our common stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock being treated as regularly traded on an established securities market.  However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder.  Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution, even though economically it may represent a return of his, her or its investment. We have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to U.S. stockholders.

Our U.S. stockholders will receive, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions from us generally will be reported to the IRS (including the amount of any dividends that are Qualifying Dividends eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Alternative Minimum Tax

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT”, but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dispositions

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Medicare Tax on Net Investment Income

A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers).  For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

The relevant withholding agent may be required to withhold U.S. federal income tax (“backup withholding”), at a current rate of 28%, from any taxable distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any dividends on our common stock paid after June 30, 2014 and the gross proceeds from a sale of our common stock paid after December 31, 2016 to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect to any amounts withheld.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

Subject to the discussion below, distributions of our investment company taxable income to a Non-U.S. stockholder that are not effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits.

For our taxable years beginning before January 1, 2014, certain properly designated dividends were generally exempt from withholding of U.S. federal income tax where they were paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied.  This provision expired on December 31, 2013 and, as a result, this exemption from withholding of U.S. federal income tax does not apply for any taxable year beginning on or after January 1, 2014.  No assurance can be given that this provision will be reinstated and, if this provision is reinstated, the form or effective date of any such reinstatement.

In addition, even if this provision is reinstated, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us.  In particular, under the provision that was in effect through December 31, 2013, the exemption did not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income (or any other type of income other than generally our non-contingent U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains). In the case of our common stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as qualified net interest income or qualified short-term capital gain.

Distributions of our investment company taxable income to a Non-U.S. stockholder that are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), generally will not be subject to withholding of U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions (to the extent of our current or accumulated earnings and profits) will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax, unless (a) the distributions or gains, as the case may be, are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), in which case the distributions or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally or (b) the Non-U.S. stockholder is an individual who has been present in the United States for 183 days or more during the taxable year and satisfies certain other conditions, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gains, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Although we currently do not intend to do so, we have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of the withholding tax rules discussed above), even though most of the dividend was paid in shares of our stock.  In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a Non-U.S. stockholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding).

Backup Withholding

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our common stock paid after June 30, 2014 and the gross proceeds from a sale of our common stock paid after December 31, 2016 to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, Non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction.  We will not pay any additional amounts in respect to any amounts withheld.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Goldman, Sachs & Co. serves as our transfer agent and dividend disbursing agent.  For its transfer agency and dividend disbursing agent services, Goldman, Sachs & Co. is entitled to receive a fee equal to $       . Goldman, Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions.  Fees of any sub-transfer agent will be paid out of the transfer agent and dividend disbursing agent fee noted above. The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282.

Our assets are held by State Street Bank and Trust Company pursuant to a custody agreement.  The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.  Additionally, State Street Bank and Trust Company acts as our administrator.  See “Management—Our Administrator.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to us, our investment adviser and any other Accounts.  Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Investment Management Agreement permits our investment adviser, subject to review by the Board of Directors from time to time, to purchase and sell portfolio securities to and from brokers who provide our investment adviser with access to supplemental investment and market research and security and economic analyses.  Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our investment adviser in servicing other clients and not all of these services may be used by our investment adviser in connection with the client generating the brokerage credits. The fees received under the Investment Management Agreement are not reduced by reason of an investment adviser receiving such brokerage and research services.

Our portfolio transactions are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Management Agreement provides that, our investment adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our investment adviser in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us.

Subject to the above considerations, our investment adviser may use Goldman Sachs or another affiliate as our broker. In order for Goldman Sachs or another affiliate, acting as agent, to effect securities or futures transactions for us, the commissions, fees or other remuneration received by Goldman Sachs or another affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar services, securities or futures contracts. Furthermore, our Board of Directors, including a majority of our directors who are not “interested”, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by us may vary substantially from year to year because of differences in portfolio turnover rates and other factors.  See “Potential Conflicts of Interest—Brokerage Transactions.”

UNDERWRITING

          and          are acting as representatives of each of the underwriters named below for this offering. Subject to the terms and conditions set forth in a underwriting agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares

Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the underwritten shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $    per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $    per share to other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price
Underwriting discount and commissions
Proceeds, before expenses, to Goldman Sachs BDC, Inc.

The expenses of the offering, not including the underwriting discount, are estimated at approximately $                     and are payable by us.

Over-allotment Option

We have granted an over-allotment option to the underwriters, exercisable for 30 days from the date of this prospectus solely to purchase up to         additional shares at the public offering price, less the underwriting discount. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for    days after the date of this prospectus without first obtaining the written consent of          . Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock,

•	sell any option or contract to purchase any common stock,

•	purchase any option or contract to sell any common stock,

•	grant any option, right or warrant for the sale of any common stock,

•	lend or otherwise dispose of or transfer any common stock,

•	request or demand that we file a registration statement related to the common stock, or

•
enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

                Listing

We intend to apply to have our common stock listed on the                under the symbol “       .”

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the information included in this prospectus and otherwise available to the representatives,

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•	our financial information,

•	the history of, and the prospects for, our company and the industry in which we compete,

•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

•	the present state of our development,

•	the general condition of the securities markets at the time of the offering,

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

•	other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Electronic Offer, Sale and Distribution of Shares

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition,               may facilitate Internet distribution for this offering to certain of its Internet subscription customers.            may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet web sites maintained by          . Other than the prospectus in electronic format, the information on the              web sites are not part of this prospectus.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Principal Business Address

The principal business address of           is           . The principal business address of          is         .

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Goldman Sachs BDC, Inc. by                       . Certain legal matters in connection with the offering will be passed upon for the underwriters by                .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) through December 31, 2012, included herein, have so been included in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330. We maintain a website at                and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at:              , or by telephone at           . The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-3

Statements of Operations for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-4

Statements of Changes in Net Assets for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-5

Statements of Cash Flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-6

Schedules of Investments as of December 31, 2013 and December 31, 2012	F-7

Notes to Financial Statements	F-10

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Goldman Sachs BDC, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Goldman Sachs BDC, Inc. (the “Company”) at December 31, 2013 and 2012, and the results of its operations, its changes in net assets and its cash flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement  presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts

March 26, 2014

GOLDMAN SACHS BDC, INC.

Statements of Assets and Liabilities

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value (cost of $492,545,803 and $48,917,923, respectively)	$493,417,298	$49,964,820
Investments in affiliated money market fund (cost of $120,518,281 and $0, respectively)	120,518,281	—
Total investments, at fair value (cost of $613,064,084 and $48,917,923, respectively)	613,935,579	49,964,820
Cash	7,411,045	1,536,351
Interest and dividends receivable	3,641,962	267,636
Deferred financing costs	3,721,791	—
Deferred offering costs	732,009	—
Receivable from Investment Adviser	780,041	—
Total assets	$630,222,427	$51,768,807

Liabilities
Payable for investments purchased	$4,925,500	$—
Common stock repurchased	4,994,195	—
Dividend payable	7,068,608	—
Management fees payable	2,660,101	71,042
Incentive fees payable	—	209,379
Transfer agent fees payable	2,999	—
Directors’ fees payable	114,270	—
Interest and credit facility expense payable	417,392	—
Accrued organization and offering costs	1,359,592	—
Accrued expenses and other liabilities	895,117	65,834
Total liabilities	22,437,774	346,255
Commitments (Note 5)

Net Assets
Common Stock, par value $0.001 per share (200,000,000 shares authorized, 30,390,114 shares issued and outstanding at December 31, 2013; no shares were authorized or outstanding as of December 31, 2012)	$30,390	$—
Paid-in capital in excess of par	608,152,396	—
Contributed capital	—	50,911,975
Accumulated net realized gain (loss)	142,298	—
Accumulated undistributed net investment income (loss)	9,633	(184,345)
Net unrealized appreciation (depreciation) on investments	871,495	1,046,897
Allocated income tax expense	(1,421,559)	(351,975)
TOTAL NET ASSETS	607,784,653	51,422,552
TOTAL LIABILITIES AND NET ASSETS	$630,222,427	$51,768,807
Net asset value per share	$20.00	$19.37

See notes to financial statements.

GOLDMAN SACHS BDC, INC.
Statements of Operations

	For the year ended December 31, 2013	For the period from November 15, 2012 (commencement of operations) through December 31, 2012
Investment income:
Interest	$22,812,733	$161,830
Dividend income from affiliated investment	18,201	80
Other income	4,047	—
Total Investment Income	$22,834,981	$161,910

Expenses:
Management fees	$3,586,397	$71,042
Incentive fee	340,192	209,379
Administration and custodian fees	467,743	19,167
Directors’ fees	443,924	—
Transfer agent fees	8,999	—
Professional fees	1,054,821	40,000
Interest and credit facility expense	658,053	—
Organization expense	576,458	—
Other expenses	329,118	6,667
Total expenses	$7,465,705	$346,255
Expense reimbursement from Investment Adviser	$(566,597)	$—
Net expenses	$6,899,108	$346,255
NET INVESTMENT INCOME (LOSS)	$15,935,873	$(184,345)

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) on investments	$3,293,364	$—
Net change in unrealized appreciation (depreciation) on investments	(175,402)	1,046,897
Net realized and unrealized gains (losses)	$3,117,962	$1,046,897
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE TAX	$19,053,835	$862,552
Income tax expense	$(1,069,584)	$(351,975)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER TAX	$17,984,251	$510,577
Net investment income (loss) per share (basic and diluted):	$0.67	$(0.09)
Earnings per share (basic and diluted):	$0.76	$0.26
Weighted average shares outstanding:	23,819,077	1,968,388

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Changes in Net Assets

	For the year ended December 31, 2013	For the period from November 15, 2012 (commencement of operations) through December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$15,935,873	$(184,345)
Net realized gain (loss) on investments	3,293,364	—
Net change in unrealized appreciation (depreciation) on investments	(175,402)	1,046,897
Income tax expense	(1,069,584)	(351,975)
Net increase (decrease) in net assets resulting from operations	$17,984,251	$510,577

Dividends to shareholders from:
Net investment income	$(14,919,060)	$—
Net realized gain	(398,318)	—
Total dividends to shareholders	$(15,317,378)	$—

Capital transactions:
Issuance of common stock (30,639,824 shares)	505,428,208	—
Offering costs	(1,250,000)	—
Contributions	53,441,631	50,560,000
Deemed contribution for income tax expense	1,069,584	351,975
Repurchase of common stock	(4,994,195)	—
Net increase (decrease) in net assets resulting from capital transactions	$553,695,228	$50,911,975
TOTAL INCREASE (DECREASE) IN NET ASSETS	$556,362,101	$51,422,552
Net assets at beginning of period	51,422,552	—
Net assets at end of period	$607,784,653	$51,422,552
Accumulated undistributed net investment income (loss)	$9,633	$(184,345)
Dividend declared per share:	$0.50	$—

See notes to financial statements.

GOLDMAN SACHS BDC, INC.
Statements of Cash Flows

	Year Ended December 31, 2013	For the period from November 15, 2012 (commencement) through December 31, 2012
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$17,984,251	$510,577
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchase of investments	(476,384,195)	(48,900,125)
Investments in affiliated money market fund	(120,518,281)	—
Payable for investments purchased	4,925,500	—
Proceeds from sales of investments and principal repayments	36,557,780	—
Net realized (gain) loss on investments	(3,293,364)	—
Net change in unrealized (appreciation) depreciation on investments	175,402	(1,046,897)
Amortization of premium and accretion of discount, net	(508,101)	(17,798)
Amortization of deferred financing costs	289,720	—
Income tax expense	1,069,584	351,975
Increase (decrease) in operating assets and liabilities:
Increase in interest and dividends receivable	(3,374,326)	(267,636)
Increase in receivable from Investment Adviser for organization cost	(566,597)	—
Increase in management fees payable	2,589,059	71,042
Increase (decrease) in incentive fees payable	(209,379)	209,379
Increase in directors' fees payable	114,270	—
Increase in interest expense payable	329,376	—
Increase in accrued organization costs	497,475	—
Increase in accrued expenses and other liabilities	832,282	65,834
Net cash used for operating activities	$(539,489,544)	$(49,023,649)

Cash flows from financing activities
Issuance of common stock	$505,428,208	$—
Contributions	53,441,631	50,560,000
Distributions paid	(8,248,770)	—
Offering costs paid	(1,333,336)	—
Financing costs paid	(3,923,495)	—
Net cash provided by financing activities	$545,364,238	$50,560,000
Net increase in cash	$5,874,694	$1,536,351
Cash, beginning of period	$1,536,351	$—
Cash, end of period	$7,411,045	$1,536,351

Non-cash financing activities
Deemed contribution for income tax expense	$1,069,584	$351,975
Accrued but unpaid deferred financing costs	$88,016	$—
Accrued but unpaid offering costs	$862,116	$—

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments
December 31, 2013

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 81.18%*
Corporate Debt – 81.18%
1st Lien/Senior Secured Debt – 34.53%
Artesyn Escrow, Inc.(1)	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000,000	$20,000,000	$21,100,000
Bolttech Mannings, Inc.(2)	Commercial Services & Supplies	L+7.75% (1.00% Floor)	12/21/2018	—	—	—
Bolttech Mannings, Inc.(3)	Commercial Services & Supplies	L+8.96% (1.00% Floor)	12/21/2018	33,000,000	32,242,837	32,241,000
Convergeone Holdings Corp.	Communications Equipment	L+8.00% (1.25% Floor)	05/08/2019	28,121,429	27,734,725	27,699,607
Dispensing Dynamics International	Building Products	12.50%	01/01/2018	15,000,000	15,367,086	16,087,500
Fairpoint Communications, Inc.	Integrated Telecommunication Services	L+6.25% (1.25% Floor)	02/14/2019	19,949,749	19,585,775	20,593,128
Infinity Sales Group	Media	L+10.50% (1.00% Floor)	11/21/2018	50,000,000	49,020,522	49,000,000
Iracore International Holdings, Inc.(1)	Energy Equipment & Services	9.50%	06/01/2018	10,000,000	10,000,000	10,500,000
Liquidnet Holdings, Inc.	Capital Markets	L+8.00% (1.25% Floor)	05/08/2017	24,062,500	23,934,427	23,701,562
Molycorp, Inc.(4)	Diversified Metals & Mining	10.00%	06/01/2020	9,061,000	8,812,710	8,947,738

Total 1st Lien/Senior Secured Debt					206,698,082	209,870,535
2nd Lien/Senior Secured Debt – 42.10%
Affordable Care, Inc.	Health Care Providers & Services	L+9.25% (1.25% Floor)	12/26/2019	21,500,000	21,695,819	21,500,000
Answers Corp.	Internet Software & Services	L+10.00% (1.00% Floor)	06/19/2020	20,000,000	19,600,740	19,600,000
EZE Software Group LLC.	Software	L+7.25% (1.25% Floor)	04/05/2021	2,000,000	2,032,772	2,030,000
Global Tel Link Corp.	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	11/23/2020	28,000,000	27,469,577	26,320,000
Highwinds Capital, Inc.	Internet Software & Services	L+12.25% (1.25% Floor)	01/29/2019	55,000,000	54,223,247	54,175,000
Hutchinson Technology, Inc.	Electronic Equipment, Instruments & Components	10.88%	01/15/2017	12,200,000	11,692,151	11,986,500
Learfield Communications, Inc.	Media	L+7.75% (1.00% Floor)	10/09/2021	2,000,000	1,980,306	2,040,000
Orchard Brands Corp.	Internet and Catalog Retail	L+10.00% (1.50% Floor)	06/20/2019	40,000,000	39,005,581	39,000,000
P2 Upstream Acqusition Co.	Software	L+8.00% (1.00% Floor)	04/30/2021	10,000,000	9,901,845	10,150,000
Reddy Ice Group, Inc.	Food Products	L+9.50% (1.25% Floor)	10/01/2019	10,000,000	9,810,717	9,650,000
Securus Technologies, Inc.(5)	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	04/30/2021	20,000,000	19,784,342	19,812,600
TriNet Group, Inc.	Diversified Financial Services	L+7.75% (1.00% Floor)	02/20/2021	21,000,000	20,588,100	21,105,000
Washington Inventory Services	Commercial Services & Supplies	L+9.00% (1.25% Floor)	06/20/2019	18,200,000	18,536,490	18,518,500

Total 2nd Lien/Senior Secured Debt					256,321,687	255,887,600
Unsecured Debt – Fixed – 1.17%
Goodrich Petroleum Corp.(4)	Oil, Gas & Consumable Fuels	8.88%	03/15/2019	2,545,000	2,618,950	2,653,163
Lone Pine Resources Inc.(4) (6)	Oil, Gas & Consumable Fuels	10.38%	02/15/2017	7,800,000	6,907,084	4,446,000

Total Unsecured Debt – Fixed					9,526,034	7,099,163
Preferred Stock– 3.38%
Crowley Holdings Preferred LLC	Marine	12% (includes 2% PIK)		20,000	20,000,000	20,560,000

Total Preferred Stock					20,000,000	20,560,000

Total Investments at Fair Value					$492,545,803	$493,417,298

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 19.83%*
Goldman Sachs Financial Square Government Fund, 0.01%(7)	120,518,281	$120,518,281	$120,518,281

Total Investments in Affiliated Money Market Fund		$120,518,281	$120,518,281

TOTAL INVESTMENTS– 101.01%		$613,064,084	$613,935,579

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.01%)			$(6,150,926)

NET ASSETS – 100.00%			$607,784,653

*	Percentages are based on net assets
(1)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate fair value of these securities is $31,600,000 or 5.20% of the Company’s net assets.

(2)	Unfunded loan commitments. See Note 5 “Commitments”.
(3)	Loan is structured as a Last Out First Lien, and reflects the yield on the date presented.
(4)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(5)	Position or portion thereof unsettled as of December 31, 2013.
(6)	Investment is currently in default and/or non-income producing.
(7)	The rate shown is the annualized seven-day yield as of December 31, 2013.
L	– LIBOR
PIK	– Payment-In-Kind

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments (continued)
December 31, 2012

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments, at Fair Value – 97.17%*
Corporate Debt – 97.17%
1st Lien/Senior Secured Debt – 37.14%
Dispensing Dynamics International	Building Products	12.50%	01/01/2018	$15,000,000	$14,700,000	$14,700,000
Molycorp, Inc.(1)	Diversified Metals & Mining	10.00%	06/01/2020	4,780,000	3,932,686	4,397,600

Total 1st Lien/Senior Secured Debt					18,632,686	19,097,600
2nd Lien/Senior Secured Debt – 46.55%
Affordable Care, Inc.	Health Care Providers & Services	L+9.25% (1.25% Floor)	12/26/2019	13,000,000	12,741,699	12,935,000
Washington Inventory Services (WIS)	Commercial Services & Supplies	L+9.00% (1.25% Floor)	06/20/2019	11,000,000	10,835,279	11,000,000

Total 2nd Lien/Senior Secured Debt					23,576,978	23,935,000
Unsecured Debt – Fixed – 13.48%
Goodrich Petroleum Corp.(1)	Oil, Gas & Consumable Fuels	8.88%	03/15/2019	4,500,000	4,111,107	4,320,000
Goodrich Petroleum Corp.(1)	Oil, Gas & Consumable Fuels	5.00%	10/01/2029	800,000	734,210	752,220
Lone Pine Resources Inc.(1)	Oil, Gas & Consumable Fuels	10.38%	02/15/2017	2,000,000	1,862,942	1,860,000

Total Unsecured Debt – Fixed					6,708,259	6,932,220

Total Investments, at Fair Value					$48,917,923	$49,964,820

				Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 0.97%*(3)
Goldman Sachs Financial Square Government Fund, 0.02%(2)				500,080	$500,080	$500,080

Total Investments in Affiliated Money Market Fund					$500,080	$500,080

TOTAL INVESTMENTS – 98.14%					$49,418,003	$50,464,900

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.86%						$957,652

NET ASSETS – 100.00%						$51,422,552

*	Percentages are based on net assets
(1)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(2)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(3)	Investments in Affiliated Money Market Fund were included in cash at December 31, 2012.
L	– LIBOR

See notes to financial statements.

GOLDMAN SACHS BDC, INC.
Notes to Financial Statements
December 31, 2013

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company”) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”) on September 26, 2012 and commenced operations on November 15, 2012, with Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be treated as a business development company under the Investment Company Act of 1940 (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Corporation (the “Conversion”).
In connection with the Conversion, all membership units were converted to common shares at a ratio of 5.38 common shares to 1 unit. Accordingly, earnings and other per unit data in the accompanying financial statements and related notes give retroactive effect to the Conversion.
The Company’s investment objective is to generate current income, and to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.
Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. (“Goldman Sachs”), is the investment adviser (the “Investment Adviser”) of the Company.
On March 29, 2013, we filed a registration statement on Form N-2 (File No. 333-187642) with the Securities and Exchange Commission (“SEC”) (which has been subsequently amended) related to an initial public offering of the Company’s common stock. The timing of the Company’s initial public offering is uncertain. The SEC has not declared this registration statement effective and securities may not be sold, nor may offers to buy the securities be accepted, prior to the time this registration statement becomes effective.

2. SIGNIFICANT ACCOUNTING POLICIES

A.  Basis of Presentation — The Company’s functional currency is United States dollars and these financial statements have been prepared in that currency. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Investment Adviser to make certain estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from the estimates and assumptions included in the financial statements.

B.  Revenue Recognition — The Company records its investment transactions on a trade date basis. Realized gains and losses are based on the specific identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective investment using the effective interest method. Dividend income is recorded on the ex-dividend date and is adjusted to the extent that the Company does not expect to collect such amounts. Interest and dividend income are presented net of withholding tax, if any.

Some loans and other investments, including certain preferred equity investments, may have contractual paid-in-kind (“PIK”) interest or dividends. PIK represents contractual accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income.
Loan origination fees, original issue discount and market discounts or premiums are capitalized and amortized into interest income using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. Structuring fees are recorded as other income when earned.
Administrative agent fees received by the Company are recorded as other income when the services are rendered.

C.  Non-Accrual Loans — Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

D.  Investments — The Company carries its investments at fair value. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments are measured at fair value as determined by the Board of Directors.
Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 6 “Fair Value Measurement”.
The Company expects it will generally invest in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments in accordance with valuation procedures for investments for which market quotations are not readily available.
With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)
The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)
The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisers”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisers independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisers also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisers provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisers define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, the income approach, or both. A portion of the portfolio will be reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment will be reviewed at least annually by the Independent Valuation Advisers;

(3)
The Independent Valuation Advisers’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team within the Finance Division of Goldman Sachs. The Independent Valuation Advisers’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

GOLDMAN SACHS BDC, INC.
2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(5)
The Audit Committee of the Board of Directors reviews valuation information provided by the GSAM Valuation Committee, the Investment Adviser and the Independent Valuation Advisers. The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)
The Board of Directors discusses the valuations and determines the fair value of each of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisers and the Audit Committee.

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), issued by the Financial Accounting Standards Board (“FASB”), defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. See Note 6 “Fair Value Measurement”.

E.  Money Market Funds — As of December 31, 2012, included in cash is an investment in an affiliated money market fund of $500,080. As of December 31, 2013, this investment is separately presented as Investments in affiliated money market fund. Money market investments are valued at amortized cost, which approximates fair value. See Note 9 “Significant Agreements and Related Parties”.

F.  Cash — Cash consists of deposits held at a bank and a custodian bank. As of December 31, 2013 and December 31, 2012, the Company held deposits of $0 and $425,000, respectively, at a bank, and $7,411,045 and $611,271, respectively, at a custodian bank.

G.  Foreign Currency Translation — Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss from investments.

H.  Income Taxes — The Company recognizes tax positions in its financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the statement of operations.
The Investment Adviser has reviewed the Company’s tax positions, based on statutes of limitation for tax assessments which may vary by jurisdiction, if applicable, and has concluded that no additional provision for income tax is required in the Company’s financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The potential tax liability is also subject to ongoing interpretation of laws and regulations by taxing authorities.
Prior to the Conversion, the Company was a SMLLC which was disregarded for U.S. tax purposes. As a disregarded entity the Company was considered a branch of its member (a “C” corporation for income tax purposes) and therefore the Company accrued U.S. federal and various state and local income taxes as if it were also a “C” corporation. The Company was included with its member and subsidiaries in the consolidated corporate federal tax return as well as consolidated/combined state and local tax returns. The Company computed its tax liability on a modified separate company basis and the member funded any expense directly. The liability associated with the tax expense recorded in the Statement of Operations is recorded as a deemed contribution.
Effective April 1, 2013, the Company converted from a SMLCC into a corporation for U.S. tax purposes, and it intends to elect to be treated, and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, commencing with its taxable year ended on December 31, 2013. As a RIC, the Company will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Company distributes to

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders as dividends if certain source of income, distribution and asset diversification requirements are met. The Company’s conversion from SMLLC to a RIC was considered a taxable event.
In order for the Company not to be subject to federal excise taxes, it must distribute annually at least 98% of its ordinary income and 98.2% of its net capital gains from the current year and any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to shareholders. The Company will accrue excise tax on estimated undistributed taxable income as required.
Dividends from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay dividends in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the shareholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in excess of par or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

I.  Organization and Offering Costs — Organization costs consist primarily of legal, incorporation and accounting fees incurred in connection with the organization of the Company and the Conversion described in Note 1, “Organization”. Organization costs are expensed as incurred.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Upon the issuance of shares, offering costs will be offset against proceeds of the offering in paid-in capital in excess of par.
The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250,000.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the year ended December 31, 2013 and the period ended December 31, 2012.

	Year ended December 31, 2013	Period ended December 31, 2012
Numerator for basic and diluted — increase in net assets resulting from operations after tax	$17,984,251	$510,577
Denominator for basic and diluted — weighted average shares outstanding	23,819,077	1,968,338
Basic and diluted earnings per share	$0.76	$0.26

Diluted earnings per share equals basic earnings per share because there were no common stock equivalents outstanding during the periods.

GOLDMAN SACHS BDC, INC.

4. INVESTMENTS

Investments consisted of the following:

	December 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value
Senior secured debt:
First lien1	$206,698,082	$209,870,535	$18,632,686	$19,097,600
Second lien	256,321,687	255,887,600	23,576,978	23,935,000
Unsecured debt — fixed	9,526,034	7,099,163	6,708,259	6,932,220
Preferred stock	20,000,000	20,560,000	—	—
Total Investments	$492,545,803	$493,417,298	$48,917,923	$49,964,820

1	Includes Last Out First Lien’s. At December 31, 2013, the aggregate fair value is $32,241,000.

The industry composition of the portfolio at fair value was as follows:

Industry	December 31, 2013	December 31, 2012
Internet Software & Services	15.0%	—%
Media	10.3	—
Commercial Services & Supplies	10.2	22.0
Diversified Telecommunication Services	9.3	—
Internet and Catalog Retail	7.9	—
Electronic Equipment, Instruments & Components	6.7	—
Communications Equipment	5.6	—
Capital Markets	4.8	—
Health Care Providers & Services	4.4	25.9
Diversified Financial Services	4.3	—
Integrated Telecommunication Services	4.2	—
Marine	4.2	—
Building Products	3.3	29.4
Software	2.5	—
Energy Equipment & Services	2.1	—
Food Products	2.0	—
Diversified Metals & Mining	1.8	8.8
Oil, Gas & Consumable Fuels	1.4	13.9
Total	100.0%	100.0%

The geographic composition of the portfolio at fair value was as follows:

Geographic	December 31, 2013	December 31, 2012
United States	99.1%	96.3%
Canada	0.9	3.7
Total	100.0%	100.0%

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

5. COMMITMENTS

For the year ended December 31, 2013, the Company had unfunded loan commitments of $15 million. Unfunded commitments are not reflected on the Statements of Assets and Liabilities.

6. FAIR VALUE MEASUREMENT
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).
The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 — Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.
Level 2 — Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
Level 3 — Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.
The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity, Fixed Income and Trade Claims
The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments, and certain trade claims and loan commitments. These instruments are generally classified within Level 2 of the fair value hierarchy.

Valuations of Level 2 Equity, Fixed Income and Trade Claims instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

GOLDMAN SACHS BDC, INC.
6. FAIR VALUE MEASUREMENT (continued)

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair values of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations
Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including but not limited to market comparables, transactions in similar instruments, and recovery/liquidation analysis.

The table below presents the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of Level 3 asset or liability. The ranges of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one Level 3 asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2013	Significant Unobservable Inputs by Valuation Techniques1	Range of Significant Unobservable Inputs (Weighted Average2) as of December 31, 2013
Bank loans, Corporate Debt, and Other Debt Obligations	2nd Lien/Senior Secured Debt $66,161,500	Discounted cash flows: ● Yield	11.6% - 13.9% (13.5)%
	Unsecured Debt $4,446,000	Discounted cash flows: ● Discount Rate ● EV/EBITDA ● EV/Production	10.0% 3.2x - 6.2x (4.6x) $17,754 - $72,754 ($41,795)

1
The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.

2	Ranges were determined using a weighted average based upon the fair value of investments in each category.

Included within Level 3 assets of $313,003,107 at December 31, 2013 is an amount of $242,395,607 for which the Investment Adviser did not develop the unobservable inputs (examples include, but are not limited to, single source broker quotations, third party pricing and prior transactions) for the valuation of such assets and liabilities as of December 31, 2013.
As noted above, the income and market approach were used in the determination of fair value of certain Level 3 assets as of December 31, 2013. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Significant increases or decreases in market multiples would result in an increase or decrease in the fair value.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

6. FAIR VALUE MEASUREMENT (continued)

The following is a summary of the Company’s assets and liabilities categorized within the fair value hierarchy as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured	$—	$100,929,928	$108,940,607	$209,870,535
2nd Lien/Senior Secured	—	76,831,100	179,056,500	255,887,600
Unsecured Debt — Fixed	—	2,653,163	4,446,000	7,099,163
Preferred Stock	—	—	20,560,000	20,560,000
Affiliated Money Market Fund	120,518,281	—	—	120,518,281
Total assets	$120,518,281	$180,414,191	$313,003,107	$613,935,579

The following is a summary of the Company’s assets and liabilities categorized within the fair value hierarchy as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured	$—	$19,097,600	$—	$19,097,600
2nd Lien/Senior Secured	—	23,935,000	—	23,935,000
Unsecured Debt — Fixed	—	6,932,220	—	6,932,220
Total assets	$—	$49,964,820	$—	$49,964,820

In addition to the table above, included in cash as of December 31, 2012 on the Statements of Assets and Liabilities is an investment in an affiliated money market fund of $500,080, which was classified as Level 1.
The following is a reconciliation of Level 3 assets and liabilities for the year ended December 31, 2013:

Level 3	Beginning Balance as of January 1, 2013	Purchases	Net realized gains (loss)	Net change in unrealized appreciation (depreciation)1	Sales and Settlements	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2013
1st Lien/Senior Secured	$—	$110,795,808	$25,954	$(57,477)	$(1,878,571)	$54,893	$—	$—	$108,940,607
2nd Lien/Senior Secured	—	169,762,867	(25,866)	459,838	(4,039,875)	159,536	12,740,000	—	179,056,500
Unsecured Debt — Fixed	—	4,887,000	—	(2,461,084)	—	160,084	1,860,000	—	4,446,000
Preferred Stock	—	20,000,000	—	560,000	—	—	—	—	20,560,000
Total assets	$—	$305,445,675	$88	$(1,498,723)	$(5,918,446)	$374,513	$14,600,000	$—	$313,003,107

1
Change in unrealized appreciation (depreciation) relating to assets and liabilities still held at December 31, 2013 was $(1,498,723), and is reported in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. Transfers from Level 2 to Level 3 were primarily due to decreased price transparency of certain corporate debt securities.

7. INDEMNIFICATIONS

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

GOLDMAN SACHS BDC, INC.

8. PRIVATE OFFERING AND DIVIDENDS

Common shares were offered at $20 per share in a private placement on April 1, 2013. Thereafter, additional shares were issued at a price per share equal to the net asset value (“NAV”) per share at the time of offering. For the year ended December 31, 2013 the Company closed offerings of 25,260,470 of its common shares in private placements totaling $505,427,508, of which Group Inc. acquired 701,760 common shares totaling $14,076,308. In addition to the shares acquired, as part of the Conversion, Group Inc. received 5,379,354 common shares of the Company in exchange for its SMLLC units totaling $107,587,076 as of April 1, 2013.
The Company intends to pay quarterly dividends to its shareholders from assets available for distribution. Quarterly dividends, if any, will be determined by the Company’s Board of Directors. All dividends will be subject to available funds, and no assurance can be given that the Company will be able to declare such dividends in future periods.
The following table reflects the Company’s dividends declared on its shares through December 31, 2013:

Date Declared	Record Date	Ex-Date	Payment Date	Amount Per Share
July 17, 2013	June 28, 2013	June 28, 2013	July 22, 2013	$0.08
October 17, 2013	September 27, 2013	September 30, 2013	October 21, 2013	$0.19
December 10, 2013	December 10, 2013	December 31, 2013	January 30, 2014	$0.23

There were no dividends declared during the period ended December 31, 2012.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES

Management

The Company has entered into an investment management agreement (as amended, the “Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.
The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued monthly and payable quarterly in arrears. The Management Fee is calculated, after making appropriate adjustments for equity capital raises and repurchases that occurred, at an annual rate of 1.5% of the Company’s average gross assets (other than cash or investments in money market funds, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter has been appropriately prorated.
For the year ended December 31, 2013 and the period ended December 31, 2012, Management Fees charged amounted to $3,586,397 and $71,042, respectively, of which $2,660,101 and $71,042 were payable at December 31, 2013 and December 31, 2012, respectively.

Incentive Fees

The Incentive Fee (“Fee”) is calculated pursuant to the Amended and Restated Investment Management Agreement, effective as of April 1, 2013, which is a modification from the method applied up to March 31, 2013.
The Company calculates the Incentive Fee on:

i)	income
ii)	capital gains

Quarterly Incentive Fees Based on Income. The Company accrues monthly and pays the Investment Adviser a quarterly Fee based on the amount by which (A) aggregate net investment income in respect of the relevant trailing four quarters (“Ordinary Income”) less the amount of any net realized and unrealized capital loss (“Adjusted Ordinary Income”) exceeds (B) the quarterly hurdle of 1.75% (7% annualized) of the Company’s net asset value at the beginning of the trailing four quarters after making appropriate adjustments for distributions, equity capital raises and repurchases (“Adjusted Net Asset Value”). The trailing four quarter period is the Company’s current quarter and the three preceding quarters or the appropriate portion in the Company’s first and last year. The amount of the excess of (A) over (B) is referred to as the “Excess Income Amount”. Net investment income is net of all fees and expenses, including the Management Fee, but excluding any Fee expense.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

The Fee for a quarter equals 100% of the trailing four quarters’ Excess Income Amount until the Company’s Adjusted Ordinary Income exceeds an annualized hurdle rate of 8.75% of the Company’s Adjusted Net Asset Value. Thereafter, the Fee for the quarter will equal 20% of the trailing four quarters’ remaining Excess Income Amount. The Fee paid to the Investment Adviser for a quarter equals the excess of the calculated Fee less the cumulative amount of such Fees paid in the preceding three quarters.
Annual Incentive Fees Based on Capital Gains. Annually, the Company pays the Investment Adviser a Fee equal to (A) 20% of net realized capital gains and unrealized capital depreciation, from April 1, 2013 until the end of the year less (B) the cumulative amount of such Fees paid to the Investment Adviser from April 1, 2013.
The Fee for each annual period is limited to the amount by which the Ordinary Income (reduced by the Fee based on income for the period) plus/minus net capital gain/loss for the period exceeds the annual hurdle of 7%.
Unrealized capital appreciation is excluded from the calculation in (A) above, however, the Company, in accordance with GAAP, accrues, but does not pay, that part of the Fee relating to unrealized capital appreciation. There can be no assurance that such unrealized capital appreciation will be realized in the future.
For the year ended December 31, 2013 and the period ended December 31, 2012, the Company accrued Fees of $340,192 and $209,379, respectively, of which none were payable, at December 31, 2013; $209,379 was payable at December 31, 2012.
The calculation of the Fee, pursuant to the Company’s Management Agreement, has been modified from the method used prior to the Conversion.
Prior to Conversion, the Company paid the Investment Adviser a Fee in two parts:
The first part of the Fee was accrued monthly and paid quarterly in arrears based on the Company’s pre-Incentive Fee net investment income for the immediately preceding calendar quarter. The Company paid the Investment Adviser with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income did not exceed 1.75% (7% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments for subscriptions and redemptions (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds 1.75% (7% annualized) but did not exceed 2.1875% (8.75% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments in any calendar quarter; and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.
The second part of the Fee (the “Capital Gains Fee”) was payable in arrears as of the end of each calendar year and was calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the Company’s formation. If such amount was positive at the end of such year, then the Capital Gains Fee for such year was equal to 20% of such amount attributable to the units, less the aggregate amount of Capital Gains Fees attributable to the units paid in all prior years. If such amount was negative, then there was not a Capital Gains Fee for such year.

Financing

On September 19, 2013, the Company entered into a revolving credit facility, (the “Credit Facility”), with various lenders. SunTrust Bank, one of the lenders, also serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $340,000,000 on a committed basis.
The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of investments and cash. The Credit Facility contains certain covenants, including, but not limited to: (i) maintaining a minimum shareholder’s equity of $400,000,000, subject to increase pending certain equity sales (ii) maintaining an asset coverage ratio of at least 2 to 1, and (iii) maintaining a minimum liquidity test of at least 15% of the covered debt amount during any period when the adjusted covered debt balance is greater than 85% of the adjusted borrowing base, as defined in the Credit Facility. As of December 31, 2013, the Company was in compliance with these covenants.
Borrowings under the Credit Facility bear interest subject to the Company’s annual election of (i) LIBOR plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%. The Company pays an unused commitment fee of 0.375% per annum. Interest is payable quarterly in

GOLDMAN SACHS BDC, INC.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 19, 2017.
As of December 31, 2013, there were no borrowings under the Credit Facility. Costs of $4,011,511 were incurred in connection with obtaining the Credit Facility, which have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility. As of December 31, 2013, the unamortized deferred financing costs were $3,721,791.
For the year ended December 31, 2013, the Company recorded interest and credit facility expense of $658,053, of which $289,720 was amortization of financing costs paid and $368,333 related to commitment fees on the unused portion of the Credit Facility.
In accordance with the Investment Company Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing.

Affiliates
At December 31, 2013 and December 31, 2012, affiliates of Goldman Sachs owned 25.78% and 100%, respectively, of the outstanding shares of the company.
A summary of the Company’s investments in the affiliated Money Market Fund for the year ended December 31, 2013, was as follows:

	Number of Shares Held as of 12/31/2012	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income
Goldman Sachs Financial Square Government Fund *	500,080	577,518,201	457,500,000	120,518,281	$120,518,281	$18,201

*	Fund advised by an affiliate of Goldman Sachs

A summary of the Company’s investments in the affiliated Money Market Fund for the period ended December 31, 2012, was as follows:

	Number of Shares Held as of 11/15/2012	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income
Goldman Sachs Financial Square Government Fund *	—	7,000,080	6,500,000	500,080	$500,080	$80

*	Fund advised by an affiliate of Goldman Sachs

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. Administrative services may include maintenance of the Company’s books and records, processing of investor transactions, calculation of the NAV and payments of the Company’s fees and expenses. To the extent that the Company Administrator outsources any of its functions, the Administrator will pay any compensation associated with such functions. State Street Bank and Trust Company also serves as the Company’s custodian and sub-transfer agent.
For the year ended December 31, 2013 and the period ended December 31, 2012, the Company incurred expenses for services provided by the Administrator and the Custodian of $467,743 and $19,167, of which $115,000 and $19,167 were payable at December 31, 2013 and 2012, respectively.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

Transfer Agent Fees

Goldman Sachs & Co. serves as the Company’s transfer agent (“Transfer Agent”) and dividend agent. Prior to the Conversion, International Fund Services was the Transfer Agent. For the year ended December 31, 2013 the Company incurred expenses for services provided by the Transfer Agent of $8,999, of which $2,999 were payable at December 31, 2013.

Reimbursement of Organization and Offering Costs

The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250,000. As of December 31, 2013, the Company incurred $2,762,050 of organization and offering costs, of which $2,030,040 relates to organization and private placement offering costs. For the year ended December 31, 2013, $780,041 of the $2,030,040 organization and private placement offering costs will be reimbursed.

10. SHARE REPURCHASE OFFERS

Each quarter, beginning with the calendar quarter ending December 31, 2013, the Board of Directors, in its sole discretion, will determine the number of Shares that the Company will offer to repurchase (the “Repurchase Offer Amount”). The quarterly Repurchase Offer Amount can be up to 5% of the total number of Shares outstanding on the date by which a shareholder can tender their shares in response to a Repurchase Offer. The Company will repurchase Shares at NAV per Share of the Company at the end of each quarter.
For the year ended December 31, 2013, the Company extended the following Repurchase Offers:

Repurchase Request Deadline	Percentage of Outstanding Shares the Company Offered to be Repurchased	Amount of Shares the Company Offered to Repurchase	Number of Shares Tendered
December 11, 2013	5%	1,531,991	249,710

11. TAX INFORMATION

There were no distributions during the period ended December 31, 2012.
The tax character of distributions during the year ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary Income	$15,317,378

As of December 31, 2013, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

Undistributed Ordinary Income — net	$151,931
Unrealized Earnings (Losses) — net	$871,495
Total Accumulated Earnings (Losses) — net	$1,023,426

As of December 31, 2013, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$613,064,084
Gross unrealized appreciation	$5,204,363
Gross unrealized depreciation	$(4,332,868)
Net unrealized investment appreciation	$871,495

There were no differences between GAAP-basis and tax basis unrealized appreciation (depreciation).

GOLDMAN SACHS BDC, INC.

11. TAX INFORMATION (continued)

In order to present certain components of the Company’s capital account on a tax-basis, certain reclassifications have been recorded to the Company’s account. These reclassifications have no impact on the NAV of the Company and result primarily from differences in certain non-deductible expenses, pre-conversion related net gains and net income, and certain paydown gains and losses.

	December 31, 2013	December 31, 2012
Paid-in capital in excess of par	$3,575,583	—
Accumulated undistributed net investment income	$(822,835)	—
Accumulated net realized gain (loss)	$(2,752,748)	—

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions are deemed to meet more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740.
The March 31, 2013 effective tax rate of 39.3% differs from statutory rates due principally to state and local taxes. Net tax expense of $1,069,584 for the three months ended March 31, 2013 is comprised of a current tax expense of $374,906 resulting from net investment income and deferred tax expense of $694,678 resulting from unrealized and realized gains.

12. OTHER RISKS

The Company’s investing activities expose it to various types of risk that are associated with the financial instruments and markets in which it invests. The significant types of financial risks to which the Company is exposed are market risk and credit risk.

A.  Market Risk — Market risk encompasses the potential for both losses and gains and includes interest rate risk and price risk. The Company’s market risk management strategy is driven by the Company’s investment objective.

i. Interest Rate Risk — The Company invests in fixed income securities. Any change to the interest rates relevant for particular securities may result in the Investment Adviser being unable to secure similar returns on the expiration of contracts or the sale of securities. In addition, changes to prevailing rates or changes in expectations of future rates may result in an increase or decrease in the value of the securities held. In general, if interest rates rise, the value of the debt securities will decline. A decline in interest rates will in general have the opposite effect.

ii. Price Risk — Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, or its issuer, or by any factor affecting financial instruments traded in the market. As the Company’s financial instruments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions will directly affect net assets.

B.  Credit Risk — Credit risk is the risk that a counterparty to or an issuer of a financial instrument will cause a financial loss to the other party by failing to discharge an obligation.

Debt securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. The Company may invest in non-investment grade and unrated securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)
December 31, 2013

13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the year ended December 31, 2013 and period ended December 31, 2012:

	Year Ended December 31, 2013	Period from November 15, 2012 (commencement of operations) through December 31, 2012
Per Share Data(1):
Net asset value, beginning of year/period	$19.37	$18.59
Net investment income (loss)	0.67	0.01
Net realized and unrealized gains (losses)	0.51	0.88
Incentive Fee	—	(0.11)
Net increase (decrease) in net assets resulting from operations(2)	1.18	0.78
Dividends declared from:(3)
Net investment income	(0.49)	—
Net realized gain	(0.01)	—
Total dividends	(0.50)
Offering costs	(0.05)	—
Net asset value, end of year/period	$20.00	$19.37
Shares outstanding, end of year/period	30,390,114	2,655,017
Total return(4)	5.86%	4.20%
Ratio/Supplemental Data:
Net assets, end of year	$607,784,653	$51,422,552
Ratio of net investment income to average net assets	3.34%	0.95	%(5)
Ratio of interest and credit facility expenses to average net assets	0.14%	—	%(5)
Ratio of incentive fees to average net assets	0.07%	0.66%
Ratio of total expenses to average net assets	1.57%	3.01	%(5)
Ratio of net expenses to average net assets	1.45%	3.01	%(5)
Portfolio turnover	15%	0%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable year/period.
(2)	Includes the effect of income tax expense and the related deemed contribution.
(3)	The per share data for dividends declared reflects the actual amount of dividends declared per share for the applicable year and period.
(4)
The total return is calculated by taking the increase or decrease in net asset value per share, adding dividends per share declared during the period and dividing by the beginning net asset value per share.

(5)	Annualized except for Incentive Fees and certain operating expenses.

GOLDMAN SACHS BDC, INC.

14. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for the year ended December 31, 2013 and the results for the period from November 15, 2012 (commencement of operations) to December 31, 2012. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	Period from November 15 (commencement of operations) to December 31, 2012
Investment income	$9,603,282	$7,046,931	$4,180,232	$2,004,536	$161,910
Expenses:
Total expenses	3,097,502	1,681,249	1,295,939	1,391,015	346,255
Less: Expense reimbursement from Investment Adviser	(156,597)	—	—	(410,000)	—
Net expenses	2,940,905	1,681,249	1,295,939	981,015	346,255
Net investment income (loss)	6,662,377	5,365,682	2,884,293	1,023,521	(184,345)
Net realized and unrealized gains (losses)	3,157,705	(249,213)	(1,489,901)	1,699,371	1,046,897
Income tax expense	—	—	—	(1,069,584)	(351,975)
Net increase in net assets resulting from operations after tax	$9,820,082	$5,116,469	$1,394,392	$1,653,308	$510,577
Net investment income per share (basic and diluted)	$0.22	$0.18	$0.10	$0.24	$(0.09)
Earnings per share (basic and diluted)	$0.32	$0.17	$0.05	$0.38	$0.26
Weighted average shares outstanding	30,555,683	30,639,824	29,373,224	4,344,591	1,968,388

The sum of quarterly per share amounts does not equal per share amounts reported for the year ended December 31, 2013. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

15. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through March 26, 2014. The Company has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

ANNEX A
Effective: March 2013
GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”).  As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 1
2.	Board of Directors	page 2
3.	Executive Compensation	page 4
4.	Proxy Contests and Access	page 6
5.	Shareholder Rights and Defenses	page 7
6.	Mergers and Corporate Restructurings	page 8
7.	State of Incorporation	page 8
8.	Capital Structure	page 8
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9

B.	Non-U.S. proxy items:

1.	Operational Items	page 11
2.	Board of Directors	page 12
3.	Compensation	page 14
4.	Board Structure	page 14
5.	Capital Structure	page 15
6.	Mergers and Corporate Restructurings & Other	page 16
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 17

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:
•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.           Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:
•	Inside Director
	•	Employee of the company or one of its affiliates
	•	Among the five most highly paid individuals (excluding interim CEO)
	•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
	•	Current interim CEO
	•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director
	•	Board attestation that an outside director is not independent
	•	Former CEO or other executive of the company within the last 3 years
	•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director
	•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:
•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;
•
The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•
The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years.  Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent key committees; or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:
•
The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.           Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:
•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans.  Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or
•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:
•
GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:
•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive executive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity;
•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•	Broad-based participation;
•	Limits on employee contribution;
•	Company matching contribution; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather  than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:
•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.  When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings.  However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company.  In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.              Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.             State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights.  GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:
•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•	Whether the company has the following good governance features:
•	An annually elected board;
•	A majority vote standard in uncontested director elections; and
•	The absence of a poison pill, unless the pill was approved by shareholders.

8.             Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
•	Past Board performance;
•	The company's use of authorized shares during the last three years;

•	One- and three-year total shareholder return;
•	The board's governance structure and practices;
•	The current request;
•	Disclosure in the proxy statement of specific reasons for the proposed increase;
•	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and
•	Risks to shareholders of not approving the request.

9.             Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership.  When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies
•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:
•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:
•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards. or
•	There are reservations about:
	•	Director terms
	•	Bundling of proposals to elect directors
	•	Board independence
	•	Disclosure of named nominees
	•	Combined Chairman/CEO
	•	Election of former CEO as Chairman of the Board
	•	Overboarded directors
	•	Composition of committees
	•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;

•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.           Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	2/3 independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote  FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:
•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote  FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

Through and including                   (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SHARES
GOLDMAN SACHS BDC, INC.
PROSPECTUS
, 2014

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

The following financial statements are provided in Part A of this Registration Statement for Goldman Sachs BDC, Inc. (and its predecessor Goldman Sachs Liberty Harbor Capital, LLC) (the “Registrant”):

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-3

Statements of Operations for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-4

Statements of Changes in Net Assets for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-5

Statements of Cash Flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-6

Schedules of Investments as of December 31, 2013 and December 31, 2012	F-7

Notes to Financial Statements	F-10

(2) Exhibits

(a)	Form of Certificate of Incorporation. *

(b)	Form of Bylaws. *

(c)	Not Applicable.

(d)	Form of Stock Certificate. *

(e)	Not Applicable.

(f)	Not Applicable.

(g)	Investment Management Agreement between the Goldman Sachs BDC, Inc. and Goldman Sachs Asset Management, L.P.*

(h)	Form of Underwriting Agreement. *

(i)	Not Applicable.

(j)	Custody Agreement between Registrant and State Street Bank and Trust Company. *

(k)(1)	Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. *

(k)(2)	Form of Administration Agreement between Registrant and State Street Bank and Trust Company. *

(k)(3)	License Agreement between the Registrant and the Goldman, Sachs & Co. *

(k)(4)	Senior Secured Revolving Credit Agreement, dated as of September 19, 2013 among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent. *

(l)	Opinion and Consent of . *

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant. *

(r)(2)	Code of Ethics of Goldman Sachs Asset Management, L.P. *

*	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee listing fees	$
Financial Industry Regulatory Authority fees
Printing expenses
Accounting fees and expenses
Legal fees and expenses
Miscellaneous
Total

Item 28.	Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at                   , 2014.

Title of Class	Number of Record Holders
Common shares, par value $0.001 per share

Item 30.	Indemnification

As permitted by Section 102 of the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws each provide that all directors, officers, employees and agents of the Registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes a corporation to pay expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the corporation as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation, or persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes a corporation to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the corporation would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit.  Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Administration Agreement provides that we shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by us or upon reasonable reliance on information or records given or made by us or our investment adviser, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence, bad faith or willful misconduct.

The Underwriting Agreement provides [                                   .]

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-37591), and is incorporated herein by reference.

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282;

(2)	the Transfer Agent, Goldman, Sachs & Co., 200 West Street, New York, New York 10282;

(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; and

(4)	the Investment Adviser, Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.
The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the fourteenth day of May, 2014.

GOLDMAN SACHS BDC, INC.

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Brendan McGovern	Chief Executive Officer and President (Principal Executive Officer)	May 14, 2014
Brendan McGovern
/s/ Jonathan Lamm	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 14, 2014
Jonathan Lamm
*	Director	May 14, 2014
Ashok N. Bakhru
*	Director	May 14, 2014
John P. Coblentz, Jr.
*	Director	May 14, 2014
Katherine Uniacke
*	Director	May 14, 2014
Richard P. Strubel

*By:	/s/ Caroline Kraus
Caroline Kraus Attorney-in-Fact